The Acorn Family of Funds

Acorn Fund
Acorn International
Acorn USA
Acorn Twenty
Acorn Foreign Forty


100% No-Load Funds



Acorn
Prospectus
May 1, 2000

                                      The Securities and Exchange Commission
                                      has not approved or disapproved these
                                      securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               [PHOTO OF ACORNS]

      Acorn Investment Trust
      227 West Monroe Street
      Suite 3000
      Chicago, Illinois 60606
      800-9-ACORN-9
      (800-922-6769)

CONTENTS

--------------------------------------------------------------------------------
2   AT A GLANCE                 Acorn Fund               2
    Fund Objective,             Acorn International      4
    Investment Strategy,        Acorn USA                6
    Risks, Fees and Expenses    Acorn Twenty             8
                                Acorn Foreign Forty      10

--------------------------------------------------------------------------------

12  MANAGEMENT OF               Portfolio Managers
    THE FUNDS                   Management Fees

14  HOW THE FUNDS INVEST        The Acorn Family of Funds Investment Philosophy
                                Securities in which the Funds Invest
                                Summarizing Risk
                                Managing Risk

18  SHAREHOLDER'S MANUAL        How to Contact Us
                                Investment Minimums
                                Types of Accounts
                                How to Buy Shares
                                How to Sell Shares
                                Signature Guarantee

25  SHAREHOLDER AND             Statements and Reports
    ACCOUNT POLICIES            Share Price
                                Address Changes
                                General Information on Telephone Transactions
                                Telephone Exchange Plan and Money Market Funds
                                Exchange Plan Restrictions
                                Authorized Agents

28  DIVIDENDS, CAPITAL          Distribution Options
    GAINS AND TAXES             Taxes
                                Foreign Income Taxes

30  FINANCIAL HIGHLIGHTS        Acorn Fund
                                Acorn International
                                Acorn USA
                                Acorn Twenty
                                Acorn Foreign Forty



         For more information call 800-922-6769 or visit our web site at
                               www.acornfunds.com.

--------------------------------------------------------------------------------
AT A GLANCE   ACORN FUND . ACRNX
--------------------------------------------------------------------------------

FUND OBJECTIVE

Acorn Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------
INVESTMENT STRATEGY

Acorn Fund invests primarily in the stocks of small- and medium-sized companies. The fund generally invests in the stocks of companies around the globe with capitalizations of less than $2 billion with the intention of holding them as they grow and selling them when they become large.

The fund believes that these smaller, less-profiled companies may offer higher return potential than the stocks of large companies.

Acorn Fund typically looks for companies with:

 .  A strong business franchise that offers growth potential.

 .  Products and services that give a company a competitive advantage.

 . A stock price the fund's advisor believes is reasonable relative to the assets and earning power of the company.

Acorn Fund invests the majority of its assets in U.S. companies, but also invests a portion of its holdings in companies in developed and emerging markets outside the U.S. The fund may invest up to 33% of its assets in non-U.S. companies.

--------------------------------------------------------------------------------

   YOU MAY WANT TO INVEST IF YOU:

 . Are seeking to complement your existing equity holdings with a smaller stock fund that has some global exposure.

 . Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.

 .  Are seeking growth of your capital over the long term (at least 5 years).

   YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.

 .  Are unwilling to accept short-term fluctuations in share price.

 .  Are investing for short-term investment goals or needs.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN ACORN FUND [GRAPHIC OMITTED]


Throughout this prospectus we've identified the areas that contain specific information about risk.

Please read those areas carefully to fully understand your investment.


Smaller company stocks are often more volatile and less liquid than the stocks of larger companies.

You could lose money on your investment in the fund, or the fund could underperform other investments, if:

 .  The stock market goes down.

 .  Small- to mid-cap stocks trail returns of the overall market.

 .  The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:

 .  Political or economic instability.

 .  Higher transaction costs.

 .  Currency exchange rate fluctuations.

An investment in the fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

ACORN FUND PERFORMANCE

The following chart and table illustrate annual fund returns for each of the past 10 years as well as a comparison of returns of Acorn Fund, the S&P 500 and the Russell 2000 indexes for the 1-, 5- and 10-year periods ended 12/31/1999.

This information helps you assess the variability of the fund's returns over the past 10 years and the potential risks.

TOTAL RETURN FOR THE YEARS ENDED 12/31/1999

    [BAR CHART APPEARS HERE]

        Year      Return
       ------    --------
        '90      (17.52%)
        '91       47.35%
        '92       24.23%
        '93       32.32%
        '94       (7.45%)
        '95       20.80%
        '96       22.55%
        '97       24.98%
        '98        6.02%
        '99       33.38%

Acorn Fund's highest and lowest quarterly returns for the 10 years ended 12/31/1999 quarter ended
--------------------------------------------
highest            21.94%      12/31/99
lowest            -23.77%       9/30/90

The fund's past performance is not an indication of future performance.

Average annual total returns for years ended 12/31/1999

                     1 Year     5 Years      10 Years
--------------------------------------------------------
Acorn Fund           33.38%      21.21%       17.06%
S&P 500*             21.04%      28.56%       18.19%
Russell 2000*        21.26%      16.69%       13.39%

* The S&P 500 Index is a broad market-weighted average of large U.S. blue-chip companies. The Russell 2000 Index is a market-weighted index of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. The indexes are unmanaged; the returns shown include reinvested dividends but not the commissions and other costs that would be incurred to invest in the securities comprising an index. Acorn Fund's holdings are not identical to the S&P 500, the Russell 2000 or any other market index. Therefore, the performance of the fund will not mirror the returns of any particular index.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:

Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:

Management fees             .69%
12b-1 fee                   None
Other expenses              .16%
                            -----
Total annual fund
operating expenses          .85%

--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in the fund for the time period indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown above. Your actual costs may be higher or lower.

1 Year                 $   87
3 Years                $  271
5 Years                $  471
10 Years               $1,049

        For more information call 800-922-6769 or visit our web site at
                               www.acornfunds.com.
                                                                               3

--------------------------------------------------------------------------------
AT A GLANCE   ACORN INTERNATIONAL . ACINX
--------------------------------------------------------------------------------



FUND OBJECTIVE

Acorn International seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Acorn International invests primarily in stocks of non-U.S. small- and medium-sized companies. The fund generally invests in the stocks of companies based outside the U.S. (or whose primary business takes place outside the U.S.) with capitalizations of less than $5 billion with the intention of holding them as they grow and selling them when they become large.

The fund believes that smaller, less-profiled companies--particularly outside the U.S.--may offer higher return potential than the stocks of large companies.

Acorn International typically looks for companies with:

 .  A strong business franchise that offers growth potential.

 .  Products and services that give the company a competitive advantage.

 . A stock price the fund's advisor believes is reasonable relative to the assets and earning power of the company.

Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based in developed and emerging markets outside the U.S.

--------------------------------------------------------------------------------

   YOU MAY WANT TO INVEST IF YOU:

 . Are seeking to diversify your existing equity holdings with a fund that invests in the stocks of companies outside the U.S.

 . Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.

 .  Are seeking growth of your capital over the long term (at least 5 years).

   YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.

 .  Are unwilling to accept short-term fluctuations in share price.

 .  Are investing for short-term investment goals or needs.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN ACORN INTERNATIONAL [GRAPHIC OMITTED]

Smaller and mid-size company stocks are often more volatile and less liquid than the stocks of larger companies.

You could lose money on your investment in the fund, or the fund could underperform other investments, if:

 .  International stock markets go down.

 .  Foreign small to mid-cap stocks trail returns of the overall market.

 .  The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:

 .  Political or economic instability.

 .  Higher transaction costs.

 .  Currency exchange rate fluctuations.

An investment in the fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

ACORN INTERNATIONAL PERFORMANCE

The following chart and table illustrate annual fund returns for the past seven years as well as a comparison of returns of Acorn International, the EAFE Index and EMI Index for the periods listed.

This information helps you assess the variability of the fund's returns over the past seven years and the potential risks.

TOTAL RETURN FOR THE YEARS ENDED 12/31/1999**

   [BAR CHART APPEARS HERE]

      Year       Return
     ------     --------
      '93        49.11%
      '94        (3.80%)
      '95         8.93%
      '96        20.65%
      '97          .19%
      '98        15.43%
      '99        79.19%

Acorn International's highest and lowest quarterly returns for the seven years ended 12/31/1999 quarter ended
--------------------------------------------
highest           41.63%      12/31/99
lowest            -16.05%     9/30/98

The fund's past performance is not an indication of future performance.

Average Annual Total Returns for Years ended 12/31/1999

                                              since
                      1 Year     5 Years      inception*
---------------------------------------------------------
Acorn Int'l**         79.19%      22.19%      21.73%
EAFE+                 26.96%      12.83%      13.51%
EMI (world ex-U.S.)+  23.52%      7.21%       9.48%

*  Acorn International's inception date was 9/23/1992.
+ Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. EMI (world ex-U.S.) is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S. The indexes are unmanaged; the returns shown include reinvested dividends but not the commissions and other costs that would be incurred to invest in the securities comprising an index. Acorn International's holdings are not identical to the EAFE, the EMI or any other market index. Therefore, the performance of the fund will not mirror the returns of any particular index.
** The fund's performance in 1999 was achieved during a period of unusual market conditions which are unlikely to continue.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:

Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:

Management fees             .81%
12b-1 fee                   None
Other expenses              .30%
                           ------
Total annual fund
operating expenses         1.11%

--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in the fund for the time periods indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown above. Your actual costs may be higher or lower.

1 Year                 $  113
3 Years                $  353
5 Years                $  612
10 Years               $1,352

        For more information call 800-922-6769 or visit our web site at
                               www.acornfunds.com.

--------------------------------------------------------------------------------
AT A GLANCE   ACORN USA . AUSAX
--------------------------------------------------------------------------------


FUND OBJECTIVE

Acorn USA seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Acorn USA invests primarily in stocks of small-and medium-sized U.S. companies. The fund generally invests in the stocks of U.S. companies with capitalizations of less than $2 billion with the intention of holding them as they grow and selling them when they become large.

The fund believes that these smaller, less-profiled companies may offer higher return potential than the stocks of large companies.

Acorn USA typically looks for companies with:

 .  A strong business franchise that offers growth potential.

 .  Products and services that give the company a competitive advantage.

 . A stock price the fund's advisor believes is reasonable relative to the assets and earning power of the company.

--------------------------------------------------------------------------------

   YOU MAY WANT TO INVEST IF YOU:

 . Are seeking to complement your existing domestic equity holdings with a smaller company growth fund.

 . Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.

 .  Are seeking growth of your capital over the long term (at least 5 years).

   YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.

 .  Are unwilling to accept short-term fluctuations in share price.

 .  Are investing for short-term investment goals or needs.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN ACORN USA [GRAPHIC OMITTED]

Smaller company stocks are often more volatile and less liquid than the stocks of larger companies.

You could lose money on your investment in the fund, or the fund could underperform other investments, if:

 .  The stock market goes down.

 .  Small- to mid-cap stocks trail returns of the overall market.

 .  The stocks selected for the portfolio do not perform as expected.

An investment in the fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

ACORN USA PERFORMANCE

The following chart and table illustrate annual fund returns for the past three years as well as a comparison of returns of Acorn USA and the Russell 2000 Index for the periods listed.

This information helps you assess the variability of the fund's returns over the past three years and the potential risks.

TOTAL RETURN FOR THE YEARS ENDED   12/31/1999

[GRAPH]

  32.30%        5.79%           23.02%

   '97           '98              '99

Acorn USA's highest and lowest quarterly returns for the three years ended 12/31/1999 quarter ended
---------------------------------------------
highest           18.93%      12/31/99
lowest           -19.25%      9/30/98

The fund's past performance is not an indication of future performance.

Average Annual Total Returns for Years ended 12/31/1999

                                              since
                    1 Year       3 Years      inception*
---------------------------------------------------------
Acorn USA           23.02%       19.86%       23.33%
Russell 2000+       21.26%       13.08%       14.68%


*  Acorn USA's inception date was 9/4/1996.

+ The Russell 2000 Index is a market-weighted index, with dividends reinvested, of 2000 small companies formed by taking the largest 3000 companies and eliminating the largest 1000 of those companies. The index returns do not include the commissions and other costs that would be incurred to invest in the securities comprising the index. Acorn USA's holdings are not identical to the Russell 2000 or any other market index. Therefore, the performance of the fund will not mirror the returns of any particular index.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:


Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:

Management fees             .93%
12b-1 fee                   None
Other expenses              .22%
                           ------
Total annual fund
OPERATING EXPENSES         1.15%

--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in the fund for the time period indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown above. Your actual costs may be higher or lower.

1 Year                 $  117
3 Years                $  365
5 Years                $  633
10 Years               $1,398

        For more information call 800-922-6769 or visit our web site at
                               www.acornfunds.com.

--------------------------------------------------------------------------------
AT A GLANCE   ACORN TWENTY . ACTWX
--------------------------------------------------------------------------------


FUND OBJECTIVE

Acorn Twenty seeks long-term growth of capital.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Acorn Twenty invests primarily in the stocks of medium- to larger-sized U.S. companies. The fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $2 billion to $12 billion, offering the potential to provide above-average growth over time.

The fund believes that companies within this capitalization range are less profiled, and may offer higher return potential than the stocks of companies with capitalizations above $12 billion.

   Acorn Twenty typically looks for companies with:

 .  A strong business franchise that offers growth potential.

 .  Products and services that give the company a competitive advantage.

 . A stock price the fund's advisor believes is reasonable relative to the assets and earning power of the company.

--------------------------------------------------------------------------------

   YOU MAY WANT TO INVEST IF YOU:

 . Are seeking to complement your existing domestic equity holdings with a focused stock fund.

 . Are seeking a stock fund that emphasizes the less-profiled stocks of medium- to larger-sized companies.

 .  Are seeking growth of your capital over the long term (at least 5 years).

   YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.

 . Are unwilling to accept short-term fluctuations in share price or the more volatile returns of a non-diversified fund.

 .  Are investing for short-term investment goals or needs.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN ACORN TWENTY [GRAPHIC OMITTED]

Acorn Twenty is a non-diversified fund, meaning each stock may represent a significant part of the overall portfolio. The performance of each of these holdings will have a greater impact on the fund's total return, and may make the fund's returns more volatile than a more diversified fund.

Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Mid-cap companies may have a shorter history of operations and a smaller market for their shares.

You could lose money on your investment in the fund, or the fund could underperform other investments, if:

 .  The stock market goes down.

 .  Mid-cap stocks trail returns of the overall market.

 .  The stocks selected for the portfolio do not perform as expected.

An investment in the fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

ACORN TWENTY PERFORMANCE

The following chart and table illustrate annual fund returns for the past one year as well as a comparison of the returns of Acorn Twenty and the S&P MidCap 400 Index for the period listed.

This information helps you assess the variability of the fund's returns over the past year and the potential risks.

[GRAPH]

TOTAL RETURN FOR THE YEAR ENDED 12/31/1999


               '99      29.30%


Acorn Twenty's highest and lowest quarterly returns for the one year ended 12/31/1999 quarter ended
--------------------------------------------
highest           14.35%      12/31/99
lowest            -7.13%      9/30/99

The fund's past performance is not an indication of future performance.

Average Annual Total Returns for Periods ended 12/31/1999

                          1 Year      Life of Fund*
----------------------------------------------------
Acorn Twenty              29.30%      34.44%
S&P MidCap 400+           14.72%      24.66%

*  Acorn Twenty's inception date was 11/23/1998.

+ The S&P MidCap 400 is an unmanaged, market value-weighted index of 400 midcap U.S. companies. The index returns include reinvested dividends, but do not include the commissions and other costs that would be incurred to invest in the stocks comprising the index. Acorn Twenty's holdings are not identical to the S&P MidCap 400 or any other market index. Therefore the performance of the fund will not mirror the returns of any particular index.


--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:

Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

ANNUAL FUND OPERATING EXPENSES

Expenses that are deducted from fund assets:


Management fees              .90%
12b-1 fee                    None
Other expenses               .51%
                            -----
Total annual fund
operating expenses*         1.41%

* Wanger Asset Management has undertaken to reimburse the fund for any ordinary operating expenses exceeding 1.35% of its average annual net assets. This expense limitation is voluntary and is terminable by either the fund or Wanger Asset Management on 30 days' notice to the other.

--------------------------------------------------------------------------------

EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in the fund for the time period indicated, a 5% total return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown above (without giving effect to the advisor's expense limitation). Your actual returns and costs may be higher or lower.

1 Year                 $  144
3 Years                $  446
5 Years                $  771
10 Years               $1,691

        For more information call 800-922-6769 or visit our web site at
                               www.acornfunds.com.

--------------------------------------------------------------------------------
AT A GLANCE    ACORN FOREIGN FORTY . ACFFX
--------------------------------------------------------------------------------

FUND OBJECTIVE

Acorn Foreign Forty seeks long-term growth of capital.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY

Acorn Foreign Forty invests primarily in the stocks of medium- to larger-sized companies based in developed markets outside the U.S. The fund invests in at least three countries. The fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60) with market capitalizations of $5 billion to $15 billion, offering the potential to provide above-average growth over time.

The fund believes that companies within this capitalization range are less profiled, and may offer higher return potential than the stocks of companies with capitalizations above $15 billion.

Acorn Foreign Forty typically looks for companies with:

 .  A strong business franchise that offers growth potential.

 .  Products and services that give the company a competitive advantage.

 . A stock price the fund's advisor believes is reasonable relative to the assets and earning power of the company.

Acorn Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

--------------------------------------------------------------------------------

   YOU MAY WANT TO INVEST IF YOU:

 . Are seeking to complement your existing equity holdings with an international stock fund.

 . Are seeking a stock fund that emphasizes the less-profiled stocks of medium- to larger-sized companies.

 .  Are seeking growth of your capital over the long term (at least 5 years).

   YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.

 . Are unwilling to accept short-term fluctuations in share price or the more volatile returns of a non-diversified fund.

 .  Are investing for short-term investment goals or needs.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN ACORN FOREIGN FORTY  [GRAPHIC OMITTED]

Acorn Foreign Forty is a non-diversified fund that ordinarily holds 40 to 60 stocks. The fund may take larger positions in some of its stocks than others. The performance of each of these larger holdings will have a greater impact on the fund's total returns, and may make the fund's returns more volatile than a more diversified international fund.

Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Mid-cap companies may have a shorter history of operations and a smaller market for their shares.

An investment in the fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

You could lose money on your investment in the fund, or the fund could underperform other investments, if:

 .  International stock markets go down.

 .  Foreign mid- to large-cap stocks trail returns of the overall market.

 .  The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:

 .  Political or economic instability.

 .  Higher transaction costs.

 .  Currency exchange rate fluctuations.

ACORN FOREIGN FORTY PERFORMANCE

The following chart and table illustrate annual fund returns for the past one year as well as a comparison of returns of Acorn Foreign Forty and the Salomon Smith Barney World ex-U.S. Cap Range $2 to $10 Billion Index for the periods listed.

This information helps you assess the variability of the fund's returns over the past year and the potential risks.

                                    [GRAPH]

TOTAL RETURN FOR THE YEAR ENDED 12/31/1999**

'99            81.60%

Acorn Foreign Forty's highest and lowest quarterly returns for the one year ended 12/31/1999:

                                               quarter ended
-------------------------------------------------------------
highest                    46.65%              12/31/99
lowest                     3.90%               9/30/99

The fund's past performance is not an indication of future performance.

Average Annual Total Returns for Years ended 12/31/1999

                                        1 Year          Life of Fund*
----------------------------------------------------------------------
Acorn Foreign Forty**                   81.60%          87.58%
SSB Cap Range $2-10B+                   23.52%          24.89%


*  Acorn Foreign Forty's inception date was 11/23/1998.

+ The SSB World ex-U.S. Cap Range $2 - 10 Billion Index is Salomon Smith Barney's two to ten billion U.S. dollar security market subset of its Broad Market Index. It represents a midcap developed market index, excluding the U.S. The index returns include reinvested dividends, but do not include the commissions and other costs that would be incurred to invest in the stocks comprising the index. Acorn Foreign Forty's holdings are not identical to the SSB World ex-U.S. Cap Range $2-10 Billion or any other market index. Therefore, the performance of the fund will not mirror the returns of any particular index.

** The fund's performance during 1999 was achieved in a period of unusual market conditions which are unlikely to continue.

--------------------------------------------------------------------------------

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES
Fees paid directly from your investment:

Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

ANNUAL FUND OPERATING EXPENSES
Expenses that are deducted from fund assets:

Management fees              .95%
12b-1 fee                    None
Other expenses               .62%
Total annual fund
operating expenses*          1.57%

* Wanger Asset Management has undertaken to limit Acorn Foreign Forty's annual expenses to 1.45% of its average net assets. This expense limitation undertaking is voluntary and is terminable by either the fund or WAM on 30 days' notice to the other.

--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes a $10,000 investment in the fund for the time period indicated, a 5% return each year, reinvestment of all dividends and distributions, and that operating expenses remain constant at the level shown above (without giving effect to the adviser's expense limitation). Your actual returns and costs may be higher or lower.

1 Year                 $  160
3 Years                $  496
5 Years                $  855
10 Years               $1,867

       For more information call 800-922-6769 or visit our web site at
                              www.acornfunds.com.

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

The Acorn Family of Funds is managed by Wanger Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. WAM chooses the funds' investments and handles their business affairs under the direction of the board of trustees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. WAM manages more than $9 billion in assets.

WAM uses a team to manage the funds. Team members share responsibility for providing ideas, information, and knowledge in managing the funds, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily portfolio selection decisions, and utilize the management team's input and advice when making buy and sell determinations.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
Acorn Fund

RALPH WANGER
Lead portfolio manager
Ralph Wanger is chief strategist of the Acorn Family of Funds and has been involved in managing all of the funds and developing their investment strategies since each fund began. He has been president and a member of the board of trustees of Acorn Investment Trust (Acorn) since 1970, and is a principal of WAM. He is a Chartered Financial Analyst (CFA), and earned his BS and MS degrees in Industrial Management from the Massachusetts Institute of Technology.

Acorn Fund

CHARLES P. MCQUAID
Co-portfolio manager
Charles McQuaid is a senior vice president and member of Acorn's board of trustees, and is the director of Domestic Research and a principal of WAM. Mr. McQuaid has been a member of the Acorn Fund management team since 1978. He is a CFA, and earned his BBA from the University of Massachusetts and his MBA from the University of Chicago.

Acorn International

LEAH J. ZELL
Lead portfolio manager
Leah Zell is a vice president of Acorn, and a principal of WAM. She has managed Acorn International since its inception in 1992, and was named lead portfolio manager in 1997. She has worked with Acorn Fund's international securities since 1984. Ms. Zell also manages the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. She is a CFA and earned her BA and PhD from Harvard University.

Acorn International

MARGARET M. FORSTER
Co-portfolio manager
Margaret Forster is a vice president of Acorn and became co-portfolio manager of Acorn International in May 1999. She has been a member of the international analytical team since 1994 and a principal of WAM since January 1999. Before joining WAM, Ms. Forster was a professor of finance at Northwestern and Ohio State Universities, and an economist with the International Monetary Fund. She is a CFA. Her degrees include a BS from Universidade de Sao Paulo, Escola Politecnica, Brazil, and an MBA, MS and PhD from Cornell University.

Acorn USA

ROBERT A. MOHN
Lead portfolio manager
Robert Mohn is a vice president of Acorn. He has been a member of WAM's domestic analytical team since 1992, and a principal of WAM since 1995. He has managed Acorn USA since its inception in 1996, and also manages a mutual fund underlying variable insurance products and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and holds a BS from Stanford University and an MBA from the University of Chicago.

Acorn Twenty

JOHN H. PARK
Lead portfolio manager
John Park is a vice president of Acorn, and has managed Acorn Twenty since its inception in 1998. He has been a member of WAM's domestic investment team since 1993, and a principal of WAM since 1998. Mr. Park is also manager of a mutual fund underlying variable insurance products. He is a CFA and earned both his BA and MBA degrees from the University of Chicago.

Acorn Foreign Forty

MARCEL P. HOUTZAGER
Co-portfolio manager
Marcel Houtzager is a vice president of Acorn, and has managed Acorn Foreign Forty since its inception in 1998. He has been a member of WAM's international analytical team since 1992, and a principal of WAM since 1995. Mr. Houtzager also manages an international mutual fund underlying variable insurance products and the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and a CPA, and earned his BA from Pomona College and his MBA from the University of California at Berkeley.

Acorn Foreign Forty

ROGER D. EDGLEY
Co-portfolio manager
Roger Edgley is a vice president of Acorn and became co-portfolio manager of Acorn Foreign Forty in December 1999. He has been a member of the international analytical team since 1994, and was named a principal of WAM in January 2000. He is also director of International Research. Before joining WAM in 1994, Mr. Edgley was a securities analyst in Hong Kong. He is a CFA and was educated in the United Kingdom, completing his MSc degree from the London School of Economics.

--------------------------------------------------------------------------------

MANAGEMENT FEES

WAM earns the following advisory fees for managing the Acorn Family of Funds:

-----------------------------------------------
FUND NAME                   FUND FEE AS A % OF
                            AVERAGE NET ASSETS
                            DURING 1999
-----------------------------------------------
Acorn Fund                  .69%
Acorn International         .81%
Acorn USA                   .93%
Acorn Twenty                .90%
Acorn Foreign Forty         .95%
-----------------------------------------------

WAM also receives an administrative services fee from each fund at the annual rate of .05% of that fund's average daily net assets.


          For more information call 800-922-6769 or visit our web site at www.acornfunds.com.

How the Funds Invest

--------------------------------------------------------------------------------

THE ACORN FAMILY OF FUNDS INVESTMENT PHILOSOPHY

THE INFORMATION EDGE
WAM invests in less-profiled, entrepreneurially managed smaller and mid-sized companies that it believes are benefitting from an important economic, social or technological trend and whose domination of a niche creates the opportunity for superior earnings-growth potential.

WAM has built its reputation on innovative thinking and unconventional stock picks. We rely primarily on our independent, internally generated research to uncover companies that may be less well known than the more popular names. This is where WAM adds the greatest value to Acorn shareholders. To find these companies, WAM looks for growth potential, financial strength and fundamental value.


  Growth Potential                     Financial Strength               Fundamental Value
  -----------------------------------------------------------------------------------------------------
 . superior technology                . stability                      . lower stock price relative to
 . innovative marketing               . reduced risk                     growth potential and capital-
 . solid management                   . competitive advantage            ization
 . dominant or niche position         . low debt                       . growth at a reasonable price
 . superior earnings prospects        . adequate working capital
 . fast growing economy               . conservative accounting
                                       practices


The realization of this growth         A strong balance sheet gives     Once we uncover a great com-
potential would likely produce         management greater flexibility   pany, we identify a price that
superior performance that is           to pursue strategic objectives   we believe would also make
sustainable over time.                 and is essential to maintaining  the stock a good value.
                                       a competitive advantage.

  -----------------------------------------------------------------------------------------------------

STOCK STRENGTH COMES FIRST

WAM's analysts continually screen companies and make more than 1,000 face-to-face visits around the globe each year. We want to know everything we can about each Acorn investment to avoid surprises. To accomplish this, our analysts talk to top management, vendors, suppliers and competitors, whenever possible.

We believe that our thorough research helps us maintain lower taxes and transaction costs. In managing the funds, we try to reduce these costs by investing with a long-term time horizon (at least 2-5 years). Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase due to changes in the circumstances of a particular company or industry, or changes in general market or economic conditions.

--------------------------------------------------------------------------------

SECURITIES IN WHICH THE FUNDS INVEST

COMMON STOCKS
Each of the Acorn funds invests mostly in common stocks. Common stocks represent an equity (ownership) interest in a corporation.

Acorn Fund, Acorn International and Acorn USA invest mainly in the common stocks of small and medium-sized companies. Acorn Twenty and Acorn Foreign Forty invest mostly in the stocks of mid- to larger-sized companies.

FOREIGN SECURITIES
Acorn International and Acorn Foreign Forty invest most of their assets in non-U.S. securities. Acorn Fund invests most of its assets in the U.S., but has moderate foreign investments. Acorn USA and Acorn Twenty invest most of their assets in the U.S., and only intend to invest a part of their assets overseas under certain circumstances (see Portfolio Allocation below).

--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION

Under normal conditions, the funds'common stock investments (as a percentage of total assets) are limited by the following maximum allocations:

                            % in U.S. companies    % in non-U.S. companies
Acorn Fund                             no limit                  up to 33%
-----------------------------------------------------------------------------
Acorn International                   up to 25%                   no limit
-----------------------------------------------------------------------------
Acorn USA                              no limit                  up to 10%
-----------------------------------------------------------------------------
Acorn Twenty*                          no limit                  up to 15%
-----------------------------------------------------------------------------
Acorn Foreign Forty**                 up to 15%                   no limit
-----------------------------------------------------------------------------

* Acorn Twenty normally invests in a non-U.S. company only if its operations are primarily located within the U.S.

** Acorn Foreign Forty normally invests in a U.S. company only if its operations are primarily located outside the U.S.

Acorn's board of trustees may change each fund's investment objective without shareholder approval.

--------------------------------------------------------------------------------

SUMMARIZING RISK                    [GRAPHIC OMITTED]

When you invest in a mutual fund, you are exposed to certain risks. These include the risk that you may receive little or no return on your investment, or that you may even lose part or all of your investment. Investments that provide higher potential reward present greater risk. Likewise, investments with lower potential reward have lower risk. Before investing in one of the Acorn funds, you should carefully consider the risks associated with that particular fund. You should consider an investment in any of the Acorn funds a long-term investment.


          For more information call 800-922-6769 or visit our web site at www.acornfunds.com.

HOW THE FUNDS INVEST continued

--------------------------------------------------------------------------------

COMMON STOCKS

Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments designed to provide the best results when held for several years or more.

SMALL AND MEDIUM COMPANIES
Acorn prefers small and medium companies rather than the stocks of large companies. During some periods, the stocks of smaller companies and the stocks of medium companies, as a class, have performed better than the stocks of larger companies, and in some periods they have performed worse. Stocks of smaller- and medium-sized companies may be more volatile and less liquid than the stocks of larger companies.

FOREIGN SECURITIES
International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those available in the U.S., and risks that in some ways may be greater than in U.S. investments. These risks may have a negative effect on the fund's NAV and include: fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity, frequently greater price volatility and higher transaction costs; and the possible imposition of foreign taxes. Investing in countries outside the U.S. may also involve political risk. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in areas such as gross domestic product, rates of inflation, debt structure and currency valuation.

Securities markets in emerging countries may be substantially smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed countries.

--------------------------------------------------------------------------------

MANAGING RISK                     [GRAPHIC OMITTED]

WAM uses various techniques and practices to try to reduce the funds'exposure to risk.

INVESTMENT LIMITATIONS

Each fund has adopted the following investment limitations (generally based upon a percentage of total assets) that cannot be changed without shareholder approval and are designed to limit risk:

 .  Acorn Fund, Acorn International and Acorn USA are "diversified" funds. For
   Acorn Fund, this means that the fund will not invest more than 5% of its assets in a single issuer, except for U.S. government securities. Acorn International and Acorn USA follow the same restriction, but apply it to only 75% of the fund's total assets. As to the other 25%, Acorn International and Acorn USA may take larger positions, investing more than 5% in a single issuer.

 . Acorn Twenty is a "non-diversified" fund, which means that the fund invests at least 50% of its total assets so that no more than 5% is invested in a single issuer.

 .  Acorn Foreign Forty is registered as a "non-diversified" fund (like Acorn
   Twenty) but has invested as if it were diversified. If Acorn Foreign Forty continues to invest in a diversified manner through November 2001 (three years from its commencement of operations), the fund will not be able to take advantage of its non-diversified status without getting shareholder approval to do so.

 . None of the funds may invest more than 25% in any one issuer or more than 25% in any one industry (in each case with the exception of U.S. government securities).

DEFENSIVE INVESTMENT STRATEGIES
The funds'portfolio managers may use the following strategies if they believe that a temporary defensive position is advisable. With respect to Acorn International and Acorn Foreign Forty, this includes times when investment in foreign securities appears to be relatively unattractive because of current or anticipated adverse political or economic conditions.

 . Each fund may invest without limit in U.S. corporate and government obligations.

 .  Each fund may hold cash or cash equivalents.

 . Each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities to meet liquidity needs. (Generally, this is not expected to exceed 25% of total assets.)

During these periods, a fund's assets may not be invested in accordance with its strategy, and the fund may not achieve its investment objective.


HEDGING STRATEGIES
Each fund may (but is not required to) try to hedge against variations in exchange rates, or to protect against exposure in the equity markets. Portfolio managers may try to accomplish this by buying and selling:

 .  put and call options

 .  futures contracts

 .  options on futures contracts

 .  currency exchange contracts

 .  swap agreements

If a fund is not successful when using these techniques, total return could be adversely affected.


          For more information call 800-922-6769 or visit our web site at www.acornfunds.com.

SHAREHOLDER'S MANUAL

--------------------------------------------------------------------------------


How to Contact Us

Acorn shareholder service representatives are available Monday through Friday (except holidays) from 8:00 a.m. to 4:30 p.m. Central time. Call one of the toll-free numbers, send us an E-mail or write to us at the address shown in the table below.

----------------------------------------------------------------------------------------------------
TELEPHONE                              SERVICE
----------------------------------------------------------------------------------------------------
800-9-ACORN-9 (800-922-6769)         . For general fund information
                                     . For prices
outside the U.S. call 312-634-9240   . For Acorn literature and account forms

----------------------------------------------------------------------------------------------------

800-962-1585                         . To buy, sell, or exchange shares
                                     . To change your address
outside the U.S.                     . To establish an account by phone (existing
call 617-328-5000, ext. 55462          shareholders only)
(available 9 - 5:30 p.m. EST)        . For any other account maintenance or transactions
                                     . For IRA assistance
                                     . For 24-hour account balances

----------------------------------------------------------------------------------------------------

800-221-3079                         . For money market fund information or to exchange out
                                       of a money fund

----------------------------------------------------------------------------------------------------

800-306-4567                         . TDD service for the deaf and hearing impaired

----------------------------------------------------------------------------------------------------

INTERNET

----------------------------------------------------------------------------------------------------

E-mail: acorn@wanger.com             . For your inquiries, comments, thoughts, criticisms

----------------------------------------------------------------------------------------------------

www.acornfunds.com                   . For account balances and recent transactions
                                     . For Ralph Wanger's market commentary
                                     . For daily and historical prices
                                     . For general fund information
                                     . For fund literature
                                     . For distribution estimates and past distribution information
----------------------------------------------------------------------------------------------------

18

----------------------------------------------------------------------------------------------------

MAIL                                    SERVICE
----------------------------------------------------------------------------------------------------
State Street Bank & Trust Co.           For regular mail delivery, including purchases,
Attn: Acorn Family of Funds             written exchanges, redemptions, and
P.O. Box 8502                           IRA contributions
Boston, MA 02266-8502

----------------------------------------------------------------------------------------------------

Boston Financial Data Services          For overnight deliveries of purchases, written exchanges,
Attn: Acorn Family of Funds             redemptions, or IRA contributions
66 Brooks Drive
Braintree, MA 02184

----------------------------------------------------------------------------------------------------

Wanger Asset Management, L.P.           The funds' advisor
227 W. Monroe St., Suite 3000
Chicago, IL 60606-5016

----------------------------------------------------------------------------------------------------

WAM Brokerage Services, L.L.C.          The funds' distributor
227 W. Monroe Street, Suite 3000
Chicago, IL 60606-5016

----------------------------------------------------------------------------------------------------

WIRE

----------------------------------------------------------------------------------------------------

State Street Bank & Trust Co.           To wire money from your financial institution to add to an
Attn: Mutual Funds                      existing account, please specify:
Boston, MA 02110                        . Fund name
Routing #0110-0002-8                    . Account number
Deposit DDA #9902-990-2                 . Name(s) on the account
----------------------------------------------------------------------------------------------------


          For more information call 800-922-6769 or visit our web site at www.acornfunds.com.

SHAREHOLDER'S MANUAL continued

--------------------------------------------------------------------------

INVESTMENT MINIMUMS

--------------------------------------------------------------------------
                                 Minimum to         Minimum       Minimum
Type of Account                Open an Account     Addition       Balance
--------------------------------------------------------------------------
Regular                          $1,000             $100          $1,000
IRA                              $1,000             $100          $1,000
Custodial (UTMA/UGMA)            $1,000             $100          $1,000
Automatic Investment Plan         $100              $100            --
Educational IRA                   $500              $100           $500

--------------------------------------------------------------------------------

TYPES OF ACCOUNTS

 .  INDIVIDUAL OR JOINT OWNERSHIP Individual accounts are owned by one person.
   Joint accounts have two or more owners. These accounts are intended for your general investment needs.

 .  RETIREMENT PLANS These plans require a special application. Please call
   800-922-6769 or visit www.acornfunds.com to request an application.

 . ACORN INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 701/2 with earned income to save up to $2,000 per tax year. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 to an IRA, so long as you and your spouse's combined earned income is at least $4,000 and you file a joint tax return. Contributions may be deductible, depending on your income and participation in an employer-sponsored plan.

 . ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

 . ROTH IRAS allow single taxpayers with income up to $95,000 per year, and married couples with income up to $150,000 per year, to contribute up to $2,000 each or $4,000 per couple, respectively, per year. Contributions to Roth IRAs are not tax-deductible but withdrawals are not taxable if the Roth IRA has been held at least five years, and you are at least 591/2 or disabled or use the proceeds to purchase a first home (subject to certain restrictions).

 . SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAs) allow small business owners or those with self-employment income to make tax-deductible contributions of up to 15% of the first $170,000 of compensation per year for themselves and any eligible employees.

 . SIMPLE-IRAS must be established by an employer, including a self-employed person, and enable all employees of the employer to elect to have up to $6,000 per year deducted from their paychecks on a before-tax basis and deposited directly into an account maintained for the individual employee. The employer is also generally required to make a contribution for each employee who elects to contribute. SIMPLE-IRAs require a special application (call 800-922-6769).

 . EDUCATION IRAS allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18.

 . OTHER RETIREMENT PLANS. Funds may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. Acorn does not offer prototypes of these plans.

--------------------------------------------------------------------------------
 . GIFT OR TRANSFER TO A MINOR (UGMA, UTMA) These custodial accounts provide a way to give money to a minor. The gift is irrevocable, and the minor gains control of the account once he or she reaches the age of majority.

 . TRUST OR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN The trust or plan must be established before you can open an account. Please include the date of the trust or plan and the trustee(s) name(s) on the application. Please send copies of the first and last pages of the trust plan or document with your application.

 .  CORPORATION OR OTHER ENTITY This account is for a corporation, association, partnership or similar institution. Along with your application, you will need to send a copy of the corporate resolution with your application.
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

HOW TO OPEN AN ACCOUNT

A new investor must be a U.S. resident with a social security or tax identification number. You can open a new account in any of the following ways:

Complete the application. Make check or money order payable to Fund Name. Third-party checks will not be accepted except for properly endorsed IRA rollover checks.

MAIL TO:

Regular mail                             OVERNIGHT MAIL
State Street Bank and Trust Company      Boston Financial Data Services
Attn: Acorn Family of Funds              Attn: Acorn Family of Funds
PO Box 8502                              66 Brooks Drive
Boston, MA 02266-8502                    Braintree, MA 02184
                                         617-328-5000 ext. 55462 or 800-962-1585

CURRENT ACORN SHAREHOLDERS

Open a new, identically registered (name(s), address and taxpayer I.D. number) Acorn account by:

 . Telephone Exchange Plan to switch $1,000 or more from your existing Acorn
  Family of Funds account (or from a money fund offered through the exchange plan) into a new account.

 . Wire by simply calling 800-962-1585 to arrange for this transaction. (Not available for IRA accounts.)




       For more information call 800-922-6769 or visit our web site at
                              www.acornfunds.com.

SHAREHOLDER'S MANUAL continued

--------------------------------------------------------------------------------

ADD TO AN EXISTING ACORN ACCOUNT

Add to your existing account in any of the following ways:

Make check or money order payable to Fund Name for $100 or more. Write your account number on the check or use the stub from an Acorn account statement. Mail to either address listed on the previous page.

Use the telephone exchange plan to switch money from one Acorn account to another (or from one of the money funds offered through the exchange plan). The registration of the accounts--i.e., name(s), address and taxpayer identification number--must be identical.

Wire money from your bank account using the following wire instructions:

          State Street Bank & Trust Company
          Attn: Mutual Funds
          Boston, MA 02110
          Routing #0110-0002-8
          Deposit DDA #9902-990-2
          (specify the fund name, account number and name(s) on account)

Use the telephone purchase plan to move money from your bank account to your Acorn fund account. You must select this feature on your account application or add this by completing a "Doing Business With Acorn" form. Note: The price you receive for your purchased shares will be the NAV calculated at Closing Time (usually 3 p.m. Central time) the next business day (see Shareholder and Account Policies--Share Price on page 25).

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

Use the automatic investment plan to move money from your financial institution to your Acorn account. Your financial institution account must be ACH (Automated Clearing House) compatible. You may establish automatic investments on a monthly or quarterly basis for $100 or more per period. Quarterly investments occur in January, April, July and October unless you specify other months. The money will be transferred on or about the 15th of the month unless you designate a different day (must be after the 4th of the month). If the day you select falls on a Saturday, Sunday, holiday or any other day when the New York Stock Exchange
(NYSE) is closed for trading, Acorn will process the transaction on the next business day. You may change or cancel your automatic investment amount or frequency by calling 800-962-1585 at least one week prior to your next scheduled investment date.

--------------------------------------------------------------------------------

GENERAL POLICIES FOR BUYING ACORN SHARES

The following policies apply any time you buy shares of the Acorn funds:

 .  All purchases must be made in U.S. dollars and checks must be drawn on U.S.
   banks. The Acorn funds do not accept third-party checks, except for properly endorsed IRA rollover checks. Acorn does not accept cash, traveler's checks, credit cards, or credit card checks.

 . If payment for your check or telephone purchase order does not clear, Acorn will cancel your purchase and you will be liable for any losses or fees the fund or its transfer agent incurs.

 . Your participation in the automatic investment plan and telephone purchase plan may be immediately terminated if any item is unpaid by your financial institution.

 . Each fund reserves the right to reject any specific request to buy shares, including purchases through the telephone exchange plan (see Exchange Plan Restrictions). Acorn may refuse a purchase if it could disrupt management of the fund or would not be in the best interests of the fund's existing shareholders.

THE ACORN FUNDS DO NOT PERMIT MARKET TIMING AND HAVE ADOPTED POLICIES TO DISCOURAGE THIS PRACTICE.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your Acorn shares back to the funds in several different ways. Please remember that sales and exchanges are taxable events in non-retirement accounts.

Sell your shares by telephone using the telephone redemption plan. The plan lets you sell $100 to $200,000 per day by phone;

Mail us a letter of instruction that includes:

 . your name;

 . signatures of all persons required to sign for transactions, exactly as their names appear on the account (with the signatures guaranteed as required and described on page 24);

 . the fund name and account number;

 . the dollar amount or number of shares you want to sell; and

 . any unsigned stock certificates representing the shares you want to sell (if applicable).

MAIL TO:

Regular mail                            OVERNIGHT MAIL
State Street Bank and Trust Company     Boston Financial Data Services
Attn: Acorn Family of Funds             Attn: Acorn Family of Funds
PO Box 8502                             66 Brooks Drive
Boston, MA 02266-8502                   Braintree, MA 02184
                                        617-328-5000 ext. 55462 or 800-962-1585

Note: For your protection, you may not sell shares by telephone or by letter of instruction without a signature guarantee if you have changed your account address within the past 30 days. Shares must be redeemed with a letter of instruction (as described above), with all registered account owners' signatures guaranteed.

Establish the systematic withdrawal plan on your account. This plan allows you to sell a specified dollar amount of shares from your account on a monthly or quarterly basis. The sale takes place on or around the 23rd day of the month (for monthly redemptions) or the 23rd day of January, April, July and October (for quarterly redemptions). You must have an account balance of at least $25,000 to be eligible for this service.


       For more information call 800-922-6769 or visit our web site at
                              www.acornfunds.com.

SHAREHOLDER'S MANUAL continued

--------------------------------------------------------------------------------

GENERAL POLICIES FOR SELLING ACORN SHARES

The following policies apply any time you sell shares of any of the Acorn funds.

 . Normally, Acorn will mail your sale proceeds within seven days after receiving your request to sell.

 . Checks are made payable to the shareholder(s) of record, unless otherwise requested in writing with all registered account owners'signatures guaranteed.

 . If you recently bought your shares and paid by check, automatic investment plan, or telephone purchase plan, the proceeds of your sale may be held until your funds for the purchase have been received (which may take up to 15 days).

 .  If you participate in the telephone redemption by wire/ACH (Automated
   Clearing House) plan, Acorn will send the proceeds to your bank (or other financial institution) account via wire or ACH transfer. Your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call; payment by ACH is usually within two business days.

 . Acorn may suspend accepting sales of shares or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

 . Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the request to sell. Call 800-962-1585 for more information.

 . If a check representing: (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, Acorn may cancel the check and reinvest the proceeds in the fund issuing the check at the NAV on the date of cancellation. In addition, after such six-month period: (1) Acorn will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, or (2) Acorn will automatically reinvest future dividends and distributions in your fund.

 . If the value of your regular account falls below $1,000 because you sold shares, Acorn reserves the right to close your account and send the proceeds to you. Lower minimums apply to certain IRA and automatic investment plan accounts. Acorn will process the sale of your shares at the NAV calculated on the day your account is closed.

 . Acorn is obligated to pay for shares sold solely in cash up to the lesser of $250,000 or 1% of the NAV of a fund during any 90-day period for any one shareholder. Sales in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If payment for a sale is made in kind, the selling shareholder would bear any transaction costs incurred in selling the securities received.

--------------------------------------------------------------------------------

SIGNATURE GUARANTEE

In some cases, you will have to make your redemption request in writing, and have your signature guaranteed. A signature guarantee is designed to protect you and Acorn from fraud. This requirement applies to any of the following situations:

 . You request a change to your current account registration, including your name, address or are establishing or changing a TOD (Transfer on Death) beneficiary;

 .  You want to sell more than $200,000 in shares;

 . You want the check mailed to an address other than the address on your account registration;

 .  Your address of record was changed within the past 30 days;

 .  You want the check made payable to someone other than the account owner;

 . You want to sell shares, and you instruct Acorn to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account; or

 . Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed).

Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), securities exchange or association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SHAREHOLDER AND ACCOUNT POLICIES

--------------------------------------------------------------------------------

STATEMENTS AND REPORTS

To keep you informed about your investment, Acorn sends you various account statements and reports, including:

 . Confirmation statements that verify a buy or sell transaction, unless that transaction is part of the automatic investment plan. Acorn will automatically confirm your automatic investment plan transactions on a quarterly basis unless you request more frequent statements by calling 800-962-1585.

 .  Quarter-end and year-end consolidated account statements.

 .  Quarterly, semiannual and annual Acorn Family of Funds reports.

 . Average cost statements for certain types of accounts that sold shares during the year.

Duplicate statements may be sent to a third party if requested on the account application by the registered account owner or by calling 800-962-1585.

If you need copies of your historical account information, please call 800-962-1585. There is a small charge to obtain historical account information for prior years.

To reduce expenses, the funds may choose to mail only one report or prospectus to your household even if more than one person in the household has a fund account. By signing the account application, you will consent to this method of delivery. However, you may revoke your consent at any time. Please call 800-962-1585 if you would like to receive an individual copy of each report or prospectus.

--------------------------------------------------------------------------------

SHARE PRICE

The funds are open for business each day the NYSE is open. The offering price (the price to buy one share) and the redemption price (price to sell one share) are a fund's net asset value (NAV) calculated at the next Closing Time after Acorn (or an authorized broker-dealer, financial services company, or other agent, some of whom may charge a fee for their services) receives your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time.

Acorn must receive both your purchase money and your application by Closing Time for you to receive that day's price. Likewise, Acorn must receive your request to sell shares by Closing Time for you to receive that day's price.

NOTE: Acorn requires one day to obtain your purchase money for a telephone
----
purchase order; therefore, a telephone purchase made before Closing Time will get the next business day's NAV.

A fund's NAV is the value of a single share of the fund. The NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Acorn generally values each fund's portfolio securities and assets on the basis of market quotations from the primary market in which they are traded. In cases when the quotations are not readily available, or the quotation is determined not to represent a fair value, Acorn will use a method that Acorn's trustees believe accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the funds. These timing differences may have a significant affect on a fund's NAV, on days or at times when you cannot purchase or sell fund shares.


       For more information call 800-922-6769 or visit our web site at
                              www.acornfunds.com.

SHAREHOLDER AND ACCOUNT POLICIES continued

--------------------------------------------------------------------------------

ADDRESS CHANGES

You may easily change your address over a recorded telephone line by calling 800-962-1585. Acorn will send written confirmation of the change to both your old and new addresses. You may not sell shares by telephone for 30 days after you change your address by phone. During those 30 days, you must request any sale of fund shares in writing signed by all registered account owners, and your signature(s) must be guaranteed.

--------------------------------------------------------------------------------

GENERAL INFORMATION ON TELEPHONE TRANSACTIONS

Acorn will not be responsible for any loss resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want the flexibility of telephone purchase and redemption for your account, decline those services on your account application, or call 800-962-1585 for instructions.

--------------------------------------------------------------------------------

TELEPHONE EXCHANGE PLAN AND MONEY MARKET FUNDS

The Telephone Exchange Plan permits you to use the telephone to switch your investment between one Acorn fund and another, or between an Acorn fund and a money market mutual fund participating in the plan.

Currently, the money market mutual funds participating in the plan are the Reich & Tang Funds. The Reich & Tang Funds are: Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free Income Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Municipal Income Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal Income Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

Each of the Reich & Tang Funds is a no-load fund managed by Reich & Tang Asset Management, L.P. and offers check writing privileges (for accounts other than IRAs) in addition to the exchange plan. Only Short Term Income Fund, Money Market Portfolio is available for IRA accounts.

EXCHANGE REQUESTS MUST BE RECEIVED BY THE TIMES NOTED BELOW TO RECEIVE THAT DAY'S CLOSING PRICE.

 . To exchange between IRA accounts with Acorn or a participating money market fund, call 800-962-1585 before Closing Time (usually 3 p.m. Central time).

 . To switch from one Acorn account into another, or from an Acorn account into a participating money market fund, call 800-962-1585 before Closing Time.

 .  To switch from a participating money market fund to an Acorn fund, call
   800-221-3079 before 11 a.m. Central time.

If we receive your call after the times noted above, we will process your exchange at the NAV calculated on the following business day.

Because of the time needed to exchange money between the Acorn funds and a participating money market fund, you may not exchange into and out of a participating money market fund on the same or successive days; there must be at least one day between exchanges.

--------------------------------------------------------------------------------

EXCHANGE PLAN RESTRICTIONS

THE ACORN FUNDS DO NOT PERMIT MARKET TIMING AND HAVE ADOPTED POLICIES TO DISCOURAGE THIS PRACTICE.

 . Generally, you will be permitted to make up to four round-trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again).

 . You may only exchange between accounts that are registered in the same name(s), address, and taxpayer identification number.

 . Shares of the fund you are exchanging into must be available for sale in your state.

 .  If you are opening a new account by exchange, your exchange must be at least
   $1,000. The exchange plan is not available for shares of a fund for which you have been issued certificates.

 . If your account is subject to backup withholding, you may not use the exchange plan.

 . Acorn may temporarily or permanently terminate the exchange plan privilege of any investor who makes excessive use of the plan. Excessive trading can hurt fund performance and shareholders.

 . Acorn may refuse exchange purchases by any person or group if Acorn believes the purchase will be harmful to existing shareholders.

 .  Before exchanging into a money market fund, you should read its prospectus.
   Call 800-9-ACORN-9 (800-922-6769) to obtain a prospectus for a participating money market fund.

 .  Exchanges may result in tax consequences for you.

 . Acorn may terminate or modify the exchange plan at any time, but will try to give prior notice whenever it is reasonably possible.

--------------------------------------------------------------------------------

AUTHORIZED AGENTS

Acorn may authorize certain financial service companies, broker-dealers or their designees (authorized agents) to accept purchase, redemption, and exchange requests from their clients on whose behalf the authorized agent holds shares of the funds. For purchase orders placed through an authorized agent, a shareholder will pay a fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

Some financial institutions that act as Acorn's agent, or that otherwise maintain nominee accounts with the funds for their clients, might charge a fee (usually a percentage of the average net assets held in such accounts). The fee is for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying fund shares. WAM pays those fees.



       For more information call 800-922-6769 or visit our web site at
                              www.acornfunds.com.

DIVIDENDS, CAPITAL GAINS AND TAXES

--------------------------------------------------------------------------------

Each fund distributes substantially all of its net income and net realized capital gains to shareholders each year. Normally, the funds pay distributions in June and December.

--------------------------------------------------------------------------------

DISTRIBUTION OPTIONS

You may receive your fund dividend and/or capital gains distributions in several ways:

REINVESTMENT Acorn will automatically reinvest your dividends and capital gains distributions in additional shares of your fund or into another Acorn account. (Acorn will assign this option to your account, reinvesting in the fund paying the distribution, if you do not indicate a choice on your account application.)

INCOME-ONLY Acorn will automatically reinvest your capital gains distributions, but will send you a check for each dividend. If you prefer, Acorn will send your dividend proceeds via ACH transfer directly to your bank or financial institution. (You must establish this feature at least 10 days prior to a dividend payment.)

CASH Acorn will automatically send you a check for all dividends and capital gains. If you prefer, Acorn will send your distribution proceeds via ACH transfer directly to your bank or financial institution. (You must establish this feature at least 10 days prior to the distribution.) If you do not currently have banking information on your account, we will require a signature guarantee on this request.

Acorn will automatically reinvest distributions for IRA owners who are under 591/2 years old. A cash payment of a distribution is a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 591/2. Once you reach 591/2 years old, and are eligible to withdraw the earnings from your IRA, you may request cash payment of distributions.

Acorn will reinvest any distributions at the NAV at Closing Time (usually 3 p.m. Central time) on the reinvestment date (ex-dividend). For those not reinvesting their distributions, Acorn will normally begin mailing distribution checks on the payment date, which is usually one week after the ex-dividend date.

--------------------------------------------------------------------------------

TAXES

As with any investment, you should carefully consider how your investment in a fund will be taxed. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of the following tax rules:

TAXES ON DISTRIBUTIONS Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you receive them in cash or reinvest them in additional shares. Distributions declared in October, November or December of the prior year and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, income and short-term capital gains distributions are taxed as dividends (ordinary income); and long-term capital gains distributions are taxed as long-term capital gains. Every January, Acorn will send you and the IRS a statement called a Form 1099-DIV, which will show the amount of each taxable distribution you received in the previous year. A year-end tax guide will accompany your Form 1099. If the total distributions you received for the year are less than $10.00, you may not receive a Form 1099.

--------------------------------------------------------------------------------

TAXES ON TRANSACTIONS Your redemptions--including exchanges between funds or into a money fund--are treated as sales of the fund's shares and are subject to capital gains tax. A capital gain or loss is the difference between the price you paid (cost) for your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Acorn will send you a confirmation statement showing how many shares you sold and at what price. Acorn will also send you a year-end statement every January, and an average cost statement every February (available for most accounts) for shares you redeemed, to assist you or your tax preparer.

It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax you owe. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

When you sign your account application, you certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemption proceeds.

--------------------------------------------------------------------------------

FOREIGN INCOME TAXES

A fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If your fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce that fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn International or Acorn Foreign Forty. The Acorn tax guide, which is mailed with your Form 1099-DIV each year, will contain detailed information about the foreign tax credit/deduction.





       For more information call 800-922-6769 or visit our web site at
                              www.acornfunds.com.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following tables will help you better understand each fund's financial performance for the past five years, or for the period from the date of a fund's commencement of operations, if less than five years. They are excerpted from each fund's financial statements for the fiscal year ended December 31, 1999, audited by Ernst & Young LLP. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). You may obtain the complete financial statements and auditor's report by calling 800-9-ACORN-9 (800-922-6769) and requesting a free copy of the funds' latest annual shareholder report.

--------------------------------------------------------------------------------------------------------
Acorn Fund      For a share outstanding throughout     1999      1998      1997      1996      1995
                each year--years ended 12/31
                ----------------------------------------------------------------------------------------
ACRNX         . NET ASSET VALUE, BEGINNING OF YEAR     $16.85    $16.99    $15.04    $13.60    $12.24

                Income from Investment Operations:
                Net investment income                     .09       .04       .15       .09       .11

                Net realized and unrealized gain
                on investments, foreign
                currency and futures                     5.22       .91      3.57      2.93      2.42
                ----------------------------------------------------------------------------------------
              . TOTAL FROM INVESTMENT OPERATIONS         5.31       .95      3.72      3.02      2.53

                Less distributions:
                Dividends from net investment
                income                                   (.09)     (.03)     (.16)     (.11)     (.09)

                Distributions from net realized
                and unrealized gains reportable
                for federal income taxes                (3.54)    (1.06)    (1.61)    (1.47)    (1.08)
                ----------------------------------------------------------------------------------------
              . TOTAL DISTRIBUTIONS                     (3.63)    (1.09)    (1.77)    (1.58)    (1.17)

                NET ASSET VALUE, END OF YEAR           $18.53    $16.85    $16.99    $15.04    $13.60
                ----------------------------------------------------------------------------------------
              . TOTAL RETURN                             33.4%      6.0%     25.0%     22.6%     20.8%
                ----------------------------------------------------------------------------------------
                Ratios/supplemental data:
                ----------------------------------------------------------------------------------------
                Ratio of expenses to average net
                assets                                    .85%      .84%      .56%      .57%      .57%
                ----------------------------------------------------------------------------------------
                Ratio of net investment income
                to average net assets                     .49%      .30%      .75%      .53%      .89%
                ----------------------------------------------------------------------------------------
                Portfolio turnover rate                    34%       24%       32%       33%       29%
                ----------------------------------------------------------------------------------------
                NET ASSETS AT END OF YEAR
                (IN MILLIONS)                          $3,921    $3,549    $3,681    $2,842    $2,399

----------------------------------------------------------------------------------------------------------------------------------
ACORN INTERNATIONAL       For a share outstanding throughout        1999         1998         1997         1996         1995
                          each year--years ended 12/31
                          --------------------------------------------------------------------------------------------------------
ACINX                   . NET ASSET VALUE, BEGINNING OF YEAR        $20.82       $18.39       $19.61       $16.59       $15.24

                          Income from Investment Operations:

                          Net investment income                        .83          .17          .40          .13          .16

                          Net realized and unrealized gain
                          (loss) on investments, foreign
                          currency and futures                       15.45         2.68         (.34)        3.29         1.20
                          --------------------------------------------------------------------------------------------------------
                        . TOTAL FROM INVESTMENT OPERATIONS           16.28         2.85          .06         3.42         1.36

                          Less distributions:
                          Dividends from net investment
                          income                                      (.22)        (.15)        (.38)        (.12)          --

                          Distributions from net realized
                          and unrealized gains reportable
                          for federal income taxes                   (1.55)        (.27)        (.90)        (.28)        (.01)
                          --------------------------------------------------------------------------------------------------------
                        . TOTAL DISTRIBUTIONS                        (1.77)        (.42)       (1.28)        (.40)        (.01)

                        . NET ASSET VALUE, END OF YEAR              $35.33       $20.82       $18.39       $19.61       $16.59
                          --------------------------------------------------------------------------------------------------------
                        . Total return                               79.2%        15.4%         0.2%        20.7%         8.9%

                          --------------------------------------------------------------------------------------------------------
                          Ratios/supplemental data:
                          --------------------------------------------------------------------------------------------------------
                          Ratio of expenses to average net
                          assets                                      1.11%        1.12%        1.19%        1.17%        1.22%
                          --------------------------------------------------------------------------------------------------------
                          Ratio of net investment income
                          to average net assets                        .12%         .86%         .58%         .51%         .90%
                          --------------------------------------------------------------------------------------------------------
                          Portfolio turnover rate                       46%          37%          39%          34%          26%
                          --------------------------------------------------------------------------------------------------------
                          NET ASSETS AT END OF YEAR
                          (IN MILLIONS)                             $2,868       $1,725       $1,623       $1,773       $1,276

------------------------------------------------------------------------------------------------------------------------
ACORN USA       For a share outstanding throughout        Year Ended    Year Ended    Year Ended    Inception 9/4/96
                each period                                12/31/99      12/31/98      12/31/97      Through 12/31/96
                --------------------------------------------------------------------------------------------------------
AUSAX         . NET ASSET VALUE, BEGINNING OF PERIOD         $14.80        $15.12        $11.65            $10.00

                Income from Investment Operations:
                Net investment loss (a)                          --          (.07)         (.07)             (.02)

                Net realized and unrealized gain
                on investments                                 3.32           .87          3.83              1.67
                --------------------------------------------------------------------------------------------------------
              . TOTAL FROM INVESTMENT OPERATIONS               3.32           .80          3.76              1.65

                Less distributions:

                Dividends from net investment
                income                                           --            --            --                --

                Distributions from net realized
                and unrealized gains reportable
                for federal income taxes                      (1.37)        (1.12)         (.29)               --
                --------------------------------------------------------------------------------------------------------
              . TOTAL DISTRIBUTIONS                           (1.37)        (1.12)         (.29)               --

              . NET ASSET VALUE, END OF PERIOD               $16.75        $14.80        $15.12            $11.65

                --------------------------------------------------------------------------------------------------------
              . TOTAL RETURN (C)                              23.0%          5.8%         32.3%             16.5%
                --------------------------------------------------------------------------------------------------------

                Ratios/supplemental data:
                --------------------------------------------------------------------------------------------------------
                Ratio of expenses to average net
                assets (b)                                     1.15%         1.20%         1.35%             1.85%*
                --------------------------------------------------------------------------------------------------------
                Ratio of net investment loss
                to average net assets                          0.00%         (.42%)        (.49%)            (.99%)*
                --------------------------------------------------------------------------------------------------------
                Portfolio turnover rate                          49%           42%           33%               20%*
                --------------------------------------------------------------------------------------------------------
                NET ASSETS AT END OF PERIOD
                (IN MILLIONS)                                  $371          $281          $185               $53

            (a) Net investment loss per share was based upon the average shares outstanding during the period.
            (b) In accordance with a requirement by the Securities and Exchange
                Commission, the ratio of expenses to average net assets for Acorn USA reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.
            (c) Total return is not annualized for periods less than one year.

              * Annualized

-----------------------------------------------------------------------------------------------------------------------------
ACORN TWENTY        For a share outstanding throughout                        Year Ended   Inception 11/23/98
                    each period                                                12/31/99     Through 12/31/98
                    -----------------------------------------------------------------------------------------
ACTWX             . NET ASSET VALUE, BEGINNING OF PERIOD                       $10.71             $10.00

                    Income from Investment Operations:
                    Net investment income (loss) (a)                             (.08)                --

                    Net realized and unrealized gain on
                    investments                                                  3.21                .71
                    -----------------------------------------------------------------------------------------
                  . Total from investment operations                             3.13                .71

                    LESS DISTRIBUTIONS:
                    Distributions from net realized
                    and unrealized gains reportable
                    for federal income taxes                                     (.14)                --
                    -----------------------------------------------------------------------------------------
                  . NET ASSET VALUE, END OF PERIOD                             $13.70             $10.71
                    -----------------------------------------------------------------------------------------
                  . TOTAL RETURN (d)                                            29.3%               7.1%
                    -----------------------------------------------------------------------------------------
                    Ratios/supplemental data:
                    -----------------------------------------------------------------------------------------
                    Ratio of expenses to average net
                    assets (b)(c)                                                1.37%              1.41%*
                    -----------------------------------------------------------------------------------------
                    Ratio of net investment income (loss)
                    to average net assets(c)                                     (.62%)              .22%*
                    -----------------------------------------------------------------------------------------
                    Portfolio turnover rate                                       101%               173%*
                    -----------------------------------------------------------------------------------------
                    NET ASSETS AT END OF PERIOD
                    (IN MILLIONS)                                                 $68                $34

                (a) Net investment income (loss) per share was based upon the average shares outstanding during the period.
                (b) In accordance with a requirement by the Securities and
                    Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998 and the year ended December 31, 1999.
                (c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively, for the period ended 12/31/98 and 1.41% and (.66%), respectively, for the year ended 12/31/99.
                (d) Total return is not annualized for periods less than one year.

                  * Annualized

-----------------------------------------------------------------------------------------------------------------------------
Acorn                  For a share outstanding throughout                  Year Ended     Inception 11/23/98
Foreign Forty          each period                                          12/31/99       Through 12/31/98
                       -------------------------------------------------------------------------------------
ACFFX                . NET ASSET VALUE, BEGINNING OF PERIOD                   $11.00             $10.00

                       Income from Investment Operations:
                       Net investment loss (a)                                  (.02)              (.01)

                       Net realized and unrealized gain on
                       investments                                              8.98               1.01
                       -------------------------------------------------------------------------------------
                     . TOTAL FROM INVESTMENT OPERATIONS                         8.96               1.00

                       Less Distributions:
                       Distributions from net realized
                       and unrealized gains reportable
                       for federal income taxes                                 (.03)                --
                       -------------------------------------------------------------------------------------
                     . NET ASSET VALUE, END OF PERIOD                         $19.93             $11.00
                       -------------------------------------------------------------------------------------
                     . TOTAL RETURN (D)                                        81.6%              10.0%
                       -------------------------------------------------------------------------------------
                       Ratios/supplemental data:
                       -------------------------------------------------------------------------------------
                       Ratio of expenses to average net
                       assets (b)(c)                                            1.48%              1.73%*
                       -------------------------------------------------------------------------------------
                       Ratio of net investment
                       loss to average net assets(c)                            (.17%)             (.78%)*
                       -------------------------------------------------------------------------------------
                       Portfolio turnover rate                                    60%                90%*
                       -------------------------------------------------------------------------------------
                       NET ASSETS AT END OF PERIOD
                       (IN MILLIONS)                                            $107                $16


                   (a) Net investment loss per share was based upon the average shares outstanding during the period.
                   (b) In accordance with a requirement by the Securities and
                       Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998, and the year ended December 31, 1999.
                   (c) Acorn Foreign Forty was reimbursed by the Advisor for
                       certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively, for the period ended 12/31/98 and 1.57% and (.26%), respectively, for the year ended 12/31/99.
                   (d) Total return is not annualized for periods less than one year.

                     * Annualized

Notes
-------------------------------------------------------------------------------

Notes
-------------------------------------------------------------------------------

FOR MORE INFORMATION

More information on each fund is available free upon request, including the following:

SEMIANNUAL/ANNUAL REPORT

Describes the funds' performance and lists portfolio holdings at the end of the six- and 12-month periods. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds'performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about each fund and its policies and operations. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 800-922-6769

BY MAIL Write to:
The Acorn Family of Funds
P.O. Box 8502
Boston, MA 02266-8502

ON THE INTERNET
www.acornfunds.com

FROM THE SEC
Text-only versions of fund documents can be viewed online or downloaded from the SEC's EDGAR database at: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for information about the Public Reference Room's operations. You may obtain copies of the information from the EDGAR database by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Requests, after sending the appropriate duplicating fee, may also be made electronically at publicinfo@sec.gov.

811-01829

                               [PHOTO OF ACORNS]

                                                          ACORN INVESTMENT TRUST

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                     May 1, 2000

                                                          227 West Monroe Street
                                                                      Suite 3000
                                                         Chicago, Illinois 60606
                                                                 1-800-9-ACORN-9
                                                                  1-800-922-6769


ACORN FUND
ACORN INTERNATIONAL
ACORN USA
ACORN TWENTY
ACORN FOREIGN FORTY

No-Load Funds


                                TABLE OF CONTENTS


                                                                           Page


Information About the Funds...................................................2
Investment Objectives and Policies............................................2
Investment Techniques and Risks...............................................3
Investment Restrictions......................................................21
Performance Information......................................................27
Investment Adviser...........................................................33
Distributor..................................................................35
The Trust....................................................................36
Trustees and Officers........................................................36
Purchasing and Redeeming Shares..............................................41
Additional Tax Information...................................................43
Taxation of Foreign Shareholders.............................................44
Portfolio Transactions.......................................................44
Code of Ethics...............................................................47
Custodian....................................................................47
Independent Auditors.........................................................47
Financial Statements.........................................................48
Appendix - Description of Bond Ratings.......................................77


     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty (each, a "Fund," together, the "Funds") dated the date of this SAI and any supplement to the prospectus. A copy of the Acorn Family of Funds 1999 annual report to shareholders accompanies this SAI. A copy of the prospectus and additional copies of the annual reports can be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.

                           Information About the Funds

     Acorn Fund invests mostly in stocks of small and medium-size companies, generally those with market capitalizations of less than $2 billion. Of those stocks, Acorn Fund invests mostly in U.S. companies, but also may have significant foreign investments.

     Acorn International concentrates its investments in stocks of small and medium-size non-U.S. companies, generally those with market capitalizations of less than $5 billion.

     Acorn USA invests mostly in stocks of small and medium-sized U.S. companies, generally those with market capitalizations of less than $2 billion.

     Acorn Twenty invests primarily in the stocks of U.S. companies with market capitalizations of $2 billion to $12 billion. Acorn Twenty is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

     Acorn Foreign Forty invests for long-term capital growth. The Fund invests primarily in the stocks of foreign companies with market capitalizations of $5 billion to $15 billion. Acorn Foreign Forty is a non-diversified fund that ordinarily has investments in 40 to 60 companies in developed markets.

     Acorn Fund, Acorn International and Acorn USA are diversified funds under the federal securities laws. Acorn Twenty and Acorn Foreign Forty are non-diversified under the federal securities laws. However, each of the Funds complies with the diversification standards established by the tax laws. See "Investment Techniques and Risks - Diversification" for more information.

     The Funds are series of Acorn Investment Trust ("Acorn" or the "Trust"), and each Fund is an open-end, management investment company. All five Funds are currently open to new investors; however, Acorn reserves the right to close one or more of the Funds to new investors if the board of trustees of Acorn determines that additional cash flow would be detrimental to the management of the Funds.

     The discussion below supplements the description in the prospectus of each Fund's investment objective, policies, and restrictions.

                       Investment Objectives and Policies

     Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty invest with the objective of long-term growth of capital. The Funds are not designed for investors seeking primarily income rather than capital appreciation. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that any of the Funds will achieve its investment objective.

     The Funds use the techniques and invest in the types of securities described below and in the prospectus.

                         Investment Techniques and Risks

Common Stocks

     The Funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period. Under normal conditions, the Funds' common stock investments (as a percent of total assets) are allocated as follows:

------------------------------------------------------------------
                          U.S.             Foreign
                          Companies        Companies
------------------------------------------------------------------
Fund                      Maximum          Maximum
------------------------------------------------------------------
Acorn Fund                no limit         up to 33%
Acorn International       up to 25%        no limit
Acorn USA                 no limit         up to 10%
Acorn Twenty              no limit         up to 15%
Acorn Foreign Forty       up to 15%        no limit
------------------------------------------------------------------


Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

Acorn Foreign Forty usually limits its investments in U.S. companies to those whose operations are primarily overseas.

See also the discussion of foreign securities below.

Diversification

     Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because Acorn Twenty and Acorn Foreign Forty are non-diversified, those Funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of Acorn Twenty and Acorn Foreign Forty can be expected to fluctuate more than that of broadly diversified Funds investing in similar securities. Because they are non-diversified, those Funds are not subject to the limitations under the Investment Company Act of 1940 in the percentage of their assets that they may invest in any one issuer. Both Funds, however, intend to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code (summarized under "Investment Restrictions").

     Although Acorn Foreign Forty is registered as a non-diversified fund, it has (through the date of this SAI) invested as if it were diversified. Acorn Foreign Forty expects that it will begin to invest in a non-diversified manner when it believes market conditions are appropriate to do so. However, if Acorn Foreign Forty's investments remain diversified through November 23, 2001 (three years after it began operations), the Fund will lose the ability to invest in a non-diversified manner and would thereafter be a diversified fund. Acorn Foreign Forty would not be able to become non-diversified unless it sought and obtained the approval of the holders of a "majority of its outstanding voting securities," as defined in the Investment Company Act of 1940.

Foreign Securities

     The Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. As noted above, under normal market conditions, each Fund may invest in foreign securities (as a percentage of total assets) as set forth below:

-------------------------------------------------
                          Foreign
                          Companies
-------------------------------------------------
Fund                      Maximum
-------------------------------------------------
Acorn Fund                up to 33%
Acorn International       no limit
Acorn USA                 up to 10%
Acorn Twenty              up to 15%
Acorn Foreign Forty       no limit
-------------------------------------------------


     Acorn Foreign Forty invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interests that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Funds use the terms "developed markets" and "emerging markets" as those terms are defined by the International

Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Fund includes markets designated "frontier markets" by the IFC. Acorn Foreign Forty does not intend to invest more than 5% of its total assets in those countries included in the "emerging markets" or "frontier markets" categories.

     The securities markets of emerging markets are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation of emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

     Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

     The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs trade in both U.S. and non-U.S. markets. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the Funds expects to invest 5% or more of its total assets in unsponsored depositary receipts.

     The Funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

     Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions

     The Funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, Wanger Asset Management, L.P. ("WAM"), the Funds' investment adviser, may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that Fund having a value at least as great as the Fund's commitment under such forward contract will be segregated on the books of the Fund while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. The Funds may invest in money
     ----------------------------------------
market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the investment limits set forth in the charts on pages 3 and 4.

Options and Futures

     The Funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The Funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the Funds' investment objective.

     Options. An option on a security (or index) is a contract that gives the
     -------
purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

     The Funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the Fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, that Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, that Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of that Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Derivatives. The Funds may buy and sell over-the-counter ("OTC")
     ---------------
derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a Fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each Fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid and Restricted Securities" below for more information on the risks associated with investing in OTC derivatives.

     Risks Associated with Options. There are several risks associated with
     -----------------------------
transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by one of the Funds, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The Funds may use
     --------------------------------------------------
interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index 1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the Funds, the Funds will limit their use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the


---------------------------

1 A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to stock price, interest rate, and currency fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a Fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between that Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the Funds will mark-to-market their open futures positions.

     The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Funds.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Funds realize a capital gain, or if it is more, the Funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the Funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures. A Fund will not enter into a futures
     ----------------------------------
contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," 2 would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool," the "underlying commodity value" of each long position in a commodity contract in which a Fund invests will not at any time exceed the sum of:

     (1) the value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  unrealized appreciation on the contract held by the broker; and

     (3)  cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     Taxation of Options and Futures. If a Fund exercises a call or put option
     -------------------------------
that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures


---------------------------

2 A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option3 other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a

------------------------------------------------

3 An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks.) The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index.)

change in the value of securities held by a Fund may affect the holding period of the hedged securities.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     In order for the Funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of each Fund's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The Funds intend to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Funds. Shareholders will be advised of the nature of such capital gain distributions.

     For further information, see the discussion under "Additional Tax Information."

     Swap Agreements. A swap agreement is generally individually negotiated and
     ---------------
structured to include exposure to one or more of a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Fund's exposure to changes in the value of an index of securities in which the Fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A Fund may enter into any form of swap agreement if WAM determines it is consistent with that Fund's investment objective and policies, but each Fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

     A swap agreement tends to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that Fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its NAV.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, that Fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. WAM expects to be able to eliminate a Fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     A Fund will segregate assets to cover its current obligations under a swap agreement. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that Fund's accumulated obligations under the swap agreement over the accumulated amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that Fund's accumulated obligations under the agreement.

Short Sales Against the Box

     Each Fund may make short sales of securities if, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Funds do not currently intend to sell securities short.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Funds will incur transaction costs in connection with short sales.

     In addition to enabling the Funds to hedge against market risk, short sales may afford a Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

     The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

Debt Securities

     The Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the Funds or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that Acorn International may not invest more than 20% of its assets in securities rated below investment grade or considered by the Adviser to be of comparable credit quality. Neither Acorn Fund nor Acorn International expects to invest more than 5% of its net assets in such securities during the current fiscal year. Each of Acorn USA, Acorn Twenty and Acorn Foreign Forty do not intend to invest more than 20% of their total assets in debt securities nor more than 5% of their total assets in securities rated at or lower than the lowest investment grade.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares - Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

Illiquid and Restricted Securities

     The Funds may not invest in illiquid securities, if as a result they would comprise more than 15% of the value of the net assets of the Fund. An Illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a Fund's net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that Fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of trustees or its delegate.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. Neither Acorn Fund, Acorn International nor Acorn USA will invest more than 10% of its total assets (valued at the time of investment) in restricted securities.

     Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction of investing no more than 10% (for Acorn Fund) or 15% (for Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a Fund does not invest more than the specified percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

     Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers WAM believes present minimal credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

     At present, Acorn USA, Acorn Twenty and Acorn Foreign Forty are the only Funds that invest in repurchase agreements, and then only with respect to not more than 5% of their respective total assets. Acorn Fund and Acorn International have no present intention of investing in repurchase agreements.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

     The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase NAV fluctuation. The Funds have no present intention of investing in reverse repurchase agreements.

Temporary Strategies

     The Funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers (or, in the case of Acorn Fund, Acorn International and Acorn Foreign Forty, those of foreign issuers), and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Under normal conditions, the portfolio turnover rates of Acorn Fund, Acorn International and Acorn USA are expected to be below about 50%. The portfolio turnover rates of Acorn Twenty and Acorn Foreign Forty are likely to be greater than 50% but, under normal market conditions, are expected to be no more than about 100%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Line of Credit

     Acorn maintains a line of credit with a group of banks in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Funds would be subject to each Fund's restrictions on borrowing under "Investment Restrictions," below.

Investment Restrictions

Acorn Fund

     In pursuing its investment objective Acorn Fund will not:

1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

6. Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings;

7. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

11. Sell securities short or maintain a short position, except short sales against-the-box;

12. Participate in a joint or on a joint or several basis in any trading account in securities;

13. Invest in companies for the purpose of management or the exercise of control;

     14. Issue any senior security except to the extent permitted under the Investment Company Act of 1940;

     15. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Acorn International

     In pursuing its investment objective Acorn International will not:

     1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

     6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Sell securities short or maintain a short position, except short sales against-the-box.

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Acorn USA

     In pursuing its investment objective Acorn USA will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Acorn Twenty and Acorn Foreign Forty

     In pursuing its investment objective each of Acorn Twenty and Acorn Foreign Forty will not:

     1. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     2. With respect to 50% of the value of the Fund's total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed 5% of the Fund's total assets;

     3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

     4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

     5. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or
     (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

     7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (except the bracketed language) for each Fund are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares.

     In addition, Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty are subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, the Funds will not:

     a. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

     b. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers [this restriction applies only to Acorn Fund];

     c. Invest more than 15% of its total assets in the securities of foreign issuers [this restriction applies only to Acorn Twenty].

     d. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, not including securities represented by American Depository Receipts [this restriction applies only to Acorn USA].

     e. Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions [this restriction applies only to Acorn Foreign Forty].

     f. Invest in companies for the purpose of management or the exercise of control;

     g. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     h. Invest more than 10% of its total assets (valued at the time of investment) in restricted securities [this restriction applies only to Acorn Fund, Acorn International and Acorn USA];

     i. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements in maturing in more than seven days; and

     j. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

     Notwithstanding the foregoing investment restrictions, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of Acorn International and Acorn USA, such purchase will not result in either Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of Acorn International's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.

Performance Information

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

              ERV = P(1+T)n

      Where:  P = the amount of an assumed initial investment in shares of a
                  Fund
              T = average annual total return
              n = number of years from initial investment to the end of
                  the period
              ERV = ending redeemable value of shares held at the end of the period


     For example, the Total Return and Average Total Return on a $1,000 investment in each Fund for the following periods ended December 31, 1999 were:

ACORN FUND
----------                                                        Average Annual
                                                 Total Return      Total Return
                                                 ------------     --------------

1 year ......................................        33.38%           33.38%
5 years .....................................       161.63%           21.21%
10 years ....................................       383.77%           17.06%
Life of Fund (inception 6/10/70) ............    10,672.60%           17.14%


ACORN INTERNATIONAL
-------------------                                               Average Annual
                                                 Total Return      Total Return
                                                 ------------     --------------

1 year ......................................        79.19%           79.19%
3 years .....................................       107.22%           27.49%
5 years .....................................       172.34%           22.19%
Life of Fund (inception 9/23/92) ............       317.61%           21.73%


ACORN USA
---------                                                         Average Annual
                                                 Total Return      Total Return
                                                 ------------     --------------

1 Year ......................................        23.02%           23.02%
3 Years .....................................        72.18%           19.86%
Life of Fund (inception 9/4/96) .............       100.59%           23.33%


ACORN TWENTY
------------                                                      Average Annual
                                                 Total Return      Total Return
                                                 ------------     --------------

1 Year ......................................        29.30%           29.30%
Life of Fund (inception 11/23/98) ...........        38.48%           34.44%


ACORN FOREIGN FORTY
-------------------                                               Average Annual
                                                 Total Return      Total Return
                                                 ------------     --------------

1 Year ......................................        81.60%           81.60%
Life of Fund (inception 11/23/98) ...........        99.75%           87.58%

     The Funds may also quote after tax total returns and tax efficiency. After-tax returns show the Funds' annualized after-tax total returns for the time period specified. After-tax returns with redemptions show the Funds' annualized after-tax total return for the time period specified plus the tax effects of selling your shares of the Funds at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

     Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax-effects and are not predictive of future tax effects.

     As of December 31, 1999, the After-Tax Average Annual Total Return on a $1,000 investment in each Fund for the following periods were:



ACORN FUND
----------                                                       After-tax With
                                                   After-tax       Redemption
                                                  -----------   ----------------

1 Year .......................................       28.54%         24.08%
5 Years ......................................       18.14%         16.80%
10 Years .....................................       14.72%         13.78%


ACORN FUND'S TAX EFFICIENCY

1 Year........................................       85.50%
5 Years.......................................       85.53%
10 Years......................................       86.28%


ACORN INTERNATIONAL
-------------------                                              After-tax With
                                                   After-tax       Redemption
                                                  -----------   ----------------

1 year........................................       77.00%         49.13%

5 years ......................................       21.18%         18.42%
Life of Fund (inception 9/23/92)..............       20.98%         18.58%


ACORN INTERNATIONAL'S TAX EFFICIENCY

1 Year........................................       97.23%
5 Years.......................................       95.45%
Life of Fund (inception 9/23/92)..............       96.55%


ACORN USA
---------                                                        After-tax With
                                                   After-tax       Redemption
                                                  -----------   ----------------

1 year........................................       21.01%         15.61%
3 years ......................................       18.17%         15.90%
Life of Fund (inception 9/4/96)...............       21.17%         18.94%


ACORN USA'S TAX EFFICIENCY

1 Year........................................       91.27%
3 Years.......................................       91.49%
Life of Fund (inception 9/4/96)...............       90.74%


ACORN TWENTY
------------                                                     After-tax With
                                                   After-tax       Redemption
                                                  -----------   ----------------

1 year........................................       28.75%         17.70%
Life of Fund (inception 11/23/98).............       33.68%         27.17%


ACORN TWENTY'S TAX EFFICIENCY

1 Year........................................       98.12%
Life of Fund (inception 11/23/98).............       97.79%


ACORN FOREIGN FORTY
-------------------                                              After-tax With
                                                   After-tax       Redemption
                                                  -----------   ----------------

1 year........................................       81.43%         49.26%
Life of Fund (inception 11/23/98).............       86.70%         69.80%


ACORN FOREIGN FORTY'S TAX EFFICIENCY
------------------------------------

1 Year........................................       99.79%
Life of Fund (inception 11/23/98).............       99.00%


     The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The Funds [that have been in operation at least three years] may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. The Funds may quote the following measures of volatility:

     Beta. Beta is the volatility of a fund's total return relative to the
     ----
movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index.

     R-squared. R-squared reflects the percentage of a fund's price movements
     ---------
that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

     Alpha. Alpha is a measure used to discuss a fund's relative performance.
     -----
Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost.

     Standard deviation. Standard deviation quantifies the volatility in the
     ------------------
returns of a Fund by measuring the amount of variation in the group of returns that make up a Fund's average return. Standard deviation is generally calculated over a three or five year period using monthly returns and modified to present on annualized standard deviation.

     Sharpe ratio. A Fund's Sharpe ratio quantifies its total return in excess of the return of a guaranteed investment (90 day U.S. treasury bills), relative to its volatility as measured by its standard deviation. The higher a Fund's Sharpe ratio, the better a Fund's returns have been relative to the amount of investment risk it has taken.

     Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

     As of December 31, 1999, some statistics for the Funds are as follows:

                                        R2          Beta         Alpha
                                        --          ----         -----
     Acorn Fund
     ----------

              vs. S&P 500               0.61        0.87         -2.26%
              vs. Russell 2000          0.92        0.83          6.50%

     Acorn International
     -------------------

              vs. EMI Ex U.S.           0.63        1.01         14.43%
              vs. EAFE                  0.56        0.83         10.95%

     Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

     The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of WAM's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     In advertising and sales literature, each Fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a Fund might use comparative performance as computed in a ranking or rating determined by Lipper, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Incorporated or another service.

     The following are some benchmark indices utilized by the Funds: Salomon Smith Barney Extended Market Index ("EMI"), an index of the bottom 20% of institutionally investable capital of countries, selected by SSB, excluding the U.S.; the Salomon Smith Barney World ex-U.S. Cap Range $2-$10 billion Index is the $2 to $10 billion (U.S.) subset of SSB's Broad

Market Index, which represents a mid cap developed market index, excluding the U.S.; IFCI Composite Index, the International Finance Corporation's index of 31 emerging markets, which weights securities according to their market capitalizations after adjusting for shares held by other constituents in the index; Morgan Stanley's Europe, Australasia Far East Index ("EAFE"), an index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada; the Standard & Poor's 500 Stock Index ("S&P 500"), a broad, market-weighted average of U.S. blue-chip companies; the Standard & Poor's MidCap 400 ("S&P 400"), also a broad, market-weighted average of U.S. companies in the next tier down in size from the S&P 500; and the Russell 2000 Index, an index formed by taking the largest 3,000 small companies in the U.S. and eliminating the largest 1,000 of those companies, leaving an unweighted index of 2000 small companies. All indexes are unmanaged and include reinvested dividends.

     The Funds may also compare their performance to the performance of groups of mutual funds, including Lipper Averages and Indexes. Each Lipper Average is the mean return of all mutual funds tracked by Lipper, Inc. in that category, which generally will include the Fund making the comparison. Lipper Indexes measure the performance of the largest funds tracked by Lipper in a designated category.

Investment Adviser

     Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the Funds and for other institutional accounts. As of the date of this SAI, WAM has approximately $9 billion under management, including the Funds. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah
J. Zell, Marcel P. Houtzager, Robert A. Mohn, John H. Park, Margaret M. Forster, Roger Edgely, Bruce H. Lauer and Peter Zaldivar. Ralph Wanger is the president of WAM Ltd. On matters submitted to the shareholders of WAM Ltd., each shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent is required), decisions are made by majority vote. WAM commenced operations in 1992.

     WAM furnishes continuing investment supervision to the Funds under an investment advisory agreement (the "Agreement") and is responsible for overall management of the Funds' business affairs. It furnishes office space, equipment and personnel to the Funds; it assumes substantially all expenses for bookkeeping, and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors. The Agreement will continue in effect as to each Fund through June 30, 2000, and thereafter from year to year so long as its continuance as to each Fund is approved at least annually by (i) the board of trustees of Acorn or by the holders of a majority of that Fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of Acorn's board of trustees who are not otherwise affiliated with Acorn or WAM, cast in person at a meeting called for that purpose. Any amendment to the Agreement must be approved in the same manner. The Agreement may be terminated as to a Fund without penalty by the vote of the board of trustees of Acorn or the shareholders of that Fund (by a majority as defined in the 1940 Act) on sixty days' written notice to WAM or by WAM on sixty days' notice to the Fund, and will terminate automatically in the event of its assignment. The fees payable by a Fund under the Agreement are the obligation only of that Fund and impose no liability on the other Funds.

     The advisory fees the Funds pay to WAM are calculated daily and paid monthly, at the annual rates shown below:

     Acorn Fund

              Average Daily Net Assets                    Rate of Fee
              ------------------------                    -----------
              First $700 million                             0.75%
              $700 million to $2 billion                     0.70%
              In excess of $2 billion                        0.65%

     Acorn International

              Average Daily Net Assets                    Rate of Fee
              ------------------------                    -----------
              First $100 million                             1.20%
              $100 million to $500 million                   0.95%
              In excess of $500 million                      0.75%

     Acorn USA

              Average Daily Net Assets                    Rate of Fee
              ------------------------                    -----------
              First $200 million                             0.95%
              In excess of $200 million                      0.90%

     Acorn Twenty

                                                          Rate of Fee
                                                          -----------
                                                             0.90%

     Acorn Foreign Forty

                                                          Rate of Fee
                                                          -----------
                                                             0.95%


     WAM has undertaken to reimburse Acorn Twenty and Acorn Foreign Forty to the extent their ordinary operating expenses exceed 1.35% and 1.45%, respectively of its average annual net assets. This undertaking is voluntary and may be terminated by either WAM or Acorn on 30 days' notice to the other.



     The advisory fees paid to WAM by each Fund for the fiscal years ended
December 31, 1999, 1998, and 1997 were as follows:
---------------------------------------------------------------------------------------------------------
Fund                           1999                                 1998               1997
---------------------------------------------------------------------------------------------------------
Acorn Fund                     $23,436,860                          $24,905,000        $14,349,000
---------------------------------------------------------------------------------------------------------
Acorn International            $15,668,082                          $14,124,000        $16,235,000
---------------------------------------------------------------------------------------------------------
Acorn USA                      $2,805,167                           $2,336,000         $1,199,000
---------------------------------------------------------------------------------------------------------
Acorn Twenty                 gross advisory fee:      $503,457      $25,723*           ---
                               exp. reimb:             (23,136)     (12,202)
                               --------------------------------------------
                               net advisory fee:      $480,321      $13,521
---------------------------------------------------------------------------------------------------------
Acorn Foreign Forty          gross advisory fee:      $426,095      $11,674*           ---
                               exp. reimb:             (42,270)     (11,875)
                               --------------------------------------------
                               net advisory fee:      $383,825      $  (201)
---------------------------------------------------------------------------------------------------------

     *From inception on November 23, 1998.

     Acorn has a separate administrative services agreement with WAM under which WAM receives a fee, calculated daily and paid monthly, at the annual rate of
0.05 of 1% of each Fund's average daily net assets. The Funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums and the fees of trustees not affiliated with WAM.

Distributor

     Shares of each Fund are offered for sale by WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commissions, 12b-1 fees or other charges to the Funds or their shareholders. WAM BD is wholly-owned by WAM and WAM Ltd. All distribution expenses relating to the Funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD. The Distribution Agreements for Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty will continue in effect through June 30, 2000 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD. WAM BD offers the Funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

The Trust

     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated April 21, 1992 (the "Declaration of Trust"). The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the Funds are not currently divided into classes. Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty are the only series of the Trust currently being offered. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances believed to be remote, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of shareholders and the Trust's trustees and officers for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the assets of the Trust of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.



Trustees and Officers


     The board of trustees has overall responsibility for the Trust's and the Funds' affairs. The trustees and officers of the Trust, their dates of birth and their principal business activities during the past five years are:

Name and Date of Birth     Position(s)      Principal Occupation(s) During
                           Held with the    Past Five Years
                           Trust

Name and Date of Birth     Position(s)      Principal Occupation(s) During
----------------------     -----------      ------------------------------
                           Held with the    Past Five Years
                           -------------    ---------------
                           Trust
                           -----

Irving B. Harris           Trustee and      Former chairman of the executive
8/4/1910                   chairman         committee and former director,
                                            Pittway Corporation (multi-product
                                            manufacturer and publisher);
                                            Chairman, William Harris Investors,
                                            Inc. (investment adviser); Chairman,
                                            The Harris Foundation (charitable
                                            foundation).

Ralph Wanger*              Trustee and      Trustee and President, Wanger
6/21/1934                  President        Advisors Trust; Director, Wanger
                                            Investment Company plc; Principal
                                            and portfolio manager, Wanger Asset
                                            Management, L.P.; President, Wanger
                                            Asset Management, Ltd.

James H. Lorie             Trustee and      Retired; Eli B. and Harriet B.
2/23/1922                  Vice Chairman    Williams Professor of Business
                                            Administration Emeritus, University
                                            of Chicago Graduate School of
                                            Business; director, Thornburg
                                            Mortgage Asset Corp. (REIT) and
                                            Santa Fe Natural Tobacco.

Leo A. Guthart             Trustee          Vice Chairman, Pittway Corporation
9/26/1937                                   (multi-product manufacturer and
                                            publisher); chief executive officer,
                                            Pittway Corporation's Security Group
                                            of Companies which include ADEMCO
                                            (manufacturer of alarm equipment),
                                            ADI (distributor of security
                                            equipment), Fire Burglary
                                            Instruments (supplier of security
                                            control panels), First Alert
                                            Professional (alarm dealers), Alarm
                                            Net (cellular radio service) and
                                            Cylink Corporation (supplier of
                                            encryption equipment)(chairman);
                                            director, AptarGroup, Inc. (producer
                                            of dispensing valves, pumps and
                                            closures); former chairman of the
                                            board of trustees, Hofstra
                                            University; director, Symbol
                                            Technologies, Inc.; chairman of the
                                            general partner of Long Island
                                            Venture Fund, L.P.

Jerome Kahn, Jr.           Trustee          President, William Harris Investors,
4/13/1934                                   Inc. (investment adviser); former
                                            director, Pittway Corporation
                                            (multi-product manufacturer and
                                            publisher).

Steven N. Kaplan           Trustee          Neubauer Family Professor of
12/21/1959                                  Entrepreneurship and Finance,
                                            Graduate School of Business,
                                            University of Chicago; director,
                                            ImageMax (provider of document
                                            management products and services).

David C. Kleinman          Trustee          Adjunct professor of strategic
10/12/1935                                  management, University of Chicago
                                            Graduate School of Business;
                                            Business consultant; Chairman of the
                                            Board, Irex Corporation (insulation
                                            contractor); Director, Sonic
                                            Foundry, Inc. (software); FirstCom
                                            Corp. (competitive local exchange
                                            carrier); Organics Management
                                            Company (organic waste processor);
                                            Wisconsin Paper & Products (paper
                                            merchant); Plymouth Tube Company
                                            (seamless and welded metal tubing);
                                            Member of the advisory board, DSC
                                            Logistics Company (warehousing and
                                            logistics services).

Charles P. McQuaid*        Trustee and      Trustee and Senior Vice President,
8/27/1953                  Senior Vice      Wanger Advisors Trust; Principal,
                           President        portfolio manager and director of
                                            research, Wanger Asset Management,
                                            L.P.

Name and Date of Birth     Position(s)      Principal Occupation(s) During
----------------------     -----------      ------------------------------
                           Held with the    Past Five Years
                           -------------    ---------------
                           Trust
                           -----

Roger S. Meier             Trustee          CEO and Chairman of the Board, AMCO,
1/18/1926                                   Inc. (investment and real estate
                                            management); President, AMCO, Inc.
                                            1986-1999; former director, Fred
                                            Meyer, Inc. (retail chain); advisory
                                            board member, Key Bank of Oregon
                                            (banking); Chairman of Investment
                                            Council and member of Committee of
                                            Legacy Systems (hospital); Executive
                                            director and chairman of investment
                                            committee, Portland Art Museum;
                                            trustee of Portland Art Museum.

Allan B. Muchin            Trustee          Partner, Katten, Muchin & Zavis
1/10/1936                                   (law firm).

Robert E. Nason            Trustee          Consultant and private investor
7/29/1936                                   since 1998; from 1990-1998,
                                            Executive partner and chief
                                            executive officer, member of the
                                            executive committee of Grant
                                            Thorton, LLP (public accounting
                                            firm) and member of the policy board
                                            of Grant Thornton International;
                                            director, Fruit of the Loom, Ltd.
                                            and Fairfax Insurance Limited
                                            (privately owned insurance company).

Katherine Schipper         Trustee          Professor of Accounting, University
10/04/1949                                  of Chicago Graduate School of
                                            Business; Visiting Professor at
                                            Fuqua School of Business, Duke
                                            University, in the academic year
                                            1999-2000.

Margaret M. Forster        Vice President   Analyst and Portfolio Manager,
1/28/1960                                   Wanger Asset Management, L.P., since
                                            1994; assistant professor of
                                            finance, Kellogg Graduate School of
                                            Management, Northwestern University,
                                            1993-1994.

Marcel P. Houtzager        Vice President   Vice President, Wanger Advisors
10/26/1960                                  Trust; principal, analyst and
                                            portfolio manager, Wanger Asset
                                            Management, L.P.; Chief financial
                                            officer and Compliance officer,
                                            Wanger Asset Management L.P., since
                                            April 2000.

Kenneth A. Kalina          Assistant        Assistant Treasurer, Wanger Advisors
8/4/1959                   Treasurer        Trust; Fund controller, Wanger Asset
                                            Management, L.P., since September
                                            1995; prior thereto, treasurer of
                                            the Stein Roe Mutual Funds.

Bruce H. Lauer             Vice             Vice President, assistant secretary
7/22/1957                  President,       and treasurer, Wanger Advisors
                           Assistant        Trust; principal (since 2000) and
                           Secretary and    chief operating officer, Wanger
                           Treasurer        Asset Management, L.P. since April
                                            1995; director, Wanger Investment
                                            Company plc and New Americas Small
                                            Cap Fund; prior thereto, first vice
                                            president, investment accounting,
                                            Kemper Financial Services, Inc.

Steven A. Radis            Secretary        Chief Marketing Officer and Managing
8/24/1962                                   Director, Wanger Asset Management,
                                            L.P., since April 1999; prior
                                            thereto, Vice President of Corporate
                                            and Marketing Communications, Zurich
                                            Kemper Life, January 1998 to March
                                            1999, and First Vice President
                                            Corporate Communications, Zurich
                                            Kemper Life, January 1987 to
                                            December 1997.

Robert A. Mohn             Vice President   Vice President, Wanger Advisors
9/13/1961                                   Trust; principal, analyst and
                                            portfolio manager, Wanger Asset
                                            Management, L.P.

John H. Park               Vice President   Vice President, Wanger Advisors
5/30/1967                                   Trust; principal, analyst and
                                            portfolio manager, Wanger Asset
                                            Management. L.P. (since 1993).

Name and Date of Birth     Position(s)      Principal Occupation(s) During
----------------------     -----------      ------------------------------
                           Held with the    Past Five Years
                           -------------    ---------------
                           Trust
                           -----

Roger Edgely               Vice President   Vice President, Wanger Advisors
4/18/1955                                   Trust; Analyst, Wanger Asset
                                            Management. L.P., since 1994;
                                            Managing director and director of
                                            international research, Wanger Asset
                                            Management, L.P., since 1998; prior
                                            thereto, analyst, Crosby Securities.

Leah J. Zell               Vice President   Vice President, Wanger Advisors
5/23/1949                                   Trust; principal, analyst and
                                            portfolio manager, Wanger Asset
                                            Management, L.P.

           *Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Mr. Wanger and Ms. Zell are married to each other. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. As of March 31, 2000, the trustees and officers of Acorn as a group owned beneficially less than 1% of the outstanding shares of Acorn Fund and Acorn International. At March 31, 2000, the trustees and officers of Acorn as a group owned beneficially 2.78% of the outstanding shares of Acorn USA, 3.20% of the outstanding shares of Acorn Twenty, and 2.18% of the outstanding shares of Acorn Foreign Forty.

     The addresses for Mr. Wanger, Mr. McQuaid, Mr. Edgely, Ms. Forster, Mr. Houtzager, Mr. Kalina, Mr. Lauer, Mr. Mohn, Mr. Park, Mr. Radis and Ms. Zell is Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Harris and Kahn is Two North LaSalle Street, Suite 400, Chicago, Illinois 60602. The address for Messrs. Lorie, Kaplan, and Kleinman is 1101 East 58th Street, Chicago, Illinois 60637. The address for Mr. Guthart is 165 Eileen Way, Syosset, New York 11791. The address for Mr. Meier is 1211 S.W. Fifth Avenue, Portland, Oregon 97204. The address for Mr. Machin is 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The address for Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045. The address for Ms. Schipper is Fuqua School of Business, Duke University, Durham, North Carolina 27708.

     At March 31, 2000, the State of Illinois Deferred Compensation Plan, 200 West Washington, Springfield, IL 62706, held 23,454,743.7010 shares, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, ("Schwab") held 14,683,990.1330 shares, and National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, NY 10281-1003 ("NFS") held 10,895,627.0220 shares of Acorn Fund as owners of record, but not beneficially (10.86%, 6.80% and 5.05% of the outstanding shares, respectively). Schwab held 16,061,338.5040 shares, and NFS held 6,462,439.4690 shares of Acorn
International (18.65% and 7.50% of the outstanding shares, respectively) as owners of record, but not beneficially. Schwab held 4,407,935.6480 shares, and NFS held 2,630,068.9460 shares of Acorn USA (19.47% and 11.61% of the outstanding shares, respectively) as owners of record, but not beneficially. Schwab held 459,043.2890 shares, and NFS held 260,869.5390 shares, of

Acorn Twenty (9.71% and 5.52% of the outstanding shares, respectively) as owners of record, but not beneficially. Schwab held 1,757,597.0080 shares, and NFS held 846,318.3330 shares of Acorn Foreign Forty (25.72% and 12.39% of the outstanding shares, respectively) as owners of record, but not beneficially.

     During 1999 the Funds paid fees aggregating $448,500 to board members who were not affiliated with WAM. The following table sets forth the total compensation, (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 1999 to each of the trustees of the Trust:


                         Aggregate    Aggregate    Aggregate   Aggregate     Aggregate      Total
                         Comp.        Comp.        Comp.from   Comp. from    Comp. from     Comp.
Name of Trustee          from Acorn   from Acorn   Acorn USA   Acorn Twenty  Acorn Foreign  from
                         Fund         Int.                                   Forty          Fund Complex
                                                                                            (5)
-----------------------------------------------------------------------------------------------------------
Irving B. Harris         65,503       33,822       5,299       870           506            $106,000
Leo A. Guthart           24,396       12,176       1,928       320           180            $39,000
Jerome Kahn, Jr.         25,659       13,196       2,090       348           207            $41,500
Steven N. Kaplan*        7,493        4,097        669         134           107            $12,500
David C. Kleinman        28,746       14,780       2,345       394           235            $46,500
James H. Lorie           25,304       12,235       1,943       323           195            $40,000
Charles P. McQuaid       0            0            0           0             0              0
Roger S. Meier           24,387       12,585       1,992       335           201            $39,500
Allan B. Muchin          24,387       12,585       1,992       335           201            $39,500
Robert E. Nason          25,904       13,387       2,124       364           221            $42,000
Katherine Schipper       25,904       13,387       2,124       364           221            $42,000
Ralph Wanger             0            0            0           0             0              0
-----------------------------------------------------------------------------------------------------------

     * Elected to the Board of the Trust effective September 28, 1999.


     The officers and trustees affiliated with WAM serve without any compensation from the Trust. Acorn has adopted a deferred compensation plan (the "Plan") for its non-interested trustees. Under the Plan, the trustees who are not "interested persons" of Acorn or WAM ("participating trustees") may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to a book reserve account as of the business day such compensation would have been paid to such trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the Funds. If a participating trustee retires, such trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to that trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

Purchasing and Redeeming Shares

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Your Account - How to Buy Shares" and "Your Account - How to Sell Shares." All of that information is incorporated herein by reference.

     Acorn may from time to time authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on behalf of the Funds. Some of those authorized agents may charge transaction fees for their services. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share (see "Purchasing and Redeeming Shares - Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     In some instances, an authorized agent will not charge any transaction fees directly to investors in a Fund. However, for accounting and shareholder servicing services provided by such agent with respect to Fund share accounts held on behalf of its customers, the agent may charge a fee, generally a percentage of the annual average value of those accounts. WAM pays any such fees.

Net Asset Value

     Share purchase and redemption orders will be priced at a Fund's NAV next computed after such orders are received and accepted by: (i) Acorn's transfer agent; (ii) a broker-dealer or other financial services company authorized by Acorn to accept purchase and redemption orders on the Fund's behalf; or (iii) such authorized broker-dealer's designee. Each Fund's NAV is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of those holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Computation of NAV (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or

(c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.

     For purposes of computing the NAV of a Fund share, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available, or for which the market quotation is determined not to represent a fair value, and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Trading in the foreign securities of the Funds' portfolios may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in the Funds' foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the Funds' foreign securities. Those timing differences may have a significant effect on a Fund's NAV.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the account value falls below $1,000 because of share redemptions. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     WAM acts as a shareholder servicing agent for the Reich & Tang Money Funds (the "Money Funds") in connection with the exchange plan between the Acorn Funds and the Money Funds. For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established by exchange from one of the Acorn Funds, pursuant to a 12b-1 plan adopted by the Money Funds.

Additional Tax Information

     Each Fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") so as to avoid payment of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, a Fund's NAV is likely to reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, will be taxable either as a dividend or capital gain distribution, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by the Fund for more than one year.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     Under certain circumstances, Acorn may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Backup withholding may be required if: (a) you fail to furnish your social security or other tax identification number; (b) you fail to certify that your social security or tax identification number is correct and that you are not subject to backup withholding due to the underreporting of certain income; or (c) the IRS informs Acorn that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. Acorn must promptly pay the IRS all amounts withheld. Therefore, it is usually not possible for Acorn to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a Fund will be increased; if the result is a loss, the income dividend paid by a Fund will be decreased.

     Dividends paid by Acorn International and Acorn Foreign Forty are generally not eligible for the dividends-received deduction for corporate shareholders because little or none of those Funds' income consists of dividends paid by United States corporations. A portion of the dividends paid by Acorn Fund, Acorn USA and Acorn Twenty is generally eligible for the dividends-received deduction. Capital gain distributions paid from the Funds are never eligible for this deduction.

     Income received by the Funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, that Fund may file an election with the IRS to "pass through" to its shareholders the amount of foreign income taxes paid by that Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Each of Acorn International and Acorn Foreign Forty intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of Acorn International or Acorn Foreign Forty, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under
Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. Acorn Fund, Acorn USA and Acorn Twenty do not expect to be able to "pass through" foreign tax credits.

Taxation of Foreign Shareholders

     The Code provides that dividends from net income, which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by Acorn International and Acorn Foreign Forty (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a tax treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

Portfolio Transactions

     Portfolio transactions of the Funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each

Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that Fund.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each Fund's portfolio transactions are reviewed periodically by the board of trustees and its committee on portfolio transactions.

     WAM is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of investment decisions by the Funds. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the Funds is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the Funds, in the same manner that the Funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Brokerage commissions incurred by each Fund during the last three fiscal years, not including the gross underwriting spread on securities purchased in underwritten public offerings, were as follows:


     Fund                             1999          1998          1997
     ---------------------------------------------------------------------------
     Acorn Fund                       $3,938,000    $2,766,000    $2,952,000
     Acorn International              4,457,000     4,111,000     5,350,000
     Acorn USA                        269,000       305,000       216,000
     Acorn Twenty                     151,000       53,000*       N/A
     Acorn Foreign Forty              254,000       41,000*       N/A

     * From commencement of operations on November 23, 1998.

     The increase in the commissions paid by Acorn Fund in 1999 compared to 1998 resulted from an increase in the Fund's assets (from $3.5 billion at December 31, 1998 to $3.9 billion at December 31, 1999) and an increase in portfolio turnover from 24% in 1998 to 34% in 1999, although the Fund's turnover remains very low. The increases in commissions paid by Acorn Twenty and Acorn Foreign Forty resulted from the increases in their assets after they began operations in November 1998. Although investment decisions for the Funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or more of the Funds and one or more other advisory clients. If any of the Funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

Code of Ethics

     The 1940 Act and rules thereunder require that the Trust and WAM establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Trust and WAM have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust and WAM to detect and prevent conflicts of interest.

Custodian

     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502 ("State Street") is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized State Street to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street. State Street is also the transfer agent for the Funds.

Independent Auditors

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

Financial Statements
Acorn Twenty
    >Statement of Investments December 31, 1999

Number of Shares                                                                    Value (000)
----------------------------------------------------------------------------------------------

                                                                           Common Stocks: 92.8%
----------------------------------------------------------------------------------------------
Information: 34.5%
             >Television Programming: 6.8%
 82,000      Liberty Media Group, AT&T (b)                                             $ 4,653
             Cable & Satellite Programming

             >Telecommunications/Wireline
              Communications: 11.6%
 68,000      McLeod USA (b)                                                              4,003
             Super Regional CLEC: Local, Long Distance &
             Internet Services
 82,000      RCN (b)
             Metro Market CLEC: Voice, Video &                                           3,977
             Internet Services
----------------------------------------------------------------------------------------------
                                                                                         7,980
             >Instrumentation: 2.3%
 41,000      Tektronix
             Analytical Instruments                                                      1,594

             >Mobile Communications: 5.5%
 30,000      Telephone and Data Systems
             Cellular & Telephone Services                                               3,780

             >Transaction Processors: 3.6%
 72,000      National Data
             Credit Card & Health Claims Processor                                       2,444

             >Business Information: 4.7%
 73,000      H&R Block
             Tax Preparation                                                             3,194
                                                                                        ------
Information: Total                                                                      23,645

----------------------------------------------------------------------------------------------
Health Care: 11.1%

             >Services: 11.1%
185,000      First Health (b)                                                            4,972
             PPO Network

 75,000      Lincare Holdings (b)                                                        2,602
             Home Health Care Services
                                                                                        ------
Health Care: Total                                                                       7,574

----------------------------------------------------------------------------------------------
Consumer Goods/Services: 14.8%

             >Cruise Lines: 3.2%
 45,000      Royal Caribbean Cruises                                                     2,219
             Cruises to Caribbean & Alaska

             >Casinos: 4.1%
105,000      Harrah's Entertainment (b)                                                  2,776
             Casinos & Riverboats

             >Furniture & Manufacturers: 7.5%
 95,000      Jones Apparel (b)                                                           2,577
             Women's Apparel

110,000      Herman Miller                                                               2,530
             Office Furniture
----------------------------------------------------------------------------------------------
                                                                                         5,107
                                                                                        ------
Consumer Goods/Services: Total                                                          10,102
----------------------------------------------------------------------------------------------

Principal Amount or
Number of Shares                                                                    Value (000)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Finance:    17.6%

            >Finance Companies: 6.9%
255,000     AmeriCredit (b)                                                            $ 4,718
            Auto Lending

            >Money Management: 5.5%
 31,500     SEI Investments                                                              3,749
            Mutual Fund Administration

            >Insurance: 5.2%
 28,000     Progressive                                                                  2,048
            Auto Insurance
143,000     UICI (b)                                                                     1,510
            Insurance/Specialty Finance
----------------------------------------------------------------------------------------------
                                                                                         3,558
                                                                                       -------
Finance: Total                                                                          12,025

----------------------------------------------------------------------------------------------
Industrial Goods/Services: 4.0%

            >Other Industrial Services: 4.0%
225,000     ServiceMaster                                                                2,770
            Facilities Management

                                                                                       -------
Industrial Goods/Services: Total                                                         2,770

----------------------------------------------------------------------------------------------
Energy/Minerals: 10.8%

            >Independent Power: 10.8%
 56,000     AES Corporation (b)                                                          4,186
            Power Plants

 95,000     MidAmerican Energy                                                           3,200
            Growth Utility
                                                                                       -------
Energy/Minerals: Total                                                                   7,386

                                                                                       -------
Total Common Stocks: 92.8%                                                              63,502
            (Cost: $52,064)

Short-Term Obligation: 3.3%
$ 2,281     Associates First Capital 4.00%
            Due 1/03/00                                                                  2,280
                                                                                       -------
            (Amortized Cost: $ 2,280)
Total Investments: 96.1%                                                                65,782
            (Cost: $54,344)
Cash and Other Assets less Liabilities: 3.9%                                             2,688

                                                                                       -------
Total Net Assets: 100%                                                                 $68,470
==============================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $54,461,000 and net unrealized appreciation was $11,321,000, consisting of gross unrealized appreciation of $16,536,000 and gross unrealized depreciation of $5,215,000.
(b) Non-income producing security.

Acorn Foreign Fund
     >Statement of Investments December 31, 1999

Number of Shares                                     Value (000)
----------------------------------------------------------------

                                            Common Stocks: 95.0%
----------------------------------------------------------------
Europe: 62.7%
              >Germany: 1.0%
     30,000   Rhoen Klinikum                              $1,102
              Hospital Management

              >Finland: 1.4%
     21,200   Comptel (b)                                  1,490
              Telephone Billing Software

              >Sweden: 3.9%
     60,000   Netcom (b)                                   4,216
              Telecommunication Services

              >France/Belgium: 8.8%
      7,000   M6 Metropole TV                              3,466
              Television Broadcaster

     40,000   Audiofina  (Belgium)                         3,019
              Television Broadcaster

     18,000   Atos (b)                                     2,982
              Computer Services/Transaction Processing
----------------------------------------------------------------
                                                           9,467
              >United Kingdom/Ireland: 28.2%
     82,000   Energis (b)                                  3,940
              Telecommunication Services
    150,000   Logica                                       3,870
              Computer Software & Services
    170,000   WPP Group                                    2,694
              Advertising
    250,000   Carlton Communications                       2,435
              Television Broadcaster
    660,000   St. James Capital                            2,356
              Life Insurance
     18,000   NTL (b)                                      2,246
              Voice, Video & Data Services
    120,000   Sema Group                                   2,160
              Computer Software & Services
    120,000   Hays                                         1,911
              Outsourcing Services
    100,000   Capita Group                                 1,825
              Outsourcing Services
    170,000   Irish Life & Permanent (Ireland)             1,608
              Life Insurance
    220,000   Thus (b)                                     1,379
              Telecommunication Services
    300,000   NFC                                          1,187
              Logistics & Moving Services
     90,000   SSL International                            1,139
              Medical & Footcare Products
     30,000   Serco Group                                    941
              Facilities Management
     85,000   Airtours                                       522
              Packaged Tour Vacations
----------------------------------------------------------------
                                                          30,213

              >Switzerland: 2.1%
        800   Pargesa Holdings                           $ 1,308
              Industrial & Media Conglomerate
        390   Cie Fin Richemont                              932
              Luxury Goods, Tobacco & Pay TV
----------------------------------------------------------------
                                                           2,240

              >Italy: 9.9%
    300,000   Banca Fideuram                               3,550
              Life Insurance & Mutual Funds
    800,000   SEAT Pagine Gialle                           2,625
              Yellow Pages Publishers
    208,000   Editoriale L'Espresso                        2,405
              Newspapers & Magazines
    300,000   Saipem                                       1,084
              Offshore Construction
     70,000   Mediolanum                                     964
              Life Insurance & Mutual Funds
----------------------------------------------------------------
                                                          10,628
              >Spain: 2.9%
    110,000   Indra Sistemas                               2,065
              Computer Services
     43,000   Mapfre Vida                                    991
              Life Insurance & Mutual Funds
----------------------------------------------------------------
                                                           3,056
              >Netherlands: 4.5%
     40,000   Getronics                                    3,188
              Computer Services
     60,000   Hunter Douglas                               1,630
              Decorative Window Coverings
      5,000   Fox Kids Europe (b)                             64
              Programming/Cartoons
----------------------------------------------------------------
                                                           4,882
                                                          ------
Europe: Total                                             67,294

----------------------------------------------------------------
Asia: 18.3%
              >Hong Kong: 1.4%
    324,900   SmarTone Telecom                             1,567
              Mobile Telecommunications

              >Japan: 9.6%
      7,000   Softbank                                     6,697
              Internet Services/Investment Holdings
     12,000   Nintendo                                     1,993
              Video Games
      4,000   Shohkoh Fund                                 1,583
              Commercial Lender
----------------------------------------------------------------
                                                          10,273

              >Singapore: 7.3%
    400,000   Star Cruises                                 4,080
              Cruise Line
    325,000   Venture Manufacturing                        3,727
              Electronic Manufacturing Services
----------------------------------------------------------------
                                                           7,807
                                                          ------
Asia: Total                                               19,647

Acorn Foreign Forty
     >Statement of Investments, continued

Number of Shares                                                 Value(000)
----------------------------------------------------------------------------
Other Countries: 14.0%
                >Canada: 7.1%
      90,000    Celestica (b)                                     $    5,028
                Electronic Manufacturing Services
      70,000    Canadian Natural Resources (b)                         1,706
                Oil & Gas Producer
      50,000    Power Financial                                          830
                Financial Services Holding Company
----------------------------------------------------------------------------
                                                                       7,564
                >Israel: 2.9%
      90,000    Amdocs (b)                                             3,105
                Telecommunications Billing & Customer Care Software
                >United States: 4.0%
   2,568,000    Global TeleSystems                                     3,431
                Telecommunication Services


Principal Amount or
Number of Shares                                                   Value(000)
----------------------------------------------------------------------------
     100,000    Azurix (b)                                        $      894
                Owner/Operator of Water Utilities
----------------------------------------------------------------------------
                                                                       4,325
                                                                  ----------
Other: Total                                                          14,994
                                                                  ----------
Total Common Stocks: 95.0%                                        $  101,935
             (Cost:$63,840)
Short-Term Obligation: 4.2%
     $4,573  Associates First Capital 4.00%
             Due 1/03/00                                               4,572
             (Amortized Cost:$4,572)
                                                                  ----------
Total Investments: 99.2%                                             106,507
             (Cost:$68,412)

Cash and Other Assets Less Liabilities: 0.8%                             844
                                                                  ----------
Total Net Assets: 100%                                            $  107,351
----------------------------------------------------------------------------

________________________________________________________________________________
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $64,145,000 and net unrealized appreciation was $37,790,000, consisting of gross unrealized appreciation of $39,336,000 and gross unrealized depreciation of $1,546,000.
(b)  Non-income producing security.
(c) At December 31, 1999, $32,233,000 or 30.0% of the Fund's net assets was denominated in the Euro currency.

Acorn USA
     >Statement of Investments December 31, 1999

Number of Shares                                                Value (000)
--------------------------------------------------------------------------
                                                       Common Stocks: 90.2%
--------------------------------------------------------------------------
Information:   48.1%
               >Broadcasting: 1.7%
     209,100   Data Transmission Network (b)                       $ 3,607
               Data Services for Farmers
      39,500   Young Broadcasting (b)                                2,015
               Television Stations
      36,300   Salem Communications (b)                                821
               Radio Stations for Religious Programming
--------------------------------------------------------------------------
                                                                     6,443
               >Television Programming: 0.8%
      68,000   TV Guide                                              2,924
               TV Program Guides & Programming

               >Telecommunications/Wireline
               Communications: 3.1%
     207,800   RCN (b)                                              10,078
               Metro Market CLEC:  Voice, Video &
               Internet Services
      37,100   Classic Communications (b)                            1,356
               Cable Television in Rural Areas
--------------------------------------------------------------------------
                                                                    11,434
               >Mobile Communications: 8.5%
     186,000   Telephone and Data Systems                           23,436
               Cellular & Telephone Services
     131,400   Price Communications (b)                              3,655
               Cellular Telephone Services
     121,800   Comarco (b)                                           2,862
               Wireless Network Testing
      73,000   Diversinet (b)                                        1,606
               Wireless PKI Security
--------------------------------------------------------------------------
                                                                    31,559
               >Telecommunications Equipment: 2.7%
     257,100   Aspect Communications (b)                            10,059
               Call Center Software

               >Gaming Equipment: 0.8%
     146,000   International Game Technology                         2,966
               Slot Machines & Progressive Jackpots

               >Computer Services: 5.4%
     312,500   Sykes Enterprises (b)                                13,711
               Call Center Services
     820,000   Aztec Technology Partners (b)                         3,741
               Technology Staffing Services
     151,700   Computer Task Group                                   2,247
               Application Development & Staffing Services
      16,700   Meta Group (b)                                          317
               IT Publications & Consulting Services
--------------------------------------------------------------------------
                                                                    20,016
               >Consumer Software: 0.1%
     15,500    Activision (b)                                          237
               Entertainment Software

               >Business Software: 3.9%
     486,300   JDA Software (b)                                      7,963
               Applications/Software & Services for Retailers
     119,000   Project Software (b)                                  6,604
               Enterprise Maintenance Software
--------------------------------------------------------------------------
                                                                    14,567
               >Transaction Processors: 2.7%
     298,300   National Data                                       $10,124
               Credit Card & Health Claims Processor

               >Internet: 1.0%
     121,000   Online Resources (b)                                  2,012
               Internet Banking Technology
     125,000   Navidec (b)                                           1,500
               Internet Computer Services
--------------------------------------------------------------------------
                                                                     3,512
               >Business Information/
               Marketing Services: 3.6%
     206,000   CACI International (b)                                4,661
               Technology Services for Government
     130,000   West TeleServices (b)                                 3,177
               Customer Care & Sales Support
     169,000   PRIMEDIA (b)                                          2,788
               Specialty Magazines & Other Publications
      56,800   Getty Images (b)                                      2,776
               Photographs for Publications & Electronic Media
--------------------------------------------------------------------------
                                                                    13,402
               >Contract Manufacturing: 0.9%
     92,000    Applied Power                                         3,381
               Electronic Enclosures & Industrial Products

               >Semiconductors/Related
               Equipment: 1.5%
     232,000   Galileo Technology (b)                                5,597
               Semiconductors for Networking Equipment

               >Computer Hardware/
               Related Systems: 11.4%
     526,000   Micros Systems (b)                                   38,924
               Information Systems for Restaurants & Hotels
     129,000   American Power Conversion (b)                         3,402
               Uninterruptable Power Systems
--------------------------------------------------------------------------
                                                                    42,326
                                                                   -------
Information:   Total                                               178,547
--------------------------------------------------------------------------
Health Care:   8.8%
               >Biotechnology/Drug Delivery: 1.4%
      33,070   Maxygen (b)                                           2,348
               Molecular Breeding
      26,700   Myriad Genetics (b)                                   1,228
               Gene Discovery & Diagnostic Products
      44,900   Genome Therapeutics (b)                                 724
               Gene Discovery Services
      31,000   Genset (b)                                              591
               Genomics
      32,500   Genzyme Molecular
               Oncology Division (b)                                   227
               Gene Expression Technology & Cancer Drugs
                                                                     5,118

Number of Shares                                                       Value (000)
----------------------------------------------------------------------------------
                                    >Services: 7.4%
     341,400                        Lincare Holdings (b)                 $ 11,842
                                    Home Health Care Services
     390,000                        First Health (b)                       10,481
                                    PPO Network
     816,100                        Magellan Health Services (b)            5,152
                                    Mental Health Services
---------------------------------------------------------------------------------
                                                                           27,475
                                                                         --------
Health Care: Total                                                         32,593

---------------------------------------------------------------------------------
Consumer Goods/Services: 3.2%
                                    >Consumer Services: 1.5%
     112,000                        ITT Educational Services (b)            1,729
                                    Technology Oriented Postsecondary
                                    Degree Programs
      55,000                        Bally Total Fitness (b)                 1,468
                                    Fitness Centers
     157,600                        NuSkin Enterprises (b)                  1,428
                                    Personal Care/Herbal Products
     122,500                        Telespectrum (b)                          873
                                    Call Center Services
---------------------------------------------------------------------------------
                                                                            5,498
                                    >Retail: 1.7%
     375,000                        Gadzooks (b)                            3,680
                                    Teen Apparel Retailer
      58,500                        Whole Foods Market (b)                  2,713
                                    Natural Food Supermarkets
---------------------------------------------------------------------------------
                                                                            6,393
                                                                         --------
Consumer Goods/Services: Total                                             11,891

---------------------------------------------------------------------------------
Finance: 10.4%
                                    >Banks: 1.5%
      93,500                        Chittenden (b)                          2,770
                                    Vermont & West Massachusetts Bank
      44,000                        TCF Financial                           1,095
                                    Great Lakes Bank
      34,000                        Texas Regional Bancshares                 986
                                    TexMex Bank
      38,000                        Peoples Bank Bridgeport                   803
                                    Connecticut Savings & Loan
---------------------------------------------------------------------------------
                                                                            5,654
                                    >Finance Companies: 3.9%
     633,500                        AmeriCredit (b)                        11,720
                                    Auto Lending
     590,000                        World Acceptance (b)                    2,839
                                    Personal Loans
---------------------------------------------------------------------------------
                                                                           14,559
                                    >Money Management: 0.6%
     163,000                        Phoenix Investment Partners             1,324
                                    Mutual Fund & Pension Manager
      52,800                        Pioneer Group (b)                         832
                                    Equity Mutual Funds
---------------------------------------------------------------------------------
                                                                            2,156

Number of Shares                                                       Value (000)
---------------------------------------------------------------------------------

                                    >Insurance: 4.4%
     637,700                        UICI (b)                             $  6,736
                                    Insurance/Specialty Finance
     392,100                        Acceptance Insurance (b)                2,279
                                    Crop Insurance
      93,000                        Leucadia National                       2,151
                                    Insurance Holding Company
      13,800                        Markel (b)                              2,139
                                    Specialty Insurance
      66,000                        Protective Life                         2,100
                                    Life/Dental Insurance
      30,000                        Terra Nova Bermuda                        900
                                    Specialty Re-Insurance
---------------------------------------------------------------------------------
                                                                           16,305
                                                                         --------
Finance: Total                                                             38,674

---------------------------------------------------------------------------------
Industrial Goods/Services: 6.4%
                                    >Steel: 0.2%
      79,000                        Atchison Casting (b)                      721
                                    Steel Foundries

                                    >Industrial Goods: 0.2%
     140,000                        Advanced Lighting Technologies (b)        805
                                    Metal Halide Lighting

                                    >Specialty Chemicals: 0.8%
     225,600                        Lilly Industries, Cl. A                 3,031
                                    Industrial Coatings

                                    >Other Industrial Services: 5.2%
     346,000                        Hub Group (b)                           6,920
                                    Truck & Rail Freight Forwarder
     347,400                        Insurance Auto Auctions (b)             5,472
                                    Auto Salvage Services
     422,500                        Wackenhut, Cl. B                        4,357
                                    Prison Management
     210,000                        Labor Ready (b)                         2,546
                                    Temporary Manual Labor
---------------------------------------------------------------------------------
                                                                           19,295
                                                                         --------
Industrial Goods/Services: Total                                           23,852

---------------------------------------------------------------------------------
Energy/Minerals: 13.1%
                                    >Independent Power: 7.8%
     855,400                        MidAmerican Energy                     28,816
                                    Growth Utility

                                    >Oil/Gas Producers: 1.5%
     473,800                        Tesoro Petroleum (b)                    5,478
                                    Oil Refinery/Gas Reserves

Number of Shares                                                                    Value (000)
----------------------------------------------------------------------------------------------
                                       >Distribution/Marketing/Refining: 3.8%
     253,400                           Dynegy                                         $  6,161
                                       Natural Gas & Electric Processing & Marketing
     248,000                           Atmos Energy                                      5,068
                                       Natural Gas Utility
      92,300                           Equitable Resources                               3,081
                                       Natural Gas Utility & Producer
----------------------------------------------------------------------------------------------
                                                                                        14,310
                                                                                      --------
Energy/Minerals: Total                                                                  48,604

----------------------------------------------------------------------------------------------
Real Estate: 0.2%
      47,000                           The Rouse Company                                   999
                                       Regional Shopping Malls
                                                                                      --------
Real Estate: Total                                                                         999

Principal Amount                                                                    Value (000)
----------------------------------------------------------------------------------------------

Total Common Stocks: 90.2%                                                            $335,160
                                       (Cost: $287,478)

Short-Term Obligations: 10.5%
                                       Yield 4.00% - 4.05% Due 1/03- 1/06/00
    $ 17,297                           Associates First Capital                         17,293
      11,260                           Motorola Credit                                  11,254
      10,287                           Citicorp                                         10,283
----------------------------------------------------------------------------------------------
                                       (Amortized Cost: $38,830)                        38,830
                                                                                      --------
Total Investments: 100.7%                                                              373,990
----------------------------------------------------------------------------------------------
                                       (Cost: $326,308)

Cash and Other Assets Less Liabilities: (0.7%)                                          (2,562)

                                                                                      --------
Total Net Assets: 100%                                                                $371,428
==============================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $326,698,000 and net unrealized appreciation was $47,292,000, consisting of gross unrealized appreciation of $93,617,000 and gross unrealized depreciation of $46,325,000.
(b)  Non-income producing security.

Acorn International
     >Statement of Investments December 31, 1999

Number of Shares                                                                                          Value (000)
---------------------------------------------------------------------------------------------------------------------

                                                                                              Common Stocks and Other
                                                                                        Equity-Like Securities: 96.7%
---------------------------------------------------------------------------------------------------------------------
Europe: 48.7%

                             >Germany/Austria: 3.6%
       600,000               Rhoen Klinikum Pfd.                                                           $   21,374
       500,000               Rhoen Klinikum                                                                    18,366
                             Hospital Management
       250,000               UnitedGlobalCom (Austria) (b)                                                     17,656
                             Cable Television for Europe, Israel & Australia
       240,000               EM.TV & Merchandising                                                             15,458
                             Children's Media Production, Merchandising
                             & Distribution
        50,000               Fresenius, Pfd.                                                                    9,158
                             Dialysis Equipment & Solutions
       100,000               Dialog Semiconductor (b)                                                           7,397
                             Custom Semiconductors for Cell Phones
       165,000               Flughafen Wien (Austria)                                                           5,730
                             Vienna Airport Authority
       150,000               Pfeiffer Vacuum Technologies                                                       3,849
                             Vacuum Pump Manufacturer
        28,000               Pixelpark (b)                                                                      3,184
                             Internet Consulting
---------------------------------------------------------------------------------------------------------------------
                                                                                                              102,172

                             >Finland: 4.7%
     1,200,000               TietoEnator                                                                       74,872
                             Computer Services/Consulting
     1,500,000               Talentum (c)                                                                      36,380
                             Trade Journals & Internet Services
       120,000               Helsinki Telephone                                                                 9,987
                             Telecommunications Provider
       625,000               Fiskars, Series A                                                                  8,177
                             Scissors & Gardening Tools
        95,400               Spar Finland (c)                                                                   3,341
                             Grocery/Convenience Stores
       100,000               F-Secure (b)                                                                       2,918
                             Security Software
---------------------------------------------------------------------------------------------------------------------
                                                                                                              135,675

                             >Norway: 0.2%
       160,000               Enitel (b)                                                                         4,779
                             Telecommunications Provider

                             >Sweden: 5.2%
       950,000               WM Data Nordic                                                                    58,716
                             Computer Services/Consulting
       160,000               Information Highway (b)                                                           26,508
                             Internet Consulting
     1,085,000               Sigma                                                                             23,203
                             Technical Consulting
     1,350,000               Mandator                                                                          20,146
                             Computer Services/Consulting
       400,000               Modern Times Group (b)                                                            19,834
                             TV, Newspapers and Electronic Commerce
---------------------------------------------------------------------------------------------------------------------
                                                                                                              148,407

                             >France: 4.4%
       375,000               Atos (b)                                                                      $   62,117
                             Computer Services/Transaction Processing
        62,000               NRJ                                                                               42,646
                             Radio Network
        50,000               Fininfo                                                                           12,579
                             Data Feeds for French Banks & Brokers
        20,000               Penauille Polyservice                                                              8,011
                             Industrial Cleaning/Airport Services
---------------------------------------------------------------------------------------------------------------------
                                                                                                              125,353

                             >United Kingdom/Ireland: 14.2%
     2,000,000               Serco Group                                                                       62,762
                             Facilities Management
       450,000               NTL (b)                                                                           56,138
                             Voice, Video & Data Services Via Cable Networks
       500,000               Baltimore Technologies                                                            41,397
                             Security Software
     2,000,000               Capita Group                                                                      36,510
                             Outsourcing Services
     1,500,000               SSL International                                                                 18,986
                             Medical & Footcare Products
       500,000               Euro Money Publications                                                           18,174
                             Financial Publications
     3,500,000               Taylor Nelson                                                                     15,464
                             Market Research Services
     1,350,000               ITNET                                                                             14,885
                             Outsourcing Services
     3,500,000               NFC                                                                               13,853
                             Logistics
       150,000               Esat Telecom (Ireland) (b)                                                        13,725
                             Telecommunications Provider
       500,000               Logica                                                                            12,900
                             Computer Services/Consulting
     2,125,000               Photobition Group                                                                 11,312
                             Production of Graphics for Exhibits
     2,250,000               Bodycote                                                                          10,868
                             Materials Technology & Metal Processing
     2,840,000               St. James Capital                                                                 10,140
                             Life Insurance
     3,000,000               Smith & Nephew                                                                    10,081
                             Medical Equipment & Supplies
       500,000               Flextech (b)                                                                       9,289
                             Cable Channels
     1,700,000               Rotork                                                                             8,582
                             Valve Actuators for Oil & Water Pipelines
       750,000               Irish Life & Permanent (Ireland) (b)                                               7,095
                             Savings Products
     3,400,000               HALMA                                                                              6,509
                             Fire, Burglary & Flooding Detection Devices
     1,000,000               Thus (b)                                                                           6,268
                             Telecommunications Provider
     1,500,000               Hogg Robinson                                                                      5,876
                             Corporate Travel Management
       715,000               Fairey Group                                                                       5,833
                             Electronic Products

Number of Shares                                                                                          Value (000)
---------------------------------------------------------------------------------------------------------------------
       290,000               Ocean Group                                                                   $    5,411
                             Freight Forwarder
     3,206,400               Chloride Group                                                                     5,050
                             Electrical Equipment Manufacturer/Retailer
       128,000               FKI (b)                                                                              496
                             Autonomous Manufacturer
---------------------------------------------------------------------------------------------------------------------
                                                                                                              407,604

                             >Switzerland: 3.7%
        80,000               Selecta Group                                                                     25,152
                             Vending Machine Owner/Operator
        10,000               Cie Fin Richemont                                                                 23,895
                             Luxury Goods
        30,000               Phoenix Mecano                                                                    15,091
                             Electrical Components Manufacturer
        15,000               Bon Appetit                                                                       14,856
                             Wholesale Food Distributor and
                             Speciality Restaurant/Retailer
         6,500               Sarasin & Cie Bank                                                                13,202
                             Private Banking
         5,000               Bachem                                                                             8,017
                             Peptides
         1,600               Julius Baer                                                                        4,839
                             Private Banking
         5,000               Societe Generale d'Affichage (b)                                                   2,578
                             Billboard Advertising
---------------------------------------------------------------------------------------------------------------------
                                                                                                              107,630

                             >Italy: 8.2%
     6,000,000               Editoriale L'Espresso (b)                                                         69,378
                             Newspaper & Magazine Publisher
     4,000,000               Banca Fideuram                                                                    47,339
                             Life Insurance & Mutual Funds
     3,000,000               Autogrill                                                                         37,738
                             Restaurants and Catering for Travelers
     1,500,000               Class Editori                                                                     26,115
                             Newspapers & On-Line Financial Data
     1,500,000               Mediolanum                                                                        20,665
                             Life Insurance & Mutual Funds
     4,000,000               SEAT Pagine Gialle                                                                13,123
                             Yellow Pages Publisher
     1,400,000               Aeroporti di Roma                                                                  9,130
                             Airport Management
       650,000               Gruppo Coin (b)                                                                    7,588
                             Food & Clothing Retailer
     1,250,000               Saipem                                                                             4,516
                             Offshore Oil Services
---------------------------------------------------------------------------------------------------------------------
                                                                                                              235,592

                             >Spain/Portugal: 1.9%
       450,000               Cortefiel                                                                         11,774
                             Apparel Retailer
       500,000               Indra Sistemas                                                                     9,384
                             Computer Services/Consulting
       400,000               Mapfre Vida                                                                        9,218
                             Life Insurance & Mutual Funds
       425,000               Filmes Lusomundo (Portugal) (b)(c)                                                 5,988
                             Newspapers, Radio, Video, Film Distribution

       400,000               Aguas de Barcelona                                                            $    5,853
                             Water Utility
       650,000               Prosegur                                                                           5,815
                             Security Guards
       100,000               PT Multimedia (Portugal) (b)                                                       5,683
                             Cable TV, Satellite Operator &
                             Internet Service Provider
---------------------------------------------------------------------------------------------------------------------
                                                                                                               53,715

                             >Netherlands: 2.0%
       500,000               Getronics                                                                         39,851
                             Computer Services/Consulting
       420,000               Kempen                                                                            16,695
                             Stock Brokerage/Investment Management
        27,000               Versatel (b)                                                                         951
                             Telecommunications Provider
        65,000               Fox Kids Europe (b)                                                                  831
                             Cartoons
---------------------------------------------------------------------------------------------------------------------
                                                                                                               58,328

                             >Hungary: 0.6%
     1,200,000               Matav                                                                              8,402
        47,000               Matav ADR                                                                          1,692
                             Telecommunications Provider
       100,000               Gedeon Richter                                                                     6,574
                             Pharmaceuticals
---------------------------------------------------------------------------------------------------------------------
                                                                                                               16,668
                                                                                                           ----------
Europe: Total                                                                                               1,395,923

---------------------------------------------------------------------------------------------------------------------
Asia: 28.9%
                             >Hong Kong: 4.0%
    30,000,000               Li & Fung                                                                         75,256
                             Sourcing of Consumer Goods
     3,500,000               TVB (b)                                                                           23,863
                             Television Broadcasting
     3,000,000               SmarTone Telecom                                                                  14,472
                             Mobile Telecommunications Provider
---------------------------------------------------------------------------------------------------------------------
                                                                                                              113,591

                             >India: 0.0%
     1,998,000               Zurich India Quantum (b)                                                             533
                             Closed-End Fund

                             >Japan: 11.6%
       130,000               JAFCO                                                                             46,415
                             Venture Capital Fund
       175,000               Orix                                                                              39,406
                             Finance Leasing
        85,000               Trans Cosmos                                                                      36,252
                             Information Technology Services & Investments
       180,000               Ryohin Keikaku                                                                    36,113
                             Own Brand Specialty Retailer
       160,000               Nintendo                                                                          26,575
                             Video Games
        75,000               Nidec                                                                             21,642
                             Spindle Motor Manufacturer

Acorn International
     >Statement of Investments, continued

Number of Shares                                                  Value(000)
----------------------------------------------------------------------------
     30,000         OBIC                                           $  21,246
                    Computer Integrator
     15,000         Bellsystem24                                      16,434
                    Telemarketing
    180,000         Fuji Software ABC                                 14,086
                    Computer Services/Consulting
     40,000         Otsuka Kagu                                       10,760
                    Furniture Retailer
     40,000         Benesse                                            9,625
                    Correspondence Courses
    300,000         Densei Lambda                                      9,391
                    Power Supplies
     77,000         Taiyo Ink                                          9,038
                    Speciality Chemicals
     35,000         C Two-Network                                      7,909
                    Discount Food Retailer
     50,000         Aiful                                              6,114
                    Consumer Lending
     75,000         Misumi                                             5,906
                    Distributor of Capital Goods Components
    400,000         Kokuyo                                             5,321
                    Office Product Manufacturer & Retailer
    800,000         Yamaha                                             5,196
                    Musical Instruments Manufacturer
    175,000         Nichiei                                            3,800
                    Commercial Lender
     24,400         Wilson Learning                                    1,193
                    Corporate Training
----------------------------------------------------------------------------
                                                                     332,422

                    >Taiwan: 1.9%
  3,000,000         Systex                                            20,456
                    Systems Integrator & Internet Services
  3,000,000         Hitron Technology (b)                             17,970
                    Network Integration & Internet Services
  2,999,500         Chroma Ate (b)                                     8,793
                    Test & Measurement Instruments
  4,000,000         Phoenixtec Power                                   7,711
                    Uninterruptable Power Supply Manufacturer
----------------------------------------------------------------------------
                                                                      54,930

                    >Malaysia: 0.4%
  2,000,000         Unisem                                            12,842
                    Semiconductor Assembly

                    >Philippines: 0.1%
 36,918,000         Int'l Container Terminal Services (b)              3,344
                    Container Handling Terminals & Port Management

                    >South Korea: 1.2%
  1,000,000         S1 Corporation                                    17,261
                    Security Services
    100,000         Cheil Jedang                                      11,537
                    Consumer Staples
  1,000,000         Korea Technology Investments (b)                   6,103
                    Venture Capital
----------------------------------------------------------------------------
                                                                      34,901

                    >Singapore: 9.7%
  9,500,000         Star Cruises                                    $ 96,900
                    Cruise Line
  6,500,000         Venture Manufacturing                             74,542
                    Electronic Manufacturing Services
  8,000,000         Datacraft Asia                                    66,400
                    Network Integrator
  7,500,000         Natsteel Electronics                              39,628
                    Electronic Manufacturing Services
----------------------------------------------------------------------------
                                                                     277,470
                                                                   ---------
Asia: Total                                                          830,033

----------------------------------------------------------------------------
Latin America: 4.3%
                    >Mexico: 2.5%
  9,000,000         Grupo Industrial Bimbo                            20,090
                    Bread, Baked Goods & Snacks
  5,000,000         Corp Interamericana de                            19,974
                    Entretenimiento (b)
                    Special Events & Live Entertainment
  3,500,000         Kimberly Clark de Mexico                          13,575
                    Paper Products
  5,450,000         Cifra SA Series V (b)                             10,940
                    Discount Stores
  5,000,000         Grupo Continental                                  7,282
                    Beverages
----------------------------------------------------------------------------
                                                                      71,861
                    >Brazil: 1.2%
    750,000         Embratel                                          20,438
                    Long Distance Telecommunications Provider
    340,000         TeleSudeste Celular                               13,196
                    Cellular Telecommunications Provider
----------------------------------------------------------------------------
                                                                      33,634
                    >Argentina: 0.5%
    400,000         IRSA GDS                                          12,938
                    Real Estate Management & Development
     30,000         El Sitio (b)                                       1,102
                    Internet Network for Spanish & Portuguese
----------------------------------------------------------------------------
                                                                      14,040

                    >Peru: 0.1%
  7,000,000         Enrique Ferreyros                                  3,791
                    Heavy Machinery Dealer
                                                                   ---------
Latin America: Total                                                 123,326

----------------------------------------------------------------------------
Other Countries: 14.8%
                    >Australia: 3.2%
  7,500,000         ERG                                               42,130
                    Smart Card Systems for Public Transportation
  4,500,000         Computershare                                     22,174
                    Financial Software/Services
  5,000,000         AAPT (b)                                          17,115
                    Telecommunications Provider
  2,000,000         KeyCorp (b)(c)                                    10,762
                    Smart Card Technology
----------------------------------------------------------------------------
                                                                      92,181

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                 >Canada: 5.2%
  1,200,000      Celestica (b)                                       $   67,035
                 Electronic Manufacturing Services
    720,000      Canadian Natural Resources (b)                          17,547
                 Oil & Gas Producer
    750,000      Power Financial                                         12,445
                 Financial Services Holding Company
    500,000      Cinar (b)                                               12,250
                 Children's TV Programming
    500,000      Corus Entertainment (b)                                 10,198
                 CATV Programming & Radio Stations
    500,000      Penn West Petroleum (b)                                  9,766
                 Oil & Gas Producer
  1,200,000      Bracknell (b)                                            5,393
                 Electrical Contractor & Facilities Management
    400,000      Leitch Technology (b)                                    4,923
                 Television Production Equipment
    600,000      LGS Group (b)                                            4,853
                 Computer Systems Integrator
  4,000,000      Dundee Realty (b)                                        4,038
                 Real Estate
    110,000      Mosaic (b)                                                 852
                 Outsourcing Market Services
--------------------------------------------------------------------------------
                                                                        149,300

                 >Israel: 2.7%
    800,000      Amdocs (b)                                              27,600
                 Telecommunications Billing & Customer
                 Care Software
    170,000      Gilat Satellite Network (b)                             20,188
                 Satellite Communications Equipment
    650,000      Galileo Technology (b)                                  15,681
                 Communications Semiconductors
    350,000      ECI Telecom                                             11,069
                 Telecommunications Equipment
     75,000      Radware (b)                                              3,234
                 Internet Infrastructure & Internet Traffic
--------------------------------------------------------------------------------
                                                                         77,772

Principal Amount of
Number of Shares                                                      Value(000)
--------------------------------------------------------------------------------

                    >South Africa: 1.3%
  6,000,000         Dimension Data (b)                               $   37,674
                    Networks & Computer Services

                    >Russia: 0.0%
 $1,500,000         Khanty Mansiysk 10% Notes
                    Due 10/14/02 (b)                                        750
      4,001         Khanty Mansiysk (b)                                     150
                    Oil Production in Russia
--------------------------------------------------------------------------------
                                                                            900

                    >United States: 2.4%
    400,000         MIH (b)                                              23,600
                    Pay-TV
    300,000         AES Corporation (b)                                  22,425
                    Power Plants
    475,000         Global TeleSystems                                   16,447
                    Telecommunications Provider
    500,000         Azurix (b)                                            4,469
                    Owner & Operator of Water Utilities
--------------------------------------------------------------------------------
                                                                         66,941
                                                                    ------------
Other: Total                                                            424,768

Total Common Stocks and Other
  Equity-Like Securities: 96.7%                                     ------------
                                                                      2,774,050
                    (Cost: $1,188,760)

Short-Term Obligations: 3.1%
                    Yield 4.00% Due 1/03 - 1/06/00
     $64,438        Associates First Capital                             64,424
      25,000        Bell Atlantic Financial                              24,986
                                                                    ------------
                    (Amortized Cost: $89,410)                            89,410

                                                                    ------------
Total Investments: 99.8%                                              2,863,460
                    (Cost: $1,278,170)

Cash and Other Assets less Liabilities: 0.2%                              4,743

                                                                    ------------
Total Net Assets: 100%                                               $2,868,203
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments:
(a) At December 31, 1999, for federal income tax purposes, cost of investments was $1,344,131,000 and net unrealized appreciation was $1,519,329,000, consisting of gross unrealized appreciation of $1,570,379,000 and gross unrealized depreciation of $51,050,000.
(b)  Non-income producing security.
(c) On December 31, 1999, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Talentum (Finland)................ 9.19%   KeyCorp (Australia)............ 6.40%
Filmes Lusomundo (Portugal)....... 7.08%

The aggregate cost and value of investments in these companies at December 31, 1999, was $20,950,000 and $53,129,000, respectively. The market value of these securities represents 1.85% of the total net assets at December 31, 1999. During the period ended December 31, 1999, the cost of purchases and proceeds from sales in affiliated companies was $13,398,000 and $12,962,000 respectively. Net dividends received from these companies amounted to $381,000 and net realized loss on sales on investments in such companies amounted to $15,750,000.

(d) At December 31, 1999, $741,228,000 or 25.8% of the Fund's net assets was denominated in the Euro currency.

Acorn Fund
     >Statement of Investments December 31, 1999

Number of Shares                                                                  Value (000)
---------------------------------------------------------------------------------------------

                                                                     Common Stocks and Other
                                                                Equity-Like Securities: 92.2%
---------------------------------------------------------------------------------------------
Information:  38.4%
              Media
              >Broadcasting: 1.7%
     785,000  Young Broadcasting (b)                                      $      40,035
              Television Stations
     819,000  Data Transmission Network (b) (c)                                  14,128
              Data Services for Farmers
     100,000  Cumulus Media (b)                                                   5,075
              Radio Stations in Small Cities
     137,000  Salem Communications (b)                                            3,100
              Radio Stations for Religious Programming
     300,000  Shop at Home (b)                                                    2,981
              Television Home Shopping Network
     250,000  Granite Broadcasting (b)                                            2,531
              Television Stations
---------------------------------------------------------------------------------------
                                                                                 67,850
              >Television Programming CATV: 2.9%
   1,500,000  Liberty Media Group, AT&T (b)                                      85,125
              Cable & Satellite Programming
     550,000  Playboy Enterprises (b)                                            13,372
              CATV & Satellite Programming, Publishing
     500,000  Corus Entertainment (Canada) (b)                                   10,198
              CATV Programming & Radio Stations
     300,000  Cinar (Canada) (b)                                                  7,350
              Children's TV Programming
       9,000  Fox Kids Europe (Netherlands) (b)                                     115
              Cartoons
---------------------------------------------------------------------------------------
                                                                                116,160
              Telecommunications
              >Telecommunications/Wireline
              Communications: 2.3%
     250,000  NTL (United Kingdom) (b)                                           31,188
              Voice, Video & Data Services
     584,000  RCN (b)                                                            28,324
              Metro Market CLEC: Voice, Video &
              Internet Services
     354,000  Commonwealth Telephone (b)                                         18,718
              Rural Market CLEC: Local, Long Distance & Internet Services
     200,000  Classic Communications (b)                                          7,312
              Cable Television in Rural Areas
     230,000  Startec Global Communications (b)                                   4,834
              International Telecommunications
      36,000  Thus (United Kingdom) (b)                                             226
              Emerging Telecommunications
---------------------------------------------------------------------------------------
                                                                                 90,602

              >Mobile Communications: 2.8%
     580,000  Telephone and Data Systems                                         73,080
              Cellular & Telephone Services
     355,000  Pinnacle Holdings (b)                                              15,043
              Towers for Cellular, PCs & Paging
     420,000  Price Communications (b)                                           11,681
              Cellular Telephone Services
     355,000  COMARCO (b) (c)                                                     8,342
              Wireless Network Testing
---------------------------------------------------------------------------------------
                                                                                108,146

Principal Amount or
Number of Shares                                                             Value (000)
---------------------------------------------------------------------------------------

              >Telecommunications Equipment: 0.1%
      36,000  Comverse Technology (b)                                             5,211
              Voicemail & Other Enhanced Services Equipment

              Computer Related Hardware
              >Computer Hardware/
              Related Systems: 2.9%
     765,000  Micros Systems (b)                                                 56,610
              Information System for Restaurants & Hotels
     713,000  Kronos (b) (c)                                                     42,780
              Labor Management Solutions
     550,000  American Power Conversion (b)                                      14,506
              Uninterruptable Power Systems
---------------------------------------------------------------------------------------
              >Semiconductors                                                   113,896
              Related Equipment: 0.5%
     200,000  Oak Industries (b)                                                 21,225
              Communications Components

              >Gaming Equipment: 2.1%
   2,342,000  International Game Technology                                      47,572
              Slot Machines & Progressive Jackpots
     450,000  Anchor Gaming (b)                                                  19,547
              Slot Machines & Casinos
   1,000,000  Aristocrat Leisure (Australia)                                     14,388
              Slot Machines
---------------------------------------------------------------------------------------
                                                                                 81,507

              >Contract Manufacturing: 2.0%
     400,000  Solectron (b)                                                      38,050
              Electronic Manufacturing Services
     200,000  Jabil Circuit (b)                                                  14,600
              Electronic Manufacturing Services
     350,000  Applied Power                                                      12,862
              Electronic Enclosures & Industrial Products
   2,000,000  Natsteel Electronics (Singapore)                                   10,567
              Electronic Manufacturing Services
      35,000  Plexus (b)                                                          1,540
              Electronic Manufacturing Services
---------------------------------------------------------------------------------------
                                                                                 77,619

              >Instrumentation: 1.4%
     480,000  Mettler Toledo (b)                                                 18,330
              Laboratory Products
     520,000  Varian (b)                                                         11,700
              Analytical Instruments
     613,000  Thermoquest (b)                                                     6,322

$  1,500,000  Thermoquest, 5% Note Due 8/15/00                                    1,470
              Mass Spectrometry & Chromatography
$  5,000,000  Thermo Optek, 5% Note Due 10/15/00                                  4,900
     265,000  Thermo Optek                                                        3,014
              Elemental & Molecular Spectroscopy
      98,000  Dionex (b)                                                          4,036
              Ion & Liquid Chromatography
     266,000  Onix Systems (b)                                                    1,629
              Field Measurement & Sensor Equipment
     232,000  Metrika Systems (b)                                                 1,392
              Gamma Ray Instrumentation
---------------------------------------------------------------------------------------
                                                                                 52,793

Acorn Fund
     >Statement of Investments, continued

Principal Amount or
Number of Shares                                                                  Value (000)
---------------------------------------------------------------------------------------------
              >Business Software: 1.2%
   1,075,000  Systems & Computer Technology (b)                                 $    17,469
              Enterprise Software & Services
     687,000  JDA Software Group (b)                                                 11,250
              Applications/Software & Services for Retailers
     200,000  Hyperion Solutions (b)                                                  8,700
              Analytical Application Software
     300,000  Indus International (b)                                                 3,656
              Enterprise Asset Management Software
     280,000  MAPICS (b)                                                              3,535
              Mid Market ERP Systems
     100,000  Entra Data (Sweden)                                                     2,562
              Business Software
---------------------------------------------------------------------------------------------
                                                                                     47,172

              >Consumer Software: 0.5%
$  6,500,000  Activision, 6.75% Note Due 1/1/05                                       6,532
     400,000  Activision (b)                                                          6,125
              Entertainment Software
     245,000  THQ (b)                                                                 5,681
              Entertainment Software
     250,000  3DO Company (b)                                                         2,273
              Entertainment Software
---------------------------------------------------------------------------------------------
                                                                                     20,611
              >Computer Services: 5.2%
   1,000,000  WM Data Nordic (Sweden)                                                61,806
              Computer Services/Consulting
     230,000  Atos (France) (b)                                                      38,098
              Computer Services/Transaction Processing
     650,000  Sykes Enterprises (b)                                                  28,519
              Call Center Services
     171,084  Getronics (Netherlands)                                                13,636
              Computer Services/Consulting
     500,000  Cambridge Technology (b)                                               13,125
              Software Implementation Services
     790,000  Computer Task Group                                                    11,702
              Application Development & Staffing Services
     642,000  RCM Technologies (b) (c)                                               11,075
              Technology Staffing Services
     250,000  American Management Systems (b)                                         7,844
              Software Development Services
   1,616,000  Aztec Technology Partners (b) (c)                                       7,373
              Application Development & Maintenance Services
      95,000  BISYS (b)                                                               6,199
              Processing for Banks
     214,000  Analysts International                                                  2,675
              Technology Staffing Services
     104,000  Meta Group (b)                                                          1,976
              IT Publications & Consulting Services
---------------------------------------------------------------------------------------------
                                                                                    204,028
              Software/Services
              >Business Information/Marketing
              Services/Publishing: 3.8%
     800,000  Getty Images (b)                                                       39,100
              Photographs for Publications & Electronic
              Media
   2,400,000  InfoUSA (b)                                                            33,450
              Business Data for Sales Leads

Number of Shares                                                                  Value (000)
---------------------------------------------------------------------------------------------

   1,100,000  PRIMEDIA (b)                                                 $         18,150
              Specialty Magazines & Other Publications
     356,000  Choicepoint (b)                                                        14,729
              Fraud Protection Information
     450,000  Information Holdings (b)                                               13,078
              Scientific & Medical Publications,
              Patent Information
     445,000  West Teleservices (b)                                                  10,875
              Customer Care & Sales Support
     403,000  ACNielsen (b)                                                           9,924
              Market Research, Information & Analysis
     350,000  Acxiom (b)                                                              8,400
              Database Marketing Services
---------------------------------------------------------------------------------------------
                                                                                    147,706
              >Internet: 6.6%
     235,000  Softbank Corporation (Japan)                                          224,817
              Internet Services/Investment Holdings
     470,000  Online Resources (b)                                                    7,814
              Internet Banking Technology
     100,000  RSA Security (b)                                                        7,750
              Enterprise Security Software
     197,725  Internet Commerce (b)                                                   5,046
              E-Commerce Service Network
       2,683  Bigfoot International (b) (c)                                           4,024
     263,158  Bigfoot International, Series A (b) (c)                                 2,500
              Internet Direct Marketing
     511,630  NeoPlanet, Series A (b)                                                 2,000
              Web Browser
     250,000  Musicmaker.com (b)                                                      1,469
              Make Your Own Music CD
     61,000   Navidec (b)                                                               732
              Internet Computer Services
     47,855   GIGA (b)                                                                  197
     29,714   GIGA Warrants (b)                                                           4
              Data on Information Technology
---------------------------------------------------------------------------------------------
                                                                                    256,353

              >Electronics Distribution: 0.5%
     890,000  Pioneer-Standard Electronics                                           12,849
              Component & Computer Distribution
     300,000  Kent Electronics (b)                                                    6,825
              Component Distribution & Contract Assembly
---------------------------------------------------------------------------------------------
                                                                                     19,674
              >Transaction Processors: 1.9%
   1,874,000  National Data (c)                                                      63,599
              Credit Card & Health Claims Processor
     380,000  Concord EFS (b)                                                         9,785
              Credit Card Processor
---------------------------------------------------------------------------------------------
                                                                                     73,384

Information: Total                                                                1,503,937
Health Care: 7.7%
              >Biotechnology/Drug Delivery: 3.7%
     525,000  Myriad Genetics (b) (c)                                                24,150
              Gene Discovery & Diagnostic Products
     329,000  Protein Design Labs (b)                                                23,030
              Computer Designed Monoclonal Antibodies
     450,000  Inhale Therapeutic Systems (b)                                         19,153
              Pulmonary Drug Delivery

Number of Shares                                               Value (000)
--------------------------------------------------------------------------

     230,000     CuraGen (b)                                      $ 16,042
                 Gene Based Drug Development
     664,000     Genome Therapeutics (b)                            10,707
                 Gene Discovery Services
     160,000     Incyte Pharmaceutical (b)                           9,600
                 Gene Sequencing
   7,350,000     Nadro, Series L (Mexico)                            9,309
                 Pharmaceutical Distributor
     915,000     Microcide Pharmaceuticals (b) (c)                   8,121
                 Antibiotics
   1,508,000     Corvas International (b) (c)                        6,692
                 Rational Drug Design
     529,000     NPS Pharmaceuticals (b)                             6,480
                 Small Molecule Drugs
     351,000     Guilford Pharmaceuticals (b)                        5,967
                 Drug Delivery & Neurology Drugs
     768,000     Synaptic Pharmaceuticals (b) (c)                    5,184
                 Receptor Targeted Drug Design
     190,000     Genzyme Molecular
                 Oncology Division (b)                               1,330
                 Gene Expression Technology &
                 Cancer Drugs
--------------------------------------------------------------------------
                                                                   145,765
                 >Medical Equipment: 0.6%
     299,000     Wesley Jessen Vision (b)                           11,325
                 Contact Lenses
     407,000     Orthofix International (b)                          5,825
                 Bone Fixation & Stimulation Devices
     443,000     Acuson (b)                                          5,565
                 Ultrasound Devices

--------------------------------------------------------------------------
                                                                    22,715

                 >Hospital/Laboratory Supplies: 0.0%
      27,000     Techne (b)                                          1,487
                 Cytokines, Antibodies, Other Reagents for
                 Life Sciences
                 >Services: 3.4%
   2,038,000     Lincare Holdings (b)                               70,693
                 Home Health Care Services
   1,952,000     First Health Group (b)                             52,460
                 PPO Network
   1,280,000     Magellan Health Services (b)                        8,080
                 Mental Health Services
--------------------------------------------------------------------------
                                                                   131,233
                                                                  --------
Health Care: Total                                                 301,200

--------------------------------------------------------------------------
Consumer Goods/Services: 11.8%
                 Goods
                 >Leisure Vehicles: 2.0%
   1,000,000     Harley-Davidson                                    64,062
                 Motorcycles & Related Merchandise
     341,000     Thor Industries                                    10,379
                 RV's & Busses
   2,200,000     Ducati Motor (Italy) (b)                            5,701
                 Motorcycles & Related Merchandise
--------------------------------------------------------------------------
                                                                    80,142

                >Furniture: 0.3%
     520,000    Herman Miller                                       11,960
                Office Furniture
                >Beverages: 0.1%
      23,000    Binding-Brauerei (Germany)                        $  4,583
                Brewery
                >Nondurables: 0.2%
     460,000    Helen of Troy (b)                                    3,335
                Personal Care Products
     401,000    First Years                                          3,333
                Infant & Toddler Products
--------------------------------------------------------------------------
                                                                     6,668

                >Durable Goods: 0.2%
     312,439    Hunter Douglas (Netherlands)                         8,489
                Decorative Window Coverings
                >Textiles/Apparel: 1.0%
     730,000    Jones Apparel (b)                                   19,801
                Women's Apparel
     725,000    Nautica Enterprises (b)                              8,202
                Men's Casual Apparel
     600,000    Unifi (b)                                            7,388
                Polyester & Nylon Fabrics
      85,000    Gildan Activewear (b)                                1,541
                Cotton T-Shirts
--------------------------------------------------------------------------
                                                                    36,932

                Services
                >Retail: 1.9%
   1,600,000    Borders Group (b)                                   25,700
                Bookstores
     400,000    Whole Foods Market (b)                              18,550
                Natural Food Supermarkets
   1,100,000    N. Brown Group (United Kingdom)                     11,009
                Mail Order Clothing in Large Sizes
     729,000    Gadzooks (b) (c)                                     7,153
                Teen Apparel Retailer
     400,000    Panera Bread (b)                                     3,100
                Bakery & Deli Restaurants
     200,000    Quiksilver (b)                                       3,100
                Gen Y Clothing
     160,000    Gaiam (b)                                            2,540
                Healthy Living Catalog & E-Commerce
     100,000    Calloway Golf                                        1,769
                Premium Golf Clubs & Balls
     130,000    MotherNature.com (b)                                   951
                Healthy Living E-Commerce
--------------------------------------------------------------------------
                                                                    73,872
                >Consumer Services: 1.5%
   1,250,000    Bally Total Fitness (b)                             33,359
                National Chain of Fitness Centers
     600,000    ITT Educational Services (b)                         9,263
                Technology Oriented Postsecondary
                Degree Programs
   1,322,600    Airtours (United Kingdom)                            8,119
                Packaged Tour Vacations
     270,000    Steiner Leisure (b)                                  4,506
                Spas & Hair/Skin Products on Cruise Ships
     234,000    Education Management (b)                             3,276
                Postsecondary Education
--------------------------------------------------------------------------
                                                                    58,523

Acorn Fund
     >Statement of Investments, continued

Number of Shares                                               Value (000)
--------------------------------------------------------------------------

                >Casinos: 1.1%
  1,080,000     Station Casinos (b)                               $ 24,233
                Casinos & Riverboats
    650,000     Isle of Capri Casino (b)                             8,572
                Five Casinos in Secondary Markets
    360,000     Hollywood Park (b)                                   8,078
                Casinos & Card Clubs
    535,000     Monarch Casino & Resort (b) (c)                      2,809
                Casino/Hotel in Reno
     63,000     Lakes Gaming (b)                                       500
                Hotel & Casino in Biloxi & Gulfport
--------------------------------------------------------------------------
                                                                    44,192

                >Cruise Lines: 3.5%
  8,130,000     Star Cruises (Singapore)                            82,926
                Cruising/Casino Operations
  1,100,000     Carnival                                            52,594
                Largest Cruise Line
    410,000     Royal Olympic Cruise (b)                             1,999
                Cruises in Mediterranean
--------------------------------------------------------------------------
                                                                   137,519
                                                                  --------
Consumer Goods/Services: Total                                     462,880


--------------------------------------------------------------------------
Finance: 13.8%
                >Banks: 1.6%
    799,000     TCF Financial                                       19,875
                Great Lakes Bank
    672,000     Texas Regional Bancshares                           19,488
                TexMex Bank
    414,000     Chittenden                                          12,265
                Vermont & West Massachusetts
                Bank
    180,000     CCB Financial                                        7,841
                North Carolina Bank
    400,000     Eldorado Bancshares (b)                              4,300
                California Bank
--------------------------------------------------------------------------
                                                                    63,769

                >Savings & Loans: 1.3%
  1,842,000     Peoples Bank Bridgeport                             38,912
                Connecticut Savings & Loan
    702,000     Commonwealth Bancorp (c)                            11,671
                Philadelphia Savings & Loan
--------------------------------------------------------------------------
                                                                    50,583

                >Insurance: 3.4%
    600,000     Protective Life                                     19,088
                Life/Dental Insurance
  1,291,000     UICI (b)                                            13,636
                Insurance/Specialty Insurance
     78,000     Markel (b)                                          12,090
                Specialty Insurance
    511,000     Leucadia National                                   11,817
                Insurance Holding Company
    820,000     HCC Insurance Holdings                              10,814
                Aviation Insurance
    488,000     Baldwin & Lyons, Cl. B                              10,797
                Trucking Insurance
    300,000     RLI                                                 10,200
                Specialty Insurance
--------------------------------------------------------------------------

    154,308     ASR Verzekeringsgroep                             $  9,814
                (Netherlands)
                Auto/Life Insurance
    675,000     Philadelphia Consolidated                            9,788
                Holding (b) (c)
                Specialty Insurance
    322,000     Terra Nova Bermuda                                   9,660
                Specialty Re-Insurance
    274,000     United Fire & Casualty                               6,199
                Property & Casualty
    210,000     StanCorp Financial                                   5,289
                Group Life, Disability & 401K
    612,000     Acceptance Insurance (b)                             3,557
                Crop Insurance
--------------------------------------------------------------------------
                                                                   132,749

                >Money Management: 4.6%
    555,000     SEI Investments                                     66,054
                Mutual Fund Administration
  3,019,000     Phoenix Investment Partners (c)                     24,529
                Mutual Fund & Pension Manager
  1,500,000     Banca Fideuram (Italy)                              17,752
                Life Insurance & Mutual Funds
  1,034,000     Pioneer Group (b)                                   16,286
                Equity Mutual Funds
    650,000     Neuberger Berman                                    16,169
                Major Asset Management Company
  1,063,000     Baker Fentress                                      15,081
                Closed-End Investment Company
    300,000     Affiliated Managers Group (b)                       12,131
                Mutual Fund & Pension Manager
  1,250,000     Edinburgh Fund Managers
                (United Kingdom)                                    10,723
                Investment Management
    200,000     The Investment Company of
                China (China) (b)                                    1,112
                Closed-End Fund
--------------------------------------------------------------------------
                                                                   179,837
                >Finance Companies: 2.9%
  3,912,000     AmeriCredit (b) (c)                                 72,372
                Auto Lending
    750,000     DVI Health Services (b)                             11,391
                Leases for Big Medical Equipment
    570,000     Ace Cash Express (b) (c)                            10,545
                Check Cashing Stores
  1,820,000     World Acceptance (b) (c)                             8,759
                Personal Loans
  1,375,000     Capital Trust (b) (c)                                6,875
                Mortgage Loans
    700,000     Creditrust (b) (c)                                   5,381
                Buys Defaulted Credit Card Paper
--------------------------------------------------------------------------
                                                                   115,323
                                                                  --------
Finance: Total                                                     542,261

--------------------------------------------------------------------------
Industrial Goods/Services: 8.1%
                >Steel: 1.0%
    820,000     Gibraltar Steel (c)                                 19,167
                Steel Processing

Number of Shares                                            Value (000)
-----------------------------------------------------------------------
    650,000    AK Steel                                         $12,269
               Carbon & Stainless Steel Producer
    420,000    Atchison Casting (b) (c)                           3,832
               Steel Foundries
    245,000    A M Castle                                         2,879
               Steel Distribution
-----------------------------------------------------------------------
                                                                 38,147
               >Industrial Goods: 0.8%
  1,000,000    Clarcor                                           18,000
               Engines, Mobile & Environmental Filtration
    538,000    Applied Industrial Technologies                    8,944
               Industrial Components Distribution
    550,000    Advanced Lighting Technologies (b)                 3,162
               Metal Halide Lighting
-----------------------------------------------------------------------
                                                                 30,106
               >Specialty Chemicals & Industrial
                Materials: 0.9%
  1,100,000    Lilly Industries, Cl. A                           14,781
               Industrial Coatings
    346,121    SYMEX (b)                                          9,345
               Combinatorial Materials
    732,000    RPM                                                7,457
               Specialty Coatings & Paint
    100,000    Spartech                                           3,225
               Plastics Distribution & Compounding
    139,000    Brunswick Technologies (b)                           495
               Fiberglass Fabric for Composites
-----------------------------------------------------------------------
                                                                 35,303
               >Outsourcing Services &
                Training: 0.9%
  2,500,000    Labor Ready (b) (c)                               30,313
               Temporary Manual Labor
    600,000    GP Strategies (b) (c)                              3,675
               Training Programs
    500,000    International Total Services (b) (c)                 594
               Aviation Services
-----------------------------------------------------------------------
                                                                 34,582
               >Logistics: 2.7%
  1,411,000    Expeditors International
               of Washington                                     61,819
               International Freight Forwarder
    759,000    Hub Group (b)                                     15,180
               Truck & Rail Freight Forwarder
    350,000    C H Robinson                                      13,912
               Truck Freight Forwarder
    200,000    Forward Air (b)                                    8,675
               Freight Transportation Between Airports
    860,000    Airnet Systems (b) (c)                             6,127
               Check & Other Small Package Shipment
-----------------------------------------------------------------------
                                                                105,713
               >Other Industrial Services: 1.8%
  1,200,000    Serco Group (United Kingdom)                      37,657
               Facilities Management
  1,526,000    Wackenhut, Cl. B                                  15,737
     31,000    Wackenhut, Cl. A                                     463
               Prison Management
    520,000    Mobile Mini (b)                                  $11,180
               Leases Portable Storage Units
  1,000,000    Aeroporti di Roma (Italy)                          6,521
               Airport Management
-----------------------------------------------------------------------
                                                                 71,558
                                                                -------
Industrial Goods/Services: Total                                315,409

-----------------------------------------------------------------------
Energy/Minerals: 7.1%
               >Independent Power: 2.2%
  1,164,000    AES Corporation (b)                               87,009
      1,852    AES Corporation Warrants (b)                         231
               Power Plants
-----------------------------------------------------------------------
                                                                 87,240
               >Oil/Gas Producers: 2.5%
  2,100,000    Tesoro Petroleum (b) (c)                          24,281
               Oil Refinery/Gas Producer
    600,000    Devon Energy                                      19,725
               Oil & Gas Producer
  1,615,000    Cross Timbers Oil                                 14,636
               Oil & Gas Producer
    530,000    Precision Drilling (Canada) (b)                   13,558
               Oil & Gas Well Driller
    385,000    Canadian Natural Resources
               (Canada) (b)                                       9,383
               Oil & Gas Producer
    350,000    Basin Exploration (b)                              6,169
               Oil & Gas Producer
    300,000    Evergreen Resources (b)                            5,925
               Oil & Gas Producer
    400,000    Ulster Petroleums (Canada) (b)                     3,554
               Oil & Gas Producer
    800,000    Tipperary (b) (c)                                  1,100
               Oil & Gas Producer
-----------------------------------------------------------------------
                                                                 98,331
               >Distribution/Marketing/Refining: 1.8%
    900,000    Equitable Resources                               30,037
               Natural Gas Utility & Producer
  1,200,000    Dynegy                                            29,175
               Natural Gas & Electric Processing,
               Production & Marketing
    600,000    Atmos Energy                                      12,262
               Natural Gas Utility
-----------------------------------------------------------------------
                                                                 71,474
               >Mining: 0.1%
    283,000    US Aggregates (b)                                  3,396
               Aggregrates, Ready Mix & Asphalt

               >Oil Services: 0.5%
    205,000    Hanover Compressor (b)                             7,739
               Natural Gas Compressor Rental
  1,120,000    Newpark Resources (b)                              6,860
               Oilfield Fluid Management & Equipment Rental
  1,250,000    Saipem (Italy)                                     4,516
               Offshore Construction
-----------------------------------------------------------------------
                                                                 19,115
                                                                -------
Energy/Minerals: Total                                          279,556

Acorn Fund
    >Statement of Investments, continued


Number of Shares                                            Value (000)
-----------------------------------------------------------------------
Other Industries: 5.3%
              >Real Estate: 4.2%
  968,000     The Rouse Company                                 $20,570
              Regional Shopping Malls
  903,125     Security Capital European Realty (b)               18,063
              Strategic Real Estate Investments
  466,000     Forest City Enterprises,  Cl. B                    14,475
              Shopping Malls
  500,000     First Industrial Realty Trust                      13,719
              Industrial Properties
  412,000     IRSA (Argentina)                                   13,326
              Real Estate Management & Development
  820,000     Cornerstone Properties                             11,992
              Downtown Office Buildings
  500,000     SL Green Realty                                    10,875
              Downtown Office Buildings
  400,000     Manufactured Home Communities                       9,725
              Manufactured Home Communities
  400,000     Macerich Company                                    8,325
              Regional Shopping Malls
  699,000     LaSalle Hotel Properties                            8,170
              Upscale/Full Service Hotels
  385,000     First Washington Realty Trust (c)                   7,195
  240,000     First Washington Realty Trust, Cv.
              Pfd. (c)                                            5,730
              Community Shopping Centers
  250,000     BRE Properties                                      5,672
              Apartments - Class A
  200,000     General Growth Properties                           5,600
              Shopping Malls REIT
  250,000     Amli Residential                                    5,047
              Midwestern Apartments
  250,000     Summit Properties                                   4,469
              Southeastern Apartments
  153,000     Consolidated Tomoka                                 1,951
              16,000 Acres of Florida Land
-----------------------------------------------------------------------
                                                                164,904
              >Waste Management: 0.1%
  287,000     Stericycle (b)                                      5,399
              Medical Waste Disposal

              >Regulated Utilities: 1.0%
1,300,000     Azurix (b)                                         11,619
              Water Utility Holding Company

Principal Amount or
Number of Shares                                             Value (000)
-----------------------------------------------------------------------

  600,000     Conectiv                                          $10,087
              Electric Utility in New Jersey, Delaware
              & Maryland
  865,000     Unisource Energy (b)                                9,677
              Electric Utility in Arizona
  130,000     CH Energy                                           4,290
              Electric Utility in New York
  200,000     Utilicorp United                                    3,888
              Global Utility Holding Company
-----------------------------------------------------------------------
                                                                 39,561
                                                               --------
Other Industries: Total                                         209,864
-----------------------------------------------------------------------
Other Securities: 0.0%                                               19

Total Common Stocks and Other
                                                             ----------
 Equity-Like Securities: 92.2%                               $3,615,126
           (Cost: $2,077,035)

Short-Term Obligations: 7.7%

              Yield 4.00%-6.60% Due 1/3-2/3/00
  $ 39,106    Aetna                                               39,073
    37,110    Ford Motor Credit                                   37,098
    33,386    GTE Corp                                            33,333
    33,232    Exxon                                               33,214
    29,974    Sears                                               29,920
    28,962    AON                                                 28,905
    25,000    Bell Atlantic Financial                             24,989
    18,308    Citicorp                                            18,289
    16,503    Wal-Mart                                            16,491
    14,943    Associates First Capital                            14,940
    14,350    US West                                             14,334
    11,907    US Treasury Bill                                    11,853
                                                               ---------
              (Amortized Cost: $302,439)                         302,439
                                                               ---------
Total Investments: 99.9%                                       3,917,565
                (Cost: $2,379,474)
Cash and Other Assets Less Liabilities: 0.1%                       3,274
                                                               ---------
Total Net Assets: 100%                                        $3,920,839
========================================================================

------------------------------------------------------------------------

>Notes to Statement of Investment:
(a) At December 31, 1999, for federal income tax purposes, cost of investment was $2,318,230,000 and net unrealized appreciation was $1,536,335,000, consisting of gross unrealized appreciation of $1,771,700,000 and gross unrealized depreciation of $235,365,000.
(b) Non-income producing security.

(c) On December 31, 1999, the Fund held the following percentages of the outstanding voting shares of the companies listed below:

     Corvas International............................................ 9.99%
     Sirena Apparel.................................................. 9.92%
     World Acceptance................................................ 9.47%
     First Washington Realty Trust................................... 8.65%
     COMARCO......................................................... 8.28%
     Microcide Pharmaceuticals....................................... 8.24%
     Gadzooks........................................................ 8.17%
     Airnet Systems.................................................. 7.53%
     International Total Services.................................... 7.51%
     Aztec Technology Partners....................................... 7.28%
     Synaptic Pharmaceuticals........................................ 7.15%
     Data Transmission Network....................................... 6.99%
     Phoenix Investment Partners..................................... 6.90%
     Bigfoot International........................................... 6.54%
     Tesoro Petroleum................................................ 6.49%
     Creditrust...................................................... 6.48%
     Gibraltar Steel................................................. 6.38%
     Capital Trust................................................... 6.25%
     RCM Technologies................................................ 5.86%
     Commonwealth Bancorp............................................ 5.86%
     Labor Ready..................................................... 5.84%
     Kronos.......................................................... 5.66%
     Ace Cash Express................................................ 5.66%
     Monarch Casino & Resort......................................... 5.64%
     National Data................................................... 5.53%
     Atchison Casting................................................ 5.49%
     GP Strategies................................................... 5.41%
     Philadelphia Consolidated Holding............................... 5.38%
     Americredit..................................................... 5.32%
     Tipperary....................................................... 5.29%
     Myriad Genetics................................................. 5.19%

The aggregate cost and value of investments in these companies at December 31, 1999, was $391,459,000 and $457,372,000, respectively. The market value of these securities represents 11.67% of the total net assets at December 31, 1999. During the year ended December 31, 1999, cost of purchases and proceeds from sales in affiliated companies was $115,904,000 and $38,702,000, respectively. Dividends received from these companies amounted to $2,378,000 and net realized gain on sales of investments in such companies amounted to $18,100,000.

(d) On December 31, 1999, the market value of foreign securities represents 17.16% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                                       Value(000)   Percent
                                                       ----------   -------
     Japan............................................   $224,817     5.73%
     United Kingdom...................................     98,921     2.52%
     Singapore........................................     93,493     2.38%
     Sweden...........................................     64,368     1.64%
     Canada...........................................     44,042     1.12%
     France...........................................     38,098     0.97%
     Italy............................................     34,490     0.88%
     Netherlands......................................     32,055     0.82%
     Australia........................................     14,388     0.37%
     Argentina........................................     13,326     0.34%
     Mexico...........................................      9,309     0.24%
     Germany..........................................      4,583     0.12%
     China............................................      1,112     0.03%
     Total............................................   $673,002    17.16%

Acorn Family of Funds
    >Report of Independent Auditors

To the Board of Trustees and Shareholders of Acorn Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty, comprising the Acorn Investment Trust, as of December 31, 1999, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Acorn Investment Trust as of December 31, 1999, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Chicago, Illinois
February 3, 2000

See accompanying notes to financial statements

Acorn Family of Funds
    >Statements of Assets and Liabilities

                                                                  Acorn      Acorn         Acorn    Acorn      Acorn
(in thousands)                                                     Fund  International      USA    Twenty  Foreign Forty
------------------------------------------------------------------------------------------------------------------------
12/31/99
Assets
Investments, at value (cost: Acorn Fund $2,379,474; Acorn
   International $1,278,170; Acorn USA $326,308; Acorn
   Twenty $54,344; Acorn Foreign Forty $68,412)              $3,917,565     $2,863,460  $373,990  $65,782       $106,507
Cash                                                                  1         13,086         1        1            618
Organization costs                                                   --             --        36       --             --
Receivable for:
   Securities sold                                                3,710          1,676       294    4,410             --
   Fund shares sold                                               2,692          3,816       906      170            478
   Dividends and interest                                         2,744          1,897        23       24            134
Other assets                                                        468            210        28       --             --
------------------------------------------------------------------------------------------------------------------------
   Total assets                                               3,927,180      2,884,145   375,278   70,387        107,737

Liabilities and Net Assets
Net unrealized depreciation on foreign forward
   currency contracts                                                --          1,951        --       --             --
Payable for:
   Securities purchased                                           4,681         10,739     3,279    1,872            332
   Fund shares redeemed                                             675          2,088       424       12             11
   Organization costs                                                --             --        36       --             --
   Other                                                            985          1,164       111       33             43
------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                              6,341         15,942     3,850    1,917            386
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding             $3,920,839     $2,868,203  $371,428  $68,470       $107,351
========================================================================================================================
Fund shares outstanding                                         211,618         81,178    22,170    4,996          5,387
========================================================================================================================

Pricing of Shares
Net asset value, offering price and redemption price
   per share                                                 $    18.53     $    35.33  $  16.75  $ 13.70       $  19.93
========================================================================================================================

Analysis of Net Assets
Paid-in capital                                              $2,171,715     $1,246,840  $317,053  $53,298       $ 68,575
Accumulated net realized gain on sales
   of investments, futures and foreign
   currency transactions                                        208,505         49,089     6,668    3,734            767
Net unrealized appreciation of investments and other
   assets (net of unrealized PFIC gains of $65,710 for
   Acorn International and $305 for Acorn Foreign Forty)      1,538,091      1,517,676    47,682   11,438         37,790
Undistributed net investment income                               2,528         54,598        25       --            219
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Fund shares outstanding                                   $3,920,839     $2,868,203  $371,428  $68,470       $107,351
========================================================================================================================

Acorn Family of Funds
    >Statements of Operations

                                                                                                             Acorn
                                                                              Acorn Fund                International
                                                                  Year           Year          Year          Year
(in thousands)                                                    ended 12/31,   ended 12/31,  ended 12/31,  ended 12/31,
-------------------------------------------------------------------------------------------------------------------------
                                                                          1999          1998           1999          1998
Investment Income:
   Dividends                                                        $   34,159      $ 28,483     $   20,878      $ 26,225
   Interest                                                             11,416        13,414          4,883        10,223
-------------------------------------------------------------------------------------------------------------------------
                                                                        45,575        41,897         25,761        36,448
   Foreign taxes withheld                                                 (330)         (513)        (2,094)       (2,521)
-------------------------------------------------------------------------------------------------------------------------
     Total investment income                                            45,245        41,384         23,667        33,927
Expenses:
   Investment advisory                                                  23,437        24,905         15,668        14,124
   Administration                                                        1,699         1,812            961           858
   Custodian                                                               875           924          2,321         1,957
   Transfer and dividend disbursing agent                                1,312         1,414          1,380         1,384
   Reports to shareholders                                                 448           573            446           575
   Legal and audit                                                         229           223            136            97
   Registration and blue sky                                                64            55             58            58
   Trustees' and other                                                     683           446            399           166
-------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                     28,747        30,352         21,369        19,219
   Less custodian fees paid indirectly                                      --            --             --            --
   Less reimbursement of expenses by advisor                                --            --             --            --
-------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                         28,747        30,352         21,369        19,219
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                            16,498        11,032          2,298        14,708
Net Realized and Unrealized Gain (Loss) on Investments,
 Futures and Foreign Currency Transactions:
 Net realized gain (loss) on sales of investments                      915,362       252,065        205,354         2,408
 Net realized gain (loss) on foreign currency transactions                (110)         (132)         1,133        (6,031)
 Net realized gain (loss) on futures                                    (6,918)      (17,930)          (403)        7,811
 Change in net unrealized appreciation of
   investments and foreign currency transactions                        92,272       (43,553)     1,054,166       215,847
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
  futures and foreign currency transactions                          1,000,606       190,450      1,260,250       220,035
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $1,017,104      $201,482     $1,262,548      $234,743
=========================================================================================================================

See accompanying notes to financial statements

                                                                        Acorn
             Acorn USA               Acorn Twenty                   Foreign Forty
Year           Year          Year          Inception 11/23  Year          Inception 11/23
ended 12/31,   ended 12/31,  ended 12/31,  through 12/31,   ended 12/31,  through 12/31,
-----------------------------------------------------------------------------------------
        1999           1998          1999             1998          1999             1998
     $ 2,223       $    882       $   280           $   38       $   459           $    6
       1,259          1,042           130                7           158                3
-----------------------------------------------------------------------------------------
       3,482          1,924           410               45           617                9
          --             --            --               --           (42)              (1)
-----------------------------------------------------------------------------------------
       3,482          1,924           410               45           575                8

       2,805          2,336           503               26           426               11
         150            124            28                1            22                1
          43             39            12                2            85                3
         218            246           105               18            60               13
          95            126            75                1            53                1
          41             32            29                1            29                1
          26             33            20                4            25                2
          85             43            17               --             6               --
-----------------------------------------------------------------------------------------
       3,463          2,979           789               53           706               32
          (6)            (5)          (11)              (2)          (13)              (3)
          --             --           (23)             (12)          (42)             (11)
-----------------------------------------------------------------------------------------
       3,457          2,974           755               39           651               18
-----------------------------------------------------------------------------------------
          25         (1,050)         (345)               6           (76)             (10)


      38,768         23,791         5,015             (246)          792               74
          --             --            --               --            --               --
          --             --            --               --            --               --

      30,941        (14,625)        8,906            2,532        36,932            1,163
-----------------------------------------------------------------------------------------

      69,709          9,166        13,921            2,286        37,724            1,237
-----------------------------------------------------------------------------------------
     $69,734       $  8,116       $13,576           $2,292       $37,648           $1,227
=========================================================================================

Acorn Family of Funds
    >Statements of Changes in Net Assets

                                                                                                  Acorn
                                                                       Acorn Fund             International
                                                         Year           Year           Year           Year
(in thousands)                                           ended 12/31,   ended 12/31,   ended 12/31,   ended 12/31,
------------------------------------------------------------------------------------------------------------------
                                                               1999           1998           1999           1998
From Operations:
  Net investment income (loss)                             $   16,498     $   11,032     $    2,298     $   14,708
  Net realized gain (loss) on sales of investments,
   futures and foreign currency transactions                  908,334        234,003        206,084          4,188
  Change in net unrealized appreciation of
   investments and foreign currency transactions               92,272        (43,553)     1,054,166        215,847
 ------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                                       1,017,104        201,482      1,262,548        234,743
Distributions to Shareholders From:
  Net investment income                                       (16,501)        (6,284)       (16,992)       (12,611)
  Net realized gain                                          (638,460)      (219,264)      (119,344)       (22,701)
------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                    (654,961)      (225,548)      (136,336)       (35,312)
From Fund Share Transactions:
  Reinvestment of dividend and capital
     gain distributions                                       586,161        204,856        128,048         33,102
  Proceeds from other shares sold                             346,317        490,137        648,562        406,219
------------------------------------------------------------------------------------------------------------------
                                                              932,478        694,993        776,610        439,321
  Payments for shares redeemed                               (923,243)      (802,923)      (760,116)      (536,194)
------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets from
       Fund share transactions                                  9,235       (107,930)        16,494        (96,873)
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       371,378       (131,996)     1,142,706        102,558
Net Assets:
  Beginning of period                                       3,549,461      3,681,457      1,725,497      1,622,939
------------------------------------------------------------------------------------------------------------------
  End of period                                            $3,920,839     $3,549,461     $2,868,203     $1,725,497
==================================================================================================================
Undistributed Net Investment Income                        $    2,528     $    2,531     $   54,598     $    5,419
==================================================================================================================

See accompanying notes to financial statements

                                                                                 Acorn
        Acorn USA                     Acorn Twenty                           Foreign Forty
Year           Year           Year             Inception 11/23      Year           Inception 11/23
ended 12/31,   ended 12/31,   ended 12/31,     through 12/31,       ended          through 12/31,
--------------------------------------------------------------------------------------------------
      1999           1998           1999                1998              1999              1998
    $     25       $ (1,050)      $   (345)            $     6          $    (76)          $   (10)

      38,768         23,791          5,015                (246)              792                74

      30,941        (14,625)         8,906               2,532            36,932             1,163
--------------------------------------------------------------------------------------------------

      69,734          8,116         13,576               2,292            37,648             1,227

          --             --             --                  --                --                --
     (28,268)       (19,532)          (705)                 --               (99)               --
--------------------------------------------------------------------------------------------------
     (28,268)       (19,532)          (705)                 --               (99)               --


      25,972         17,705            658                  --                94                --
     118,916        175,578         34,563              31,688            66,325            14,739
--------------------------------------------------------------------------------------------------
     144,888        193,283         35,221              31,688            66,419            14,739
     (95,877)       (85,540)       (13,346)               (256)          (12,402)             (181)
--------------------------------------------------------------------------------------------------

      49,011        107,743         21,875              31,432            54,017            14,558
--------------------------------------------------------------------------------------------------
      90,477         96,327         34,746              33,724            91,566            15,785

     280,951        184,624         33,724                  --            15,785                --
--------------------------------------------------------------------------------------------------
    $371,428       $280,951       $ 68,470             $33,724          $107,351           $15,785
==================================================================================================
    $     25             --             --             $     6          $    219           $     9
==================================================================================================

Acorn Family of Funds
    >Financial Highlights

                                                                                           Years
Acorn Fund                                                                                 ended 12/31,
----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                     1999     1998
Net Asset Value, beginning of year                                                               $16.85   $16.99
Income From Investment Operations
    Net investment income                                                                           .09      .04
    Net realized and unrealized gain (loss) on investments, foreign currency and futures           5.22      .91
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                               5.31      .95
Less Distributions
    Dividends from net investment income                                                          (0.09)   (0.03)
    Distributions from net realized and unrealized gains reportable for federal income taxes      (3.54)   (1.06)
----------------------------------------------------------------------------------------------------------------
    Total distributions                                                                           (3.63)   (1.09)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                                                     $18.53   $16.85
================================================================================================================
Total Return                                                                                       33.4%     6.0%
Ratios/Supplemental Data
    Ratio of expenses to average net assets                                                         .85%     .84%
    Ratio of net investment income to average net assets                                            .49%     .30%
    Portfolio turnover rate                                                                          34%      24%
    Net assets at end of period (in millions)                                                    $3,921   $3,549

                                                                                           Years
Acorn International                                                                        ended 12/31,
----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                     1999     1998

Net Asset Value, beginning of period                                                             $20.82   $18.39
Income From Investment Operations
    Net investment income (loss)                                                                    .83      .17
    Net realized and unrealized gain (loss) on investments                                        15.45     2.68
----------------------------------------------------------------------------------------------------------------
    Total from investment operations                                                              16.28     2.85
Less Distributions
    Dividends from net investment income                                                           (.22)    (.15)
    Distributions from net realized and unrealized gains reportable for federal income taxes      (1.55)    (.27)
----------------------------------------------------------------------------------------------------------------
    Total distributions                                                                           (1.77)    (.42)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                   $35.33   $20.82
================================================================================================================
Total Return (a)                                                                                   79.2%    15.4%
Ratios/Supplemental Data
    Ratio of expenses to average net assets                                                        1.11%    1.12%
    Ratio of net investment income to average net assets                                            .12%     .86%
    Portfolio turnover rate                                                                          46%      37%
    Net assets at end of period (in millions)                                                    $2,868   $1,725

(a) Total return is not annualized for periods less than one year.
* Annualized

                                                                                           Years
Acorn USA                                                                                  ended 12/31,
----------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                     1999     1998

Net Asset Value, beginning of period                                                             $14.80   $15.12
Income From Investment Operations
    Net investment gain (loss) (b)                                                                   --     (.07)
    Net realized and unrealized gain on investments                                                3.32      .87
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                   3.32      .80
----------------------------------------------------------------------------------------------------------------
Less Distributions
    Dividends from net investment income                                                             --       --
    Distributions from net realized and unrealized gains reportable for federal income taxes      (1.37)   (1.12)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (1.37)   (1.12)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                   $16.75   $14.80
================================================================================================================
Total Return (c)                                                                                   23.0%     5.8%
Ratios/Supplemental Data
    Ratio of expenses to average net assets (a)                                                    1.15%    1.20%
    Ratio of net investment income (loss) to average net assets                                    0.00%    (.42%)
    Portfolio turnover rate                                                                          49%      42%
    Net assets at end of period (in millions)                                                    $  371   $  281

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the year ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during each period.

(c) Total return is not annualized for periods less than one year.

* Annualized

See accompanying notes to financial statements

-------------------------------------------------------------------------
  1997     1996     1995     1994      1993        1992     1991     1990
$15.04   $13.60   $12.24   $13.95    $11.06      $ 9.32   $ 6.51   $ 8.58

   .15      .09      .11      .06       .04         .07      .11      .12
  3.57     2.93     2.42    (1.10)     3.50        2.16     2.95    (1.62)
-------------------------------------------------------------------------
  3.72     3.02     2.53    (1.04)     3.54        2.23     3.06    (1.50)

 (0.16)    (.11)    (.09)    (.11)     (.06)       (.08)    (.10)    (.13)
 (1.61)   (1.47)   (1.08)    (.56)     (.59)       (.41)    (.15)    (.44)
-------------------------------------------------------------------------
 (1.77)   (1.58)   (1.17)    (.67)     (.65)       (.49)    (.25)    (.57)
-------------------------------------------------------------------------
$16.99   $15.04   $13.60   $12.24    $13.95      $11.06   $ 9.32   $ 6.51
=========================================================================
  25.0%    22.6%    20.8%    (7.4%)    32.3%       24.2%    47.3%   (17.5%)

   .56%     .57%     .57%     .62%      .65%        .67%     .72%     .82%
   .75%     .53%     .89%     .55%      .30%        .72%    1.30%    1.60%
    32%      33%      29%      18%       20%         25%      25%      36%
$3,681   $2,842   $2,399   $1,983    $2,035      $1,449   $1,150   $  767

                                            Inception 9/23
                                            through 12/31,
----------------------------------------------------------
  1997     1996     1995     1994      1993           1992
$19.61   $16.59   $15.24   $15.94    $10.69          10.00

   .40      .13      .16      .07        --           (.03)
  (.34)    3.29     1.20     (.67)     5.25            .72
----------------------------------------------------------
   .06     3.42     1.36     (.60)     5.25            .69

  (.38)    (.12)      --       --        --             --
  (.90)    (.28)    (.01)    (.10)       --             --
----------------------------------------------------------
 (1.28)    (.40)    (.01)    (.10)       --             --
----------------------------------------------------------
$18.39   $19.61   $16.59   $15.24    $15.94        $ 10.69
==========================================================
   0.2%    20.7%     8.9%    (3.8%)    49.1%           6.9%

  1.19%    1.17%    1.22%    1.24%     1.21%          2.35%*
   .58%     .51%     .90%    0.48%     0.06%         (1.37%)*
    39%      34%      26%      20%       19%            20%*
$1,623   $1,773   $1,276   $1,363    $  907        $    30

       Inception 9/4
       through 12/31,
---------------------
  1997           1996
$11.65         $10.00

  (.07)          (.02)
  3.83           1.67
---------------------
  3.76           1.65
---------------------

    --             --
  (.29)            --
---------------------
  (.29)            --
---------------------
$15.12         $11.65
=====================
  32.3%          16.5%

  1.35%          1.85%*
  (.49%)         (.99%)*
    33%            20%*
$  185         $   53

                                                                                           Year          Inception 11/23
Acorn Twenty                                                                            ended 12/31,      through 12/31,
------------------------------------------------------------------------------------------------------------------------
     For a share outstanding throughout each year                                             1999               1998
     Net Asset Value, beginning of period                                                    $10.71              $ 10.00
     Income From Investment Operations
      Net investment income (loss) (b)                                                         (.08)                  --
      Net realized and unrealized gain on investments                                          3.21                  .71
------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                         3.13                  .71
------------------------------------------------------------------------------------------------------------------------
Less Distributions
      Distributions from net realized and unrealized gains reportable for federal income
      taxes                                                                                    (.14)                  --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                               $13.70              $ 10.71
------------------------------------------------------------------------------------------------------------------------
Total Return (d)                                                                               29.3%                 7.1%
Ratios/Supplemental Data
      Ratio of expenses to average net assets (a) (c)                                          1.37%                1.41%*
      Ratio of net investment income (loss) to average net assets (c)                          (.62%)               0.22%*
      Portfolio turnover rate                                                                   101%                 173%*
      Net assets at end of period (in millions)                                              $   68              $    34
------------------------------------------------------------------------------------------------------------------------

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment income per share was based upon the average shares outstanding during the period.

(c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively, for the period ended 12/31/98 and 1.41% and (.66%), respectively, for the year ended 12/31/99.

(d)   Total return is not annualized for periods less than one year.

*Annualized


                                                                                                Year         Inception 11/23
Acorn Foreign Forty                                                                             ended 12/31,  through 12/31,
----------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                                             1999       1998
Net Asset Value, beginning of period                                                                    $11.00    $  10.00
Income From Investment Operations
      Net investment loss (c)                                                                             (.02)       (.01)
      Net realized and unrealized gain on investments                                                     8.98        1.01
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                                    8.96        1.00
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
      Distributions from net realized and unrealized gains reportable for federal income taxes            (.03)        .00
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                          $19.93    $  11.00
--------------------------------------------------------------------------------------------------------------------------
Total Return (d)                                                                                          81.6%       10.0%
Ratios/Supplemental Data
      Ratio of expenses to average net assets (a) (c)                                                     1.48%       1.73%*
      Ratio of net investment loss to average net assets (c)                                              (.17)%      (.78)%*
      Portfolio turnover rate                                                                               60%         90%*
      Net assets at end of period (in millions)                                                         $  107    $     16
--------------------------------------------------------------------------------------------------------------------------

(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998 and the year ended December 31, 1999.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1999. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and -1.75%, respectively, for the period ended 12/31/98 and 1.57% and (.26%), respectively, for the year ended 12/31/99.

(d)  Total return is not annualized for periods less than one year.

*  Annualized

See accompanying notes to financial statements

Acorn Family of Funds
    >Notes to Financial Statements

1.   Nature of Operations

Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2.   Significant Accounting Policies

     >Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

     >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

     >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

     >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain (Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

  None of the funds had futures contracts open at December 31, 1999. Acorn International entered into forward contracts to sell foreign currency as described below:

Acorn International

    Foreign                          Settlement   U.S. Dollar    Unrealized Loss
  Amount (000)       Currency           Date     Proceeds (000)      (000)
--------------------------------------------------------------------------------
     155,000      Hong Kong Dollar     1/10/00      $19,939            $  439
   5,260,000        Japanese Yen       3/10/00      $52,040            $1,512
                                                                       ------
                                        Total Unrealized Loss          $1,951
                                                                       ======

Acorn USA, Acorn Twenty and Acorn Foreign Forty did not enter into any futures or forward foreign currency contracts during the year ended December 31, 1999.

Acorn Family of Funds
     >Notes to Financial Statements

     >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

     >Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies.

  In accordance with the distribution requirements imposed on investment companies, Acorn Fund, Acorn International and Acorn USA paid long-term capital gain distributions in 1999 of $715,158,000, $135,249,000 and $27,669,000,
respectively, which was sufficient to allow each fund not to incur any income tax. Acorn Twenty and Acorn Foreign Forty were not required to pay a long-term capital gain distribution.

  Acorn Fund, Acorn International and Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. A summary of transactions relating to PFICs for Acorn International is follows:

Acorn International                                                     (000)
-----------------------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1998                        $   311

Unrealized appreciation recognized through
December 31, 1999                                                      66,039

Cumulative net unrealized appreciation recognized
in prior years on PFICs sold through
December 31, 1999                                                        (640)
                                                                      -------
Cumulative net unrealized appreciation recognized
in prior years at December 31, 1999                                    65,710
                                                                      -------
A summary of transactions relating to PFICs during
1999 follows:

Unrealized appreciation recognized                                     66,039

Gain on the sale of PFICs classified as
ordinary income                                                         2,710

  At December 31, 1999, Acorn Fund had no cumulative net unrealized appreciation on PFICs.

  At December 31, 1999, Acorn Foreign Forty had cumulative net unrealized appreciation on PFICs of $305,000, of which $286,000 was recognized in 1999.

  Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

  Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

  Reclassifications have been made in 1999 for Acorn Fund, Acorn International and Acorn USA in the accompanying analysis of net assets from accumulated net realized gain on sale of investments to paid-in-capital of $95,281,000, $19,806,000 and $4,308,000, respectively. A reclassification was also made in Acorn International of $1,526,000 from undistributed net income to paid-in-capital. All reclassifications were made to reflect differences between financial reporting and income tax basis and had no impact on net asset value.

3.  Transactions with Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

  Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Acorn Fund
------------------------------------------------
Net asset value:
For the first $700 million                   .75%
Next $1.3 billion                            .70%
Net assets in excess of $2 billion           .65%

Acorn International
------------------------------------------------
Net asset value:
For the first $100 million                  1.20%
Next $400 million                            .95%
Net assets in excess of $500 million         .75%

Acorn USA
------------------------------------------------
Net asset value:
For the first $200 million                   .95%
Net assets in excess of $200 million         .90%

Acorn Twenty
------------------------------------------------
On average daily net assets                  .90%

Acorn Foreign Forty
------------------------------------------------
On average daily net assets                  .95%

  WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

  Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of the following:

-------------------------------------------------
(in thousands)                   1999        1998

Acorn Fund                      $ 293       $ 211
Acorn International               150          94
Acorn USA                          24          11
Acorn Twenty                        4          --
Acorn Foreign Forty                 2          --
                                -----------------
                                $ 473       $ 316
                                -----------------

WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 through August 2001.

     WAM Brokerage Services, L.L.C., a wholly owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4.   Borrowing Arrangements

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during 1999.

5.   Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:


Acorn Fund
---------------------------------------------------------------------------
(in thousands)                                          1999          1998

Shares sold                                            19,615        28,471
Shares issued in reinvestment of
  dividend and capital gain distributions              33,973        12,814
                                                      ---------------------
                                                       53,588        41,285
Less shares redeemed                                   52,676        47,224
                                                      ---------------------
Net increase (decrease) in
  Shares outstanding                                      912        (5,939)
===========================================================================

Acorn International
---------------------------------------------------------------------------
(in thousands)                                           1999          1998

Shares sold                                            25,580        19,818
Shares issued in reinvestment of
  dividend and capital gain distributions               4,028         1,540
                                                      ---------------------
                                                       29,608        21,358
Less shares redeemed                                   31,304        26,757
                                                      ---------------------
Net decrease in
  shares outstanding                                   (1,696)       (5,399)
===========================================================================

Acorn USA
---------------------------------------------------------------------------
(in thousands)                                           1999          1998

Shares sold                                             7,922        11,062
Shares isued in reinvestment of
  dividend and capital gain distributions               1,645         1,270
                                                      ---------------------
                                                        9,567        12,332
Less shares redeemed                                    6,383         5,558
                                                      ---------------------
Net increase in shares outstanding                      3,184         6,774
===========================================================================

Acorn Twenty
---------------------------------------------------------------------------
(in thousands)                                           1999         1998

Shares sold                                             2,862         3,176
Shares issued in reinvestment of
  dividend and capital gain distributions                  51            --
                                                      ---------------------
                                                        2,913         3,176
Less shares redeemed                                    1,067            26
                                                      ---------------------
Net increase in shares outstanding                      1,846         3,150
===========================================================================

Acorn Foreign Forty
---------------------------------------------------------------------------
(in thousands)                                           1999          1998

Shares sold                                             4,836         1,453
Shares issued in reinvestment of
  dividend and capital gain distributions                   7            --
                                                      ---------------------
                                                        4,843         1,453
Less shares redeemed                                      891            18
                                                      ---------------------
Net increase in shares outstanding                      3,952         1,435
===========================================================================


6.   Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Funds are as follows:

Acorn Fund
---------------------------------------------------------------------------
(in thousands)                                       1999           1998

Investment securities:
 Purchases                                         $1,092,137    $  830,390
 Proceeds from sales                                1,809,918     1,048,096
===========================================================================

Acorn International
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $  846,014    $  570,304
 Proceeds from sales                                  844,062       709,630
===========================================================================

Acorn USA
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $  138,244    $  178,181
 Proceeds from sales                                  135,001        95,639
===========================================================================

Acorn Twenty
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $   71,463    $   34,025
 Proceeds from sales                                   53,710         4,483
===========================================================================

Acorn Foreign Forty
---------------------------------------------------------------------------
(in thousands)                                         1999          1998

Investment securities:
 Purchases                                         $   76,252    $   13,984
 Proceeds from sales                                   26,238           974
===========================================================================

Appendix - Description of Bond Ratings

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the Funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     S&P Ratings AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.